As filed with the Securities and Exchange Commission on September 10, 2015

Securities Act File No.

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.[  ]

Post-Effective Amendment No.[  ]

ABS GLOBAL EQUITY LONG/SHORT RIC
(Exact Name of Registrant as Specified in Charter)

235 West Galena Street
Milwaukee, Wisconsin 53212
(Address of Principal Executive Offices) (Zip Code)

(414) 299-2000
(Registrant's Area Code and Telephone Number)

Laurence K. Russian, President and Principal Executive Officer
ABS Global Equity Long/Short RIC
235 West Galena Street
Milwaukee, Wisconsin 53212
(Name and Address of Agent for Service)

Copies of Communications to:

Leslie K, Klenk
Bernstein Shur
100 Middle Street
Portland, Maine 04101

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on October 10, 2015 pursuant to Rule 488 under the Securities Act of 1933.

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Shares of Beneficial Interest, $0.001 par value, of ABS Global Equity Long/Short RIC	$1,000,000.00	$116.20

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROXY STATEMENT/PROSPECTUS

October 21, 2015

ABS GLOBAL EQUITY LONG/SHORT RIC

235 West Galena Street
Milwaukee, Wisconsin 53212
(414) 299-2000

We are furnishing this Prospectus/Proxy Statement to the limited partners of ABS 3(C)(1) LP (the “Partnership”).  ABS Investment Management, LLC (“ABS”) is ABS of the Partnership.  ABS proposes to convert the Partnership into a registered closed-end management investment company.

ABS proposes to convert the Partnership into the ABS Global Equity Long/Short RIC (the “Fund”), a registered closed-end management investment company.  The Fund’s objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.  A market cycle is the time during which stock prices rise (bull market), then fall (bear market) and then rise again

ABS is asking your consent to the following two proposals:

1.	Proposal 1: To amend the Partnership's current Amended and Restated Partnership Agreement (the “Agreement”) to:
●	expressly authorize the Partnership’s general partner, subject to limited partner approval, to convert the Partnership to a registered closed-end investment company; and
●	permit dissenting limited partners to redeem their Partnership interests prior to the conversion.

2.	Proposal 2: To approve the conversion of the Partnership to a registered closed-end management investment company under the Agreement as amended by Proposal 1.

The Partnership may not convert into a registered-closed end investment company unless the limited partners approve both proposals.  ABS intends to consent to both proposals. If the Partnership’s limited partners do not approve both proposals, ABS will determine what further action to take, if any.

This Proxy Statement/Prospectus sets forth concisely the information about the Fund and the proposed conversion that a prospective investor ought to know before investing.  You should consider this information carefully in deciding whether to approve the proposals.  Please keep this Proxy Statement/Prospectus for future reference.  The Fund has filed additional  information about the Fund and the proposed Conversion with the U.S. Securities and Exchange  Commission in a separate statement of additional information dated October 21., 2015 (the “Statement”) that is incorporated by reference in this Proxy Statement/Prospectus.  Call or write UMB Fund Services, Inc., __________________, Milwaukee, Wisconsin 53212, (XXX) XXX-XXXX to obtain a copy of the Statement.

In addition, you can reach the Partnership by writing or calling ABS at: ABS Investment Management LLC, 537 Steamboat Road, Greenwich, Connecticut 06830, (203) 618-3700 or (XXX) XXX-XXXX.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

QUESTIONS & ANSWERS

Here are some answers to questions you may have about the proposed Conversion.  These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.
Q.          What is being proposed?

A.          ABS Investment Management LLC (“ABS”) is the general partner of ABS (3)(C)(1) LP (the “Partnership”).  ABS proposes to convert the Partnership into the ABS Global Equity Long/Short RIC (the “Fund”), a newly created closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  ABS intends to accomplish the conversion by:

●	Transferring substantially all of the assets of the Partnership to the Fund in exchange for shares of the only class of the Fund, Founder’s Shares (the “Shares”) (an “Exchange”);
●	Distributing the Shares to the Partnership’s limited partners (the “Limited Partners”) in proportion to the Partnership’s general partner’s and limited partners’ (the “Limited Partners”) positive capital accounts (a “Share Distribution”); and
●	Liquidating the Partnership (a “Liquidation”)

The partners of record of the Partnership as of the date of the Exchange (the “Valuation Date”), after redemption of the Partnership interests of partners that do not choose to participate in the Exchange, will receive Shares in the Share Distribution.  Partners that choose not to participate in the Exchange will redeem their Partnership interests on the Valuation Date and immediately prior to the Exchange.  ABS will liquidate the Partnership as soon as practicable after the Share Distribution.  The “Conversion” of the Partnership consists of the Exchange, the Share Distribution and the Liquidation.  ABS and the Fund intend to consummate the Conversion effective December 31, 2015.
Q.          What is the primary reason for the Conversion?
A           As investors in the Fund, the Limited Partners will have access to substantially similar principal investment strategies while benefitting from the protections afforded by the 1940 Act to registered investment companies and their shareholders.
Q.          What will happen to my Partnership interest as a result of the Conversion?
A.          Your interest in the Partnership will, in effect, be exchanged for Shares of the Fund equal in value, as of the Valuation Date (as defined in the Agreement and Plan of Reorganization), to the total value of the Partnership interest you held immediately prior to the Exchange.  You will not be subject to U.S. federal income tax on the Exchange.
Q.          How do the investment objectives, strategies and restrictions of the Funds compare?

A.          Each of the Partnership and the Fund operate as a fund of funds and invest their respective assets in other investment funds managed by investment managers (“Investment Managers”) selected by ABS.  ABS believes that, by investing through a diversified group of Investment Managers, the Partnership and Fund will afford investors access to the varied skills and expertise of a number of Investment Managers while at the same time lessening for investors the risks and volatility associated with investing through any one Investment Fund or Portfolio Fund (each as defined in the Prospectus/Proxy Statement).  An investment in the Partnership and the Fund provides investment exposure to multiple Investment Funds/Portfolio Funds, respectively, which may provide a number of important benefits to investors including: (1) diversification among investment styles and investment strategies of Investment Managers that is greater than an individual investor could achieve himself with the same dollar of invested capital; (2) access to ABS’s expertise in sourcing and allocating assets among Investment Managers; and (3) ongoing review and monitoring of the Investment Managers and their investment performance.

The Partnership’s investment objective is incorporated into the Fund’s principal investment strategies (e.g. accessing techniques/strategies of Investment Managers).  Moreover, the Partnership’s and the Fund’s principal investment policies are substantially similar and ABS has managed the Partnership’s portfolio consistent with the Fund’s investment objective and principal investment policies since the Partnership’s inception.
Q.          Will there be a change to the Partnership’s portfolio managers as a result of the Conversion?
A.          No. ABS, the general partner of the Partnership serves as investment adviser to the Fund and Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster, the Partnership’s portfolio managers, will serve as the Fund’s portfolio managers.
Q.          Will I incur any sales charges or redemption fees as result of the Conversion?
A.          No, Limited Partners will not incur any sales charges or redemption fees as a result of the Conversion.
Q.          How do the expense ratios and management fee rates of the Funds compare, and what are they estimated to be following the Reorganization?
A.          Based on the operating expenses of Partnership as of December 31, 2014, and the pro forma expense ratios of the Fund assuming consummation of the Conversion as of December 31, 2015, Limited Partners are expected to experience the same annual fund operating expenses in the Fund that they had in the Partnership prior to the Conversion.  ABS has agreed to waive its management fee and reimburse Fund expenses to limit the Fund’s total annual operating expenses attributable to the Shares to 1.10% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business) through August 30, 2019.
Q.          What are the federal income tax consequences of the proposed Reorganization?
A.          For federal income tax purposes, no gain or loss will be recognized by a Partner or, generally, the Partnership as a result of the Conversion.
Q.          How will I be notified of the outcome of the Conversion?
A.          If the Limited Partners approve the proposed Conversion, you will receive a confirmation statement reflecting your Fund account number and the number Shares you are receiving within forty-five days of the Conversion Date which is currently anticipated to be December 31, 2015.  If the Limited Partners do not approve the proposed Conversion, the Partnership’s annual report for the period ending December 31, 2015 will indicate this result.
Q.          How will the Reorganization affect my Partnership capital account?
A.          As a result of the Reorganization, the assets of the Partnership will be transferred to the Fund, an account will be set up in your name with the transfer agent for the Fund and you will receive Shares of the Fund and the Partnership will dissolve. The value of the Shares you receive in the Conversion will equal the value of your Partnership interest immediately prior to the Conversion.
Q.          Who will bear the expenses of the proposed Reorganization?
A.          ABS will bear the expenses of the proposed Reorganization.
Q.          What is required to approve the Conversion?

A.          To accomplish the Conversion, ABS is soliciting the written consent of the Limited Partners on two proposals (the “Proposals”).

PROPOSAL 1:  To amend the Partnership’s current Amended and Restated Limited Partnership Agreement to:

●	expressly authorize ABS, subject to Limited Partner approval, to effect the transactions comprising the Conversion; and
●	permit dissenting Limited Partners to redeem their Partnership interests prior to Conversion if they do not wish to participate in the Conversion.

PROPOSAL 2: To approve the Conversion of the Partnership pursuant to its Partnership Agreement as amended by Proposal 1.

Each Proposal requires the approval of: (1) ABS; and (2) the Limited Partners who own more than fifty percent (50%) of the then current percentage or other interest in the profits of the Partnership owned by all of the Limited Partners.
Q.          How will my approval of the Proposals be obtained?

A.          ABS is soliciting the written consent of the Limited Partners to the Proposals.  ABS intends to provide its written consent to the Proposals and recommends that the Limited Partners approve the Proposals.

Q.          What will happen if the Conversion in not approved?
A.          If the Limited Partners do not vote to approve the Conversion, then the Conversion will not take place and ABS may consider other possible courses of action, including the possible liquidation of the Partnership.
Q.          Who should I call with questions about this Proxy Statement/Prospectus?
A.          If you have any questions regarding this Proxy Statement/Prospectus, please contact ABS by calling (203) 618-3700 or (XXX) XXX-XXXX.

PLEASE SUBMIT THE ENCLOSED CONSENT FORM.
YOUR VOTE IS VERY IMPORTANT!

TABLE OF CONTENTS

SYNOPSIS	1
THE CONVERSION	1
THE PROPOSALS	1
FEES AND EXPENSES	2
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	3
PROCESS UTILIZED TO SELECT INVESTMENT MANAGERS	8
PURCHASE POLICIES	11
WITHDRAWAL AND REPURCHASE POLICIES	14
DISTRIBUTION POLICIES	20
TAXATION	20
CERTAIN ERISA CONSIDERATIONS	26
COMPARISON OF PRINCIPAL INVESTMENT RISKS	27
THE CONVERSION	48
THE PROPOSALS	49
FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION	49
ADVANTAGES TO LIMITED PARTNERS	50
EXPENSES OF THE CONVERSION	50
CAPITALIZATION	51
THE FUND	51
ORGANIZED AS A DELAWARE STATUTORY TRUST	51
REGISTERED INVESTMENT COMPANY	51
INVESTMENT OBJECTIVE	51
FUNDAMENTAL INVESTMENT POLICIES	51
BOARD OF TRUSTEES	52
INVESTMENT ADVISER	52
PORTFOLIO MANAGERS	52
ADMINISTRATION, COMPLIANCE AND FUND ACCOUNTING SERVICES	53
TRANSFER AGENT SERVICES	53
CUSTODIAN	53
FUND EXPENSES	54
PORTFOLIO FUNDS’ EXPENSES	54

EXPENSE LIMITATION	54
PLAN OF DISTRIBUTION	54
SHARES OF BENEFICIAL INTEREST	56
SHAREHOLDER VOTING	56
ELECTION AND REMOVAL OF TRUSTEES	57
AMENDMENTS TO THE DECLARATION OF TRUST AND THE BY-LAWS	57
THE PARTNERSHIP	57
VOTING INFORMATION	57
OTHER INFORMATION	58
INTERESTED PERSONS	58
LEGAL MATTERS	58

SYNOPSIS

The Synopsis highlights some of the information contained in this Prospectus/Proxy Statement.  The Synopsis is qualified in its entirety by reference to additional information contained elsewhere in this Prospectus/Proxy Statement and the Agreement and Plan of Reorganization (the “Plan”) relating to the transaction, a form of which is attached to this Prospectus/Proxy Statement as Appendix 1.

THE CONVERSION

ABS Investment Management LLC is the general partner of ABS (3)(C)(1) LP.  ABS proposes to convert the Partnership into the ABS Global Equity Long/Short RIC, a newly created closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  ABS intends to accomplish the conversion by:

●	Transferring substantially all of the assets of the Partnership to the Fund in exchange for shares of the only class of the Fund, Founder’s Shares (the “Shares”) (an “Exchange”);
●	Distributing the Shares to the Partnership’s limited partners (the “Limited Partners”) in proportion to the Limited Partners’ positive capital accounts (a “Share Distribution”); and
●	Liquidating the Partnership (a “Liquidation”)

The partners of record of the Partnership as of the date of the Exchange (the “Valuation Date”), after redemption of the Partnership interests of partners that do not choose to participate in the Exchange, will receive Shares in the Share Distribution.  Partners that choose not to participate in the Exchange will redeem their Partnership interests on the Valuation Date.  ABS will liquidate the Partnership as soon as practicable after the Share Distribution.  The “Conversion” of the Partnership consists of the Exchange, the Share Distribution and the Liquidation.  ABS and the Fund intend to consummate the Conversion effective December 31, 2015.

THE PROPOSALS

To accomplish the Conversion, ABS is soliciting the written consent of the Partnership’s limited partners (the “Limited Partnership”) on two proposals (the “Proposals”).

PROPOSAL 1

To amend the Partnership’s current Amended and Restated Limited Partnership Agreement to:

●	expressly authorize ABS, subject to Limited Partner approval, to effect the transactions comprising the Conversion; and
●	permit dissenting Limited Partners to redeem their Partnership interests prior to Conversion if they do not wish to participate in the Conversion.

PROPOSAL 2

To approve the Conversion of the Partnership pursuant to its Partnership Agreement as amended by Proposal 1.

Each Proposal requires the approval of: (1) ABS; and (2) the Limited Partners who own more than fifty percent (50%) of the then current percentage or other interest in the profits of the Partnership owned by all of the Limited Partners.

The Partnership is a Delaware limited partnership which commenced investment operations on March 1, 2011.

The Fund is a newly organized registered closed-end management investment company under the 1940 Act and a Delaware business trust.  The Fund has an unlimited number of authorized shares.  The Fund expects to register ____ Shares under the Securities Act of 1933, as amended, and the 1940 Act.  The Fund will commence operations upon completion of the Conversion.  The Fund may offer shares in additional classes in the future.

ABS, as general partner of the Partnership, intends to consent to the Conversion.

FEES AND EXPENSES

The following table summarizes: (1) the expenses that the Partnership incurred for the period ended December 31, 2014; and (2) the fees and expenses that investor may pay with respect to an investment in the Fund.  The Fund will be the accounting survivor of the Conversion.

	The Partnership(1)	The Fund – Founders’ Shares
Expenses that you pay each year as a percentage of your investment
Management Fees	0.65%	1.00%
Incentive Fee	0.24%	0.0%
Other Expenses	0.21%	0.48%(2)
Acquired Fund Fees and Expenses	3.17%	3.17%(3)
Total Annual Fund Operating Expenses	4.27%	4.65%
Fee Waiver and/or Expense Reimbursement	0.0%	(0.38)%(4)
Net Expenses	4.27%	4.27%(4)

(1)	Based on the Partnership’s expenses for the fiscal year ended December 31, 2014.
(2)
Based on estimated Fund average month-end net assets of $50 million and estimated expenses for the current fiscal year.  “Other Expenses” do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under “Acquired Fund Fees and Expenses”). ABS advanced the Fund’s organizational and offering costs and will be subsequently reimbursed by the Fund consistent with the terms of the expense limitation agreement described in Note 3 below.

(3)
Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds.  Fees and expenses of Portfolio Funds are based on the Portfolio Funds’ fees and expenses.  Generally, fees payable to an Investment Manager are estimated to range from 1% to 2% (annualized) of the average net asset value of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge an incentive allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits.  These fees payable to Investment Managers are estimates and may be higher or lower.  The Portfolio Funds held by the Fund and their fees will change over time, impacting the calculation of the “Acquired Fund Fees and Expenses.”  Future “Acquired Fund Fees and Expenses” may be substantially higher or lower because certain fees are based on the performance of the Acquired Funds, which may fluctuate over time.

(4)
ABS has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Shares to 1.10% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, dividend expenses on short sales and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  Expenses reimbursed and/or fees reduced by ABS may be recouped by ABS for a period of three (3) fiscal years following the end of the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Shares in effect at the time the expenses were paid/waived.  These arrangements will continue until August 30, 2019 and may be terminated or extended at any time by the Board.  No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

Example.  The following is a hypothetical example intended to help you compare the cost of investing in the Partnership to the cost of investing in the Fund.  This example assumes that you invest $1,000 and have a 5% annual rate of return. For investments in the Partnership, the example includes the maximum capital account-based annualized 0.65% advisory fee and the maximum capital account-based annualized 0.24% incentive fee and full withdrawal at the end of each period.  For the Fund, the example assumes reinvestment of all dividends and distributions, and full redemption at the end of each period.  Although your actual costs may be higher or lower, under these assumptions your costs would be:

	The Partnership	The Fund
After 1 Year	$1039	$1038
After 3 Years	$1121	$1120

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
This section will help you compare the investment objectives and principal investment strategies of the Partnership and the Fund. ABS is the investment adviser to each of the Partnership and the Fund and the following chart sets forth the Partnership’s and the Fund’s investment objective and principal investment policies.

As further described below, each of the Partnership and the Fund operate as a fund of funds and invest their respective assets in other investment funds managed by investment managers (“Investment Managers”) selected by ABS. ABS believes that, by investing through a diversified group of Investment Managers, the Partnership and Fund will afford investors access to the varied skills and expertise of a number of Investment Managers while at the same time lessening for investors the risks and volatility associated with investing through any one Investment Fund or Portfolio Fund (each as defined below). An investment in the Partnership and the Fund provides investment exposure to multiple Investment Funds/Portfolio Funds which may provide a number of important benefits to investors including: (1) diversification among investment styles and investment strategies of Investment Managers that is greater than an individual investor could achieve himself with the same dollar of invested capital; (2) access to ABS’s expertise in sourcing and allocating assets among Investment Managers; and (3) ongoing review and monitoring of the Investment Managers and their investment performance.

The Partnership	The Fund
Investment Objective
To allocate Partnership assets among a diversified group of investment managers that, as a group, utilize a wide variety of investment techniques and strategies.
To seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.

A market cycle is the time during which stock prices rise (bull market), then fall (bear market) and then rise again.

Principal Investment Strategies
The Partnership was created to offer U.S. tax-exempt investors the opportunity to invest in a diversified asset pool consisting primarily of a number of investments in private investment funds, offshore funds which may or may not be private funds, and managed accounts (collectively, “Investment Funds”) managed by Investment Managers selected by ABS. The Investment Funds in the aggregate will provide the Partnership with market exposure that may be net short or net long (i.e. flexible). The Partnership will generally invest in non-U.S. Investment Funds or in U.S. Investment Funds that are expected to generate little or no unrelated business taxable income.

ABS intends to allocate Partnership assets among a diversified group of Investment Managers that, as a group, utilize a wide variety of investment techniques and strategies.

ABS intends to primarily invest Partnership assets in Investment Funds that target returns through the use of a wide array of investment strategies throughout the global financial markets, with an emphasis on equity long/short strategies. It is anticipated that the selected strategies will include, but not be limited to, the use of equities, fixed income instruments, currencies, commodities and a variety of derivative instruments in both developed and emerging markets. The Partnership’s allocation among strategies is expected to vary, as is the positioning and instruments used in each of the underlying strategies.

To achieve its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in equity securities pursuant to equity long/short strategies employed by the private investment funds or “hedge funds” (“Portfolio Funds”) managed by Investment Managers selected by ABS. The Portfolio Funds in the aggregate will provide the Partnership with market exposure that may be net short or net long (i.e. flexible). The Fund will generally invest in non-U.S. Portfolio Funds and U.S. Portfolio Funds that are expected to generate little or no unrelated business taxable income. While the Portfolio Funds may be organized within and outside the U.S., no Portfolio Fund is expected to be registered under the 1940 Act.

Generally, the equity long/short strategies employed by the Portfolio Funds involve taking long and short positions in the equity securities (or the equivalent thereof) of U.S. and foreign issuers. These long and short positions are created by purchasing and selling short specific equity securities or groups of equity securities. The Portfolio Funds in the aggregate will provide the Fund with market exposure that may be net short or net long (e.g. flexible). Foreign issuers may be organized in or may operate in emerging markets.

The Partnership	The Fund
Principal Investment Strategies (cont.)
At any time and from time to time, the Investment Managers may use any one or more of the investment techniques discussed above and may employ a number of other trading strategies without advising the Partnership in advance. Subject only to any applicable laws and regulations and the terms of the respective investment advisory agreements and/or organizational documents that may govern the conduct of the Investment Managers, the Investment Managers have complete discretion in purchasing and selling securities and other investments. They may invest in a wide range of securities and other financial instruments and use a broad array of investment techniques for hedging and non-hedging purposes. The Partnership cannot provide any assurances that the trading strategies employed by the Investment Managers will be successful.

An emerging market is a nation’s economy that is progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory of some form of market exchange and regulatory body. Investment Managers may utilize a variety of investment approaches and techniques to implement their long/short equity strategies. Investment Managers, for example, may construct long and short positions based upon the following strategies: (1) a mispricing of equity securities relative to each other or relative to historic norms; (2) the effect of events on different equity securities; (3) perceived valuations of equity securities (e.g., whether an issuer is overvalued or undervalued); and/or (4) the effect of global economic and political changes on the prices of equity securities (collectively, “Long/Short Equity Strategies”).

The Investment Managers may utilize a variety of investment styles (e.g. growth/value, small cap/large cap) and focus on specific sectors, regions (e.g. U.S., emerging markets, global) and asset classes (e.g. common stocks, preferred stocks and convertible securities) to implement the Long/Short Equity Strategies.

While it is anticipated that the Portfolio Funds will primarily invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”) to implement their equity long/short strategies.

A Portfolio Fund may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”) on an opportunistic basis. It is expected that an Investment Manager may apply techniques similar to the Long/Short Equity Strategy to implement long/short positions in Fixed Income Securities.

Derivatives. While a Portfolio Fund generally implements its investment strategies by investing directly or selling short Equity Securities, a Portfolio Fund may use derivatives, typically, options on Equity Securities and Equity or Fixed Income indices (each an “Index”), futures on Indices and total return swaps involving one or a basket of Equity or Fixed Income Securities, to create synthetic exposure to these Indices/securities for the purposes of increasing portfolio profitability or hedging against the risk of equities, in general, and certain long/short strategy risks, including short selling risk. A Portfolio Fund may also invest in forward foreign currency contracts (each a “forward contract”) to protect against or speculate on the fluctuation of various currencies.

The Partnership	The Fund
Principal Investment Strategies (cont.)

Options. An option contract is a bilateral agreement that permits, but does not obligate, the purchaser, in return for a premium paid to the writer (seller) of the option, to buy an asset from (in the case of a call option) or sell an asset to (in the case of a put option) the writer (seller) at a specific price (the “Strike Price”) on or before the expiration date of the contract. An Investment Manager may purchase a call option or write (sell) a put option on Equity Securities or an Index if the Investment Manager expects the value of the Equity Security or Index to increase during the term of the option. Alternatively, an Investment Manager may purchase a put option or write (sell) a call option on an Equity Security or Index if the Investment Manager expects the market value of that Equity Security or Index to decrease during the term of the option. A Portfolio Fund may close out a call or put written on an Equity Security or Index by purchasing a call or put, respectively, on the same Equity Security or Index and with the same Strike Price and expiration date. To close out a position as a purchaser of an option on an Equity Security or Index, a Portfolio Fund may sell the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so. If exercised, Index options settle in cash while an option on an Equity Security will settled upon delivery of the underlying security to the purchaser thereof.

Futures. A futures contract is a bilateral agreement where one party agrees to accept delivery/purchase an asset (a long position), and the other party agrees to make delivery/sell the asset (a short position), as called for in the contract, on a specified date and at an agreed-upon price (the “Settlement Price”). An Investment Manager may take a long position in an Index futures contract if the Investment Manager expects the value of the Index to increase during the term of the contract. Alternatively, an Investment Manager may take a short position in an Index futures contract if the Investment Manager expects the market value of the Index to decrease during the term of the contract. If exercised, futures contracts settle in cash on the Settlement Date. A Portfolio Fund may elect to close a futures position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Swap Agreements. Swap agreements are individually negotiated bilateral contracts created to gain exposure to a variety of different types of investments or market factors. In a total return swap on Equity Securities, one party sells (the “Payor”) to the other party (the “Receivor”) an amount equal to all cash flows from and price appreciation on the Equity Securities during the term of the agreement in return for a payment based on fixed or floating rate and an amount equal to any depreciation on the Equity Securities during the term of the agreement. A Portfolio Fund may elect to participate in a total return swap as “Receivor” if the Investment Manager expects the underlying Equity Securities to increase in value in an amount greater that the fixed rate to be paid under the agreement. Alternatively, a Portfolio Fund may elect to participate in a total return swap as “Payor” if the Investment Manager expects the underlying Equity Securities to decline in value during the term of the agreement but to increase in value over the long term.

The Partnership	The Fund
Principal Investment Strategies (cont.)

Forward Contracts. A forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Other Investments. Because a Portfolio Fund is not registered under the 1940 Act and its governing documents typically do not impose significant investment restrictions, the Portfolio Fund may also, without limitation or prior notice to ABS, invest and trade in a broad range of securities, derivatives and other financial instruments including but not limited to those described above.

Limitations Relating to Investment Fund/Portfolio Fund Holdings
The Investment Funds in which the Partnership invests may or may not be private investment funds, and may be listed or unlisted and open-ended or closed-ended.

ABS anticipates that not more than 20% of the assets of the Partnership, determined at the time of investment, will be invested in a single Investment Fund. However, ABS has the right to allocate more than 20% of the assets of the Partnership to a single Investment Fund where it deems it to be in the best interest of the Partnership.

ABS typically will not invest more than 20% of the Fund’s assets in any one Portfolio Fund (measured at the time of investment).

In addition, the Fund will limit its investment in any one Portfolio Fund to less than 5% of that Portfolio Fund’s outstanding voting securities to avoid 1940 Act prohibitions on affiliated transactions. The Fund may, however, purchase non-voting securities of Portfolio Funds or waive its voting rights with respect to interests held in Portfolio Funds.

Waivers of voting rights typically will be effected by means of a written agreement with the relevant Portfolio Fund pursuant to which the Fund automatically waives any voting rights it may hold subject to certain requirements. Determinations of whether the Fund will waive its voting rights are made by ABS as part of the investment process. ABS will make a determination whether foregoing the right to vote is consistent with its fiduciary duty as an investment adviser to the Fund. When deciding to forego or waive voting rights, ABS will only consider the interests of the Fund.

The Partnership	The Fund
Limitations Relating to Investment Fund/Portfolio Fund Holdings (cont.)

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund may invest provide their investors with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. ABS considers this risk minimal relative to the increased flexibility potentially available to the Fund and its shareholders from investing in non-voting securities.

Other Activities
In addition to its investments in Investment Funds, among other things, ABS may also make investments with the assets of the Partnership for liquidity or defensive purposes, including, but not limited to, foreign currency forwards, index options, interest-earning money market accounts, government obligations, commercial paper and short-term certificates of deposit.

The Partnership does not intend to employ leverage. However, the Partnership may borrow funds not in excess of 25% of the aggregate net asset value of the capital accounts (each of the accounts of the Partnership’s general partner and Limited Partners) of the Partnership at the time the leverage is incurred. It is anticipated that the Partnership will only borrow funds if ABS determines that the sale of the assets of the Partnership to meet withdrawal requests is not in the best interest of the Partnership, or to invest capital pending receipt of proceeds from the sale of assets. The Partnership may also incur leverage to meet any cash flow shortfalls. ABS, in its discretion, may at any time convert the Partnership into a “feeder fund” in a master-feeder fund structure whereby the Partnership’s trading program will be carried out by a master trading vehicle in which the Partnership is an equity holder. In such event, the Partnership will bear its pro rata share of such master fund’s expenses. However, in such case, no additional fees will be charged by ABS or any of its affiliates in connection with such investment by the Partnership.

The Fund may invest in cash and cash equivalents pending investments in Portfolio Funds and to: (1) satisfy periodic offers to repurchase Founders’ Shares when and if authorized by the Board; and (2) pay fees and expenses. The Fund may not achieve its investment objective when holding cash and cash equivalents.

The Fund may enter into a credit facility with a third-party lender to facilitate borrowing. The Fund may utilize credit facilities for: (i) satisfying periodic offers to repurchase Shares when and if authorized by the Board; (ii) paying fees and expenses; and (iii) making investments in anticipation of the receipt of subscription funds. Although the Fund does not anticipate using borrowings for other purposes, the Fund reserves the right in the future to utilize credit facilities for other purposes it may deem appropriate.

Borrowings may not exceed 33 1/3% of the value of the Fund’s total assets.

Notable Differences

The Partnership’s investment objective is incorporated into the Fund’s principal investment strategies (e.g. accessing techniques/strategies of Investment Managers). Moreover, the Partnership’s and the Fund’s principal investment policies are substantially similar and ABS has managed the Partnership’s portfolio consistent with the Fund’s investment objective and principal investment policies since the Partnership’s inception. The notable differences between the Partnership’s and Fund’s principal investment strategies are as follows:

(1)	the Fund’s principal strategies identify, with specificity, consistent with disclosure requirements applicable to the registered investment companies, the types of assets in which the Fund principally invests, based on historical operations of the Partnership; the Partnership’s strategies list all types of assets in which it may potentially invest. Like the Partnership, however, the Fund reserves the right to invest in a broad selection of assets through its interests in investment funds managed by investment managers;
(2)	the Fund may only access Investment Managers through Portfolio Funds while the Partnership has the flexibility to access Investment Managers through separate accounts maintained with Investment Managers. The Partnership, however, has not accessed Investment Managers through separate accounts since inception;
(3)	the Fund is not expected to invest in Portfolio Funds registered under the 1940 Act (other than money market funds for liquidity and temporary defensive purposes) while the Partnership may invest in open-end and closed-end funds registered under the 1940 Act. The Partnership, however, has not invested in other in other investment companies registered under the 1940 Act since inception.
(4)	the Fund, since it includes the term “equity” in its name, must invest, pursuant to investment policy requirements mandated by the 1940 Act, at least 80% of its net assets (plus borrowing for investment purposes) in equity securities. The Fund seeks to satisfy this requirement by investing at least 80% of its net assets (plus borrowing for investment purposes) in equity securities pursuant to equity long/short strategies employed by the Portfolio Funds (the “80% Policy”). While the Partnership is not required to satisfy a similar investment policy requirement, it has, since inception invested consistent with the Fund’s 80% Policy;
(5)	the Fund may invest in cash and cash equivalents pending investments in Portfolio Funds and to: (1) satisfy periodic offers to repurchase Founders’ Shares when and if authorized by the Board; and (2) pay fees and expenses. Partnership investments, for liquidity and defensive purposes, may include, but are not limited to foreign currency forwards, index options, interest-earning money market accounts, government obligations, commercial paper and short-term certificates of deposit.
PROCESS UTILIZED TO SELECT INVESTMENT MANAGERS
This section will help you compare the process utilized by ABS to identify Investment Managers with which to invest on behalf of the Partnership and the Fund. While the Fund’s description of this process is more detailed, the processes employed by ABS to identify Investment Managers with which to invest on behalf of the Partnership and the Fund are substantially similar.

The Partnership	The Fund
ABS will select Investment Funds based upon, among other things, the experience, style and expertise of the Investment Managers which manage such Investment Funds. In selecting particular Investment Managers, among other things, it is currently intended, but not required, that ABS will consider the following general criteria:
•    an assessment of intangible characteristics of an Investment Manager, including the degree of risk associated with an Investment Manager’s objectives and strategies and an Investment Manager’s ability to react dynamically to fluid situations.

Initial Due Diligence. It is the responsibility of ABS to: (1) identify Investment Managers and the Portfolio Funds in which the Fund will invest; and (2) determine the percentage of Fund assets to be allocated to each Portfolio Fund.

The Partnership	The Fund
•    the degree to which a specific Investment Manager complements and balances the portfolio of the Partnership, or correlates to the strategies employed by other Investment Managers;
•    the amount of the Investment Manager’s own capital that is managed similarly to the applicable Investment Fund;
•    the length of time the Investment Manager has been associated with the applicable Investment Fund;
•    continued favorable outlook for the strategy employed by an Investment Manager;
•    the Investment Manager’s reputation among his peers and competitors;
•    potential conflicts of interest;
•    the volatility of the results of an Investment Fund;
•    the liquidity of an investment in an Investment Fund;
•    the liquidity of the investments of an Investment Fund;
•    the degree of correlation or non-correlation between the performance of an Investment Fund and that of the market;
•    the degree to which the Investment Manager employs leverage;
•    the fees associated with an investment with the Investment Manager; and
In addition, ABS will apply the following analysis in selecting particular Investment Managers:
•    Understand Investment Fund strategies and instruments used, and how they are expected to perform in various environments.
•    Evaluate the expected impact among and between Investment Fund strategies given various environments or scenarios.
•    Focus on qualitative research and knowledge as opposed to screening databases of historic track records. Evaluate an Investment Fund as a “going concern,” as opposed to investing based on past performance. Use quantitative analysis as a crosscheck.
•    As with any skill-based people business, understand that a given individual’s competitive edge, “drive” or even

ABS selects Portfolio Funds based upon, among other things, the experience, style and expertise of their Investment Managers. ABS seeks Portfolio Funds with Investment Managers of the highest degree of ethical standards, professionalism, and integrity and focuses on those that utilize qualitative research (i.e., collection of information through meetings with issuer executives) as opposed to screens of historical performance to identify potential investment opportunities. ABS understands that the continued success of yesterday’s successful Portfolio Fund is dependent upon the Investment Manager’s personnel and their competitive edge, “drive” or even motivation to work. Therefore, ABS focuses on the “human” aspect of an Investment Manager’s business in evaluating the viability of the Fund’s investment in a prospective new Portfolio Fund (each a “Prospect Fund”). In addition to the Investment Manager’s investment process and personnel, ABS may consider the following criteria to evaluate an investment in a Prospect Fund:
•    intangible characteristics of the Investment Manager, including the degree of risk associated with an Investment Manager’s objectives and strategies and the Investment Manager’s ability to react dynamically to fluid situations;
•    the degree to which a specific Investment Manager complements and balances the portfolio of the current portfolio of the Fund, or correlates to the strategies employed by the Investment Managers of the Portfolio Funds comprising the Fund’s investment portfolio;
•    the amount of the Investment Manager’s own capital that is managed similarly to the Portfolio Fund;
•    the length of time the Investment Manager has been associated with the Portfolio Fund;
•    the outlook for the strategy employed by the Investment Manager;
•    potential conflicts of interest between the Investment Manager, the Portfolio Fund, and the Fund and its service providers;
•    the volatility of the investment results of the Portfolio Fund;
•    the liquidity of an investment in the Portfolio Fund;
•    the liquidity of the investments of the Portfolio Fund;
•    the degree of correlation or non-correlation between the performance of the Portfolio Fund and that of the market;
•    the degree to which the Investment Manager employs leverage; and
•    the fees associated with an investment in the Portfolio Fund.

No single criterion listed above is determinative and certain investments may be made irrespective of the failure of the Investment Manager to meet all of the criteria listed above. Additionally, certain of the above criteria may be emphasized over others in the selection of a Prospect Fund. In an effort to optimize the Fund’s investment program, ABS may allocate a portion of the Fund’s assets to Portfolio Funds which lack historical track records but which, in the judgment of ABS, offer investment potential.

The Partnership	The Fund
•    motivation to work may change in a very short period of time. Keep track of the “human” aspect of the business and understand that yesterday’s successful Investment Fund may not be tomorrow’s best.
•    Seek the highest degree of ethical standards, professionalism, and integrity for those Investment Managers in whose Investment Funds the Partnership invests.

In an effort to optimize its investment program, the Partnership may allocate a portion of its capital to Investment Funds which lack historical track records but which, in the judgment of ABS, offer exceptional potential.

ABS makes allocations amongst the Investment Funds in its sole and exclusive discretion based on its own research and investigation. ABS is not obligated to invest in any particular number of Investment Funds nor to allocate its investments in any particular manner amongst Investment Funds. ABS closely monitors the Investment Managers and determines on a regular basis if allocations need to be changed because of poor results, changes in the investment or economic environment or the availability of more promising alternative investments.

Prior to allocating Fund assets to a Prospect Fund, ABS analyzes the Prospect Fund’s investment strategies, the instruments utilized to implement these strategies, and how the instruments are expected to perform under various market conditions without emphasis on past performance. To minimize investment risk, ABS also analyzes the expected impact among and between the investment strategies of the Prospect Fund and those of the Portfolio Funds currently comprising the Fund’s investment portfolio under various market conditions. Additionally, each Prospect Fund is assessed as a “going concern” and not pursuant to past performance. Finally, quantitative analysis is employed to confirm the viability of a Prospect Fund prior to investment. ABS’s quantitative analysis of a Prospect Fund includes an evaluation of historical returns relative to historical exposure to certain regions, sectors and market capitalization of issuers.

Prior to investing in a Prospect Fund, ABS will evaluate the operations and controls of the Investment Manager. This due diligence typically includes a review of the Investment Manager’s investment process, operational and accounting environment as well as its relationships with key service providers such as custodians, prime brokers and independent administrators.

Ongoing Due Diligence. ABS regularly monitors data provided by the Investment Managers, including performance, portfolio statistics and financial reports. ABS may decrease or eliminate the Fund’s investment in a Portfolio Fund or add new Portfolio Funds for various reasons. For example, ABS may decrease or eliminate the Fund’s investment in a Portfolio Fund due to: (1) the identification of a new investment opportunity; (2) a change in the Portfolio Fund’s investment strategy or economic environment; (3) poor performance; or (4) a change in focus. or excessive growth of the Investment Manager.

Since Portfolio Funds are generally illiquid and may only be redeemed at certain times, changes to the Fund’s allocation to one or more Portfolio Funds will generally be made when additional investment proceeds are received by the Fund or when selecting investments to liquidate to fund the repurchase of Shares, which may be periodically approved by the Board to provide limited liquidity to shareholders. ABS also takes into account liquidation fees that may be imposed by a Portfolio Fund when implementing changes to portfolio asset allocations amongst the Portfolio Funds. Generally, in order to avoid and/or limit the generation of these liquidation penalties, ABS expects to implement allocation adjustments upon receipt of additional investment proceeds by the Fund and/or by first liquidating interests in Portfolio Funds that are no longer subject to liquidation fees (i.e., interests held by the Fund beyond the lock-up/gate periods).

PURCHASE POLICIES
This section will help you compare the purchase policies of the Partnership and the Fund. The purchase policies of the Partnership and the Fund are set forth in the following table.

The Partnership	The Fund
Eligible Investors
The Partnership will generally sell interests only to U.S. Persons (as defined in the 1933 Act) that are not subject to U.S. taxation and who qualify as (i) “accredited investors” (as defined in Rule 501(a) of the Securities Act of 1933, as amended), (ii) “qualified clients” (as defined in Rule 205-3 promulgated under the Investment Advisers Act of 1940, as amended) and (iii) “qualified eligible persons” (as defined under Commodity Futures Trading Commission Regulation 4.7). ABS may waive suitability requirements with respect to one or more investors when such waiver is not inconsistent with the interests of the Partnership. Also, ABS Partner may, in its sole discretion, accept or decline to admit any investor.

Investors may purchase Shares if they are “accredited investors” (as defined in Rule 501(a) of the 1933 Act) (each an “Eligible Investor”). Foreside Fund Services, LLC (“Distributor”) acts as principal underwriter and distributor for the Shares on a best efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor.

After an initial purchase, existing shareholders subscribing for additional Shares will be required to verify their status as Eligible Investors at the time of each additional subscription.

Eligible Purchase Dates
With the prior approval of ABS, new Limited Partners may be admitted and new subscriptions from new or existing Limited Partners may be accepted, as of the first day of a calendar month or at such other times as ABS determines.

The Fund intends to accept initial and additional purchases of Shares as of the first Business Day (a day that the New York Stock Exchange is open) of each calendar month. Shares may be offered less frequently

Subscription Price

Shares will be sold at their net asset value per share and may be offered less frequently as determined by the Fund’s Board of Trustees (the “Board”) in its sole discretion. The Fund will calculate the net asset value of the Shares as of the close of business on the last Business Day of each calendar month and at such other times as the Board may determine.

Important Due Dates for Subscriptions
Any eligible investor wishing to purchase interests must: (i)  complete, execute and deliver the applicable subscription material to the Sub-Administrator at least five (5) days prior to the subscription date; and (ii) deliver, no later than five (5) days prior to the subscription date by wire transfer in same-day funds acceptable to ABS, the full amount of the purchase price of the interests being subscribed for pursuant to the subscription material. ABS may waive the method of payment with respect to any one or more investors.

ABS or its agents may waive the five (5) day period for some investors; however, interests will not be issued to a subscriber who has not completed, executed and delivered the applicable subscription material, or from whom full payment for the interests has not been timely received in cleared funds.

Generally, each Eligible Investor must complete and submit a subscription agreement (for initial purchases), and/or such other documentation as required by the Fund (for both initial and subsequent purchases) at least five (5) Business Days before the purchase date (i.e., the first Business Day of each month). Investors should confirm specific deadlines for receipt of funds by Selling Agents as those entities may maintain different deadlines. The Fund reserves the right to reject, in whole or in part, any purchase of Shares and may suspend the offering of Shares at any time.

Generally, purchases are subject to the receipt of immediately available funds at least three (3) Business Days prior to the applicable purchase date or such other date as the Distributor may determine in its sole discretion and communicate to investors. Except as otherwise permitted by the Board, initial and subsequent purchases will be .payable in cash and must be made via wire transfer of funds. Payments for each initial and subsequent purchase of Shares must be made in one installment.

The Partnership	The Fund
Important Due Dates for Subscriptions (cont.)
The following forms of communication are acceptable for submitting subscription, withdrawal, transfer or other instructions (such as change of address) to the Sub-Administrator:

Facsimile Transmission – On facsimile number (416) 966-0925;

Email Transmission – Via email (provided that it contains a scanned copy of the relevant duly signed document) to:
•    For trades: investortrades@citco.com;
•    For other queries: ABSIR@citco.com; and

Mail – Mailing the original via courier to the Investor Relations Group of Citco (Canada) Inc. at 2 Bloor Street East, Suite 2700, Toronto, ON M4W 1A8 Canada.

Notwithstanding the method of communication, ABS and/or the Fund’s sub-administrator reserve the right to ask for the production of original documents or other information to authenticate the communication. In the case of mis-receipt or corruption of any message, you will be required to re-send the documents. Note that you must use the form document provided by the Partnership in respect of the subscription, withdrawal or transfer, unless such condition is waived by the Partnership and/or the Administrator. Email: Please note that messages sent via email must contain a duly signed document as an attachment.

If an investor does not provide the required subscription materials and funds within the time frame noted above, ABS’s prior written approval will be required for the investor’s subscription to be processed as of the requested purchase date. No subscriptions, however, will be processed as of a purchase date if the subscription materials and funds are not received on or prior to that purchase date.

Minimum Investment Amount
The minimum initial capital contribution of a Limited Partner shall be $100,000, subject to the discretion of ABS to accept lesser amounts. The minimum for additional capital contributions shall be at least $100,000, subject to the discretion of ABS to accept lesser amounts.

ABS may, in its sole discretion, accept or decline to admit any investor and may terminating the offering of Partnership interests at any time.

The minimum initial subscription for the Shares is $100,000,000 and the minimum subsequent subscription is $100,000. The minimum initial and subsequent subscription amounts may be reduced or waived as determined by the Board in its sole discretion.

The Fund reserves the right to reject, in whole or in part, any purchase of Shares and may suspend the offering of Shares at any time.

The Partnership	The Fund
Investing through Selling Agents
ABS may offer Partnership interests through one or more selling agents or brokers on a non-exclusive basis. In such case, the selling agents or brokers may charge Limited Partners who purchase interests through such selling agents or brokers a sales charge with respect to such purchase. Such selling agents or brokers may charge ABS a sales charge with respect to any such purchase which may be paid by the ABS with management fees and/or incentive fees charged against the capital account of the Limited Partners who purchase the interests through such selling agents or brokers. As a result thereof, such selling agents or brokers may have a conflict of interest in advising prospective investors or Limited Partners as to whether to contribute or withdraw capital.

Foreside Fund Services, LLC (“Distributor”) acts as principal underwriter and distributor for the Shares on a best efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the  distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor.

Selling Agents also may impose fees (subject to the underwriting compensation limit set by FINRA applicable to its members), terms and conditions on investor accounts and investments in Shares that are in addition to the fees, terms and conditions of the Fund. Such terms and conditions are not imposed by the Fund, the Fund’s distributor or any other Fund service provider. These terms and conditions may affect an investor’s ability to purchase Shares, or otherwise transact business with the Fund. All questions regarding these terms and conditions should be directed to the investor’s Selling Agent.

ABS and its affiliates shall pay for any distribution, shareholder servicing, marketing and promotional services rendered to the Shares including payments to Selling Agents for the sale of Founders’ Shares and related shareholder services. These expenses are not reflected in the expense table included in this Prospectus. Compensation to any Selling Agent is not expected to exceed 1.00% of the value of client assets invested in Founders’ Shares, payable monthly or quarterly based on the Founders’ Shares’ quarter or month end NAV, as applicable. The Adviser shall not pay compensation to any Selling Agent if the payment of such compensation causes the compensation payable to the Distributor under the Distribution Agreement and to all Selling Agents, in the aggregate, to exceed 2.5% of the Fund’s gross offering proceeds. Payments to Selling Agents create conflicts of interest by influencing the Selling Agent and your salesperson to recommend Founders’ Shares over another investment. These payments may also benefit the Adviser, the Distributor and their respective affiliates if these payments result in an increase in the NAV of Founders’ Shares, the value upon which any fees payable by the Fund to these entities are based.

Class/Series
The Partnership may establish one or more additional investment options and/or classes and/or series of limited partnership interests in the Partnership with rights, terms and provisions that differ from those set forth herein.
Currently, the Fund only offers one class of shares of beneficial interest. In the future, the Fund may offer other classes of common shares with different pricing structures.

The Partnership	The Fund
Anti-Money Laundering

In light of the anti-money laundering risks associated with shareholder accounts maintained by foreign investors and the fact that the Fund is not registered for sale outside of the U.S. and its territories, the Fund has adopted a Foreign Shareholder Policy. Under this policy, the Fund may not accept, without the prior written authorization of the Fund’s Anti-Money Laundering Officer, a subscription agreement or request for an additional purchase from a person that: (1) does not have a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) does not have a U.S. military address; (3) is not a U.S. citizen residing outside the U.S. or its territories; or (4) does not have a valid U.S. taxpayer identification number.

Other Purchase Information
If a subscription or payment is not accepted, all documents and funds will be promptly returned to the subscribed without interest or deduction.
Cleared funds received in advance of dates when Shares may be subscribed for will be held in a bank account maintained by the Fund’s administrator for the benefit of investors in the Fund. On the purchase date, the administrator will transfer the subscription proceeds to the Fund and any interest earned on the subscription proceeds will be credited to the Fund and not to the investor. If a purchase is rejected, the purchase amount will be returned without interest promptly to the investor.

Notable Differences:

In addition to the anti-money laundering and other purchase information details set forth above, other notable differences between the Partnership’s and Fund’s purchase policies are as follows:

●
ABS may waive suitability requirements with respect to one or more investors when such waiver is not inconsistent with the interests of the Partnership. The Fund’s suitability requirements cannot be waived.

●
The Fund may calculate its net asset value on the last Business Day of the month and as otherwise authorized by the Board. The Partnership may only value its assets and Partnership interest as of the last calendar day of each month.

●
The minimum initial investment for the Fund ($100,000,000) is significantly higher than the minimum initial investment for Partnership interest ($100,000). The Board, however, has waived the initial investment minimum for ABS and any Limited Partners acquiring shares pursuant to the Conversion.

●
The Fund cannot offer additional classes without seeking exemptive relief from the SEC and cannot offer additional investment options or series. These restrictions are not applicable to the Partnership.

WITHDRAWAL AND REPURCHASE POLICIES
The Partnership provides Limited Partners potential liquidity through a withdrawal process that generally permits a Limited Partner to withdraw all or a portion of the amounts in its Partnership capital account as of the last day of any calendar quarter. No Fund shareholder, however, will have the right to require the Fund to redeem its Shares or portion thereof and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Fund.

The Partnership and Its Withdrawal Policy

A Limited Partner shall be permitted to withdraw all or a portion of the amounts in his capital account as of the last day of any calendar quarter.  A Limited Partner must provide irrevocable written notice to the Sub-Administrator of his desire to make a withdrawal at least forty five (45) calendar days prior to any withdrawal.

The withdrawal notice must be given by facsimile, email or by letter to the Sub-Administrator.  If given by facsimile or email initially, it must be sent to the Partnership’s sub-administrator for the attention of the Investor Relations Group, at facsimile number (416) 966-0925 or email: investortrades@citco.com, followed with the original request via courier service or another tracked mail service.  The sub-administrator will acknowledge receipt of any withdrawal request on behalf of the Partnership, and in the event no acknowledgement is received from the sub-administrator within five (5) days of submitting the request, the Limited Partner should assume that the withdrawal request has not been received and they should contact the sub-administrator via telephone at (416) 969-6700 to confirm the status of their request.  No withdrawal proceeds will be paid to the withdrawing Limited Partner until the sub-administrator has received the withdrawal request signed by the Limited Partner or an authorized signatory of the Limited Partner.  None of the Partnership, ABS or the sub-Administrator shall be responsible for any mis-delivery or non-receipt of any facsimile or email.  Facsimiles or emails sent to the Partnership or the sub-administrator shall only be effective when actually received by the Partnership or the sub-administrator.  Limited Partners who submit withdrawal requests initially by facsimile or email to the Sub-Administrator are advised to contact the sub-administrator by telephone at (416) 969-6700 to confirm that the Sub-Administrator has received the facsimile or email withdrawal request.

ABS may in its sole discretion allow one or more Limited Partners to withdraw from the Partnership at other times and/or waive the notice requirement at any time and from time to time with respect to one or more Limited Partners without notice to or the consent of the other Limited Partners.  Any of the restrictions and charges relating to withdrawals may be waived, with respect to any one or more Limited Partners, in full or in part by ABS from time to time in its sole discretion without notice to or the consent of the other Limited Partners.

Payment of Amounts Withdrawn.  Subject to the foregoing, a Limited Partner withdrawing amounts from his capital account will be paid an amount equal to at least ninety-five percent (95%) of the amount to be withdrawn by no later than thirty (30) days after the withdrawal date, with the balance settled with interest (which shall accrue following such thirty (30) day period at the rate actually earned by the Partnership with respect to its uninvested cash) no later than thirty (30) days after completion of the audit of the Partnership’s books for the calendar year of the withdrawal.  Each withdrawal amount shall be net of any accrued fees paid to ABS, unless waived in whole or in part by ABS.  The right of any Limited Partner to receive capital being withdrawn may be also subject to a capital charge, the provision by ABS for all Partnership liabilities and reserves for contingencies (whether or not required by generally accepted accounting principles).  The effective date of withdrawals may also be deferred or suspended, in whole or in part, in limited circumstances, and the capital to be withdrawn shall continue at the risk of the Partnership until the effective date of the withdrawal.  A distribution in respect of a withdrawal may be made in cash, in-kind or partly in cash and partly in-kind, at the discretion of ABS. ABS may also assess a charge on capital withdrawals from the Partnership to defray the costs and expenses that may be incurred by the Partnership in connection with its liquidation of investments.  Such charges will be for the account and benefit of the Partnership and will not constitute a fee to ABS.

Deferred Withdrawal System.  If a Partner seeks to withdraw capital from the Partnership but all or part of such capital is represented by the Partner’s indirect interest (through an investment by the Partnership) in one or more Investment Funds that does not permit an immediate withdrawal of capital, ABS reserves the right to defer payment of such capital by implementing a deferred withdrawal system (“Deferred Withdrawal System”).  The withdrawal with respect to such capital shall be effectuated, without interest, within thirty (30) days after the Partnership receives the proceeds related to the partial or complete liquidation of such indirect interest, as to 95% of such proceeds, with the balance settled with interest (which shall accrue following such thirty (30) day period at the rate actually earned by the Partnership with respect to its uninvested cash) no later than thirty (30) days after completion of the audit of the Partnership’s books for the calendar year of the withdrawal.  The next withdrawal date following the date on which the Partnership receives any such proceeds shall be considered the effective date of withdrawal to the extent that such proceeds relate to capital being withdrawn by the Limited Partner, and the Limited Partner’s interest in the Partnership related to such capital being withdrawn shall continue at the risk of the Partnership business until such effective date.

Required Withdrawals.  ABS will have the right to require any Limited Partner to withdraw from the Partnership at any time and for any reason or no reason upon at least ten (10) days’ prior written notice, based upon the value of his Capital Account as of the close of business on the last day of the calendar month immediately preceding the withdrawal and otherwise generally in accordance with the same payment terms as are applicable to a voluntary withdrawal.

Withdrawal of General Partner.  ABS shall be entitled to withdraw any portion of its Capital Account at any time, whether or not on the last day of a calendar quarter.

Suspension of Withdrawals. ABS may suspend the right of any Limited Partner to withdraw capital from the Partnership or to receive a distribution from the Partnership, in whole or in part, upon the occurrence of any of the following circumstances: (a) when any such withdrawal would, in the opinion of ABS, result in a violation by the Partnership, or ABS, of the laws, rules or orders (including applicable anti-money laundering regulations or securities or commodities laws) of the United States or any other jurisdiction and/or the rules of any self-regulatory organization applicable to the Partnership or ABS; (b)when an Investment Fund in which the Partnership invests has suspended withdrawal or redemption rights; (c)when any securities exchange or organized interdealer market on which a significant portion of the Partnership’s or indirect investments is regularly traded or quoted is closed (other than for holidays) or trading thereon has been suspended or restricted; (d) when there exists any state of affairs which constitutes a state of emergency or other unusual or extraordinary circumstances (including without limitation, circumstances where ABS determines it is in the best interest of the Partnership to create a special situation sub-account with respect to a particular investment due to its illiquidity or the difficulty in calculating its value) or any other circumstances exist as a result of which (i) disposal of a substantial part of the investments of the Partnership would not be reasonably practicable and might seriously prejudice the Partners or (ii) it is not reasonably practicable for ABS fairly to determine the value of the Partnership’s net assets; or (e) if any event has occurred which calls for the termination of the Partnership.  Notice of any suspension will be given to any Limited Partner who has submitted a withdrawal request and to whom full payment of the withdrawal proceeds has not yet been remitted.  If a withdrawal request is not rescinded by a Limited Partner following notification of a suspension, the withdrawal will generally be effected, subject to the other withdrawal conditions set forth in the Partnership Agreement, as of the last day of the calendar quarter in which the suspension is lifted on the basis of the net asset value of the Partnership’s assets at that time.  Such withdrawing Partners will promptly be notified upon termination of any suspension.

The Fund and Its Repurchase Policy

No shareholder will have the right to require the Fund to redeem Shares or portion thereof.  An investment in Shares is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Shares.

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Shares or a specific number of Shares.  Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holding Shares acquired from shareholders.  When the Board determines that the Fund will repurchase Shares or portions thereof, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.  The Board convenes quarterly to consider whether or not to authorize a tender offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of  March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter) (each a “Repurchase Date”).  The Board, however, does not expect to authorize a repurchase offer with a Repurchase Date prior to March 31, 2016.

The Board will consider the following factors, among others, in making its determination: (1) the recommendation of ABS, the Fund’s investment adviser; (2) whether any shareholders have requested to tender  Shares or portions thereof to the Fund; (3) the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments); (4) the investment plans and working capital requirements of the Fund; (4) the relative economies of scale with respect to the size of the Fund; (5) the history of the Fund in repurchasing Shares or portions thereof; the availability of information as to the value of the Fund’s assets; the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and the anticipated tax consequences to the Fund of any proposed repurchases of Shares or portions thereof.

Shares will be repurchased at their net asset value as of the Repurchase Date.  Due to liquidity constraints associated with the Fund’s investments in a Portfolio Fund, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued for purposes of determining their repurchase price as of a Repurchase Date.

The Fund’s assets consist primarily of interests in the Portfolio Funds.  Therefore, in order to finance the repurchase of Shares, the Fund may find it necessary to liquidate all or a portion of its interest in one or more Portfolio Funds.  Because interests in a Portfolio Fund are generally not transferable, the Fund may withdraw a portion of its interest in a Portfolio Fund only pursuant to the redemption terms of that Portfolio Fund which may involve the payment of certain fees and costs.  The Fund may decide not to make a repurchase offer larger than the sum of the amount available for redemption from the Portfolio Funds in which it holds interests.  The Fund may also borrow money in order to finance the repurchase of Shares.

In order to permit the Fund to finance the repurchase of Shares through a liquidation of all or a portion of its interest in a Portfolio Fund, the repurchase offer will terminate, and shareholders must tender the Shares they wish to sell in the repurchase offer, at least 45 days prior to the Repurchase Date. If the Fund borrows money to finance a repurchase of Shares, the repurchase offer Acceptance Deadline may be less than 45 days prior to the Repurchase Date.  The Repurchase Acceptance Deadline will be specified in the notice describing the terms of the applicable repurchase offer.  A repurchase offer will terminate on the designated Repurchase Offer Acceptance Deadline and any tender of Shares received from a shareholder after that date will be void.

The Fund requires that a tendering shareholder tender a minimum of $25,000 worth of Shares.

Shareholders who tender Shares in a repurchase offer may not have all of the tendered Shares purchased by the Fund.  If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a shareholder requests to be repurchased. If a repurchase offer is oversubscribed, the Fund generally will only be obligated to repurchase a pro rata portion of the amount tendered by each shareholder. If all of a shareholder’s Shares are repurchased, that shareholder will cease to be a shareholder as of the Repurchase Date.

Promptly after the Repurchase Offer Acceptance Deadline, each shareholder whose Shares have been accepted for purchase by the Fund in a repurchase offer will receive cash, or a non-interest bearing, non-transferable promissory note (the “Promissory Note”).  The Promissory Note, and not cash, will be the only consideration paid promptly after the Repurchase Date in connection with repurchase offers structured such that the Repurchase Offer Acceptance Deadline is at least 45 days prior to the Repurchase Date.

A Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times, in the case of the repurchase of all of a shareholder’s Shares, as is customary regarding such payments:

●
Unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, payment in respect of the Promissory Note for a partial repurchase of a shareholder’s Shares will be made within 45 days of the Repurchase Date.

●
The initial payment in respect of the Promissory Note (the “Initial Payment”), in the case of a full repurchase of a shareholder’s Shares, will be an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Repurchase Date.  Unless the existence of changes in tax or other laws or regulations or unusual market conditions result in a delay, the Initial Payment will be made within the later of: (1) 45 days after the Repurchase Date; or (2) 10 Business Days after the Fund has received 95% of the aggregate amount requested to be withdrawn by the Fund from the Portfolio Fund in order to fund the repurchase.

●
The second and final payment in respect of the Promissory Note (the “Final Payment”), in the case of a full repurchase of a shareholder’s Shares, for the balance (which will not be credited for interest) is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Shares, determined as of the Repurchase Date, over (2) the Initial Payment. Unless the existence of changes in tax or other laws or regulations, delays in withdrawal proceeds from Portfolio Funds, or unusual market conditions result in a delay, the Final Payment will be made within 60 days of the completion of the next annual audit of Shares by the Fund’s independent registered public accountant.

All repurchases of Shares will be subject to any and all conditions as the Board may impose in its sole discretion.

Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Repurchase Date.  In addition, there will be a substantial period of time between the date that shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund.

The maximum number of Shares that will be repurchased by the Fund during any repurchase offer generally is not expected to have a value that exceeds 25% of the Shares’ aggregate net asset value on the applicable Repurchase Date.

As set forth above, when Shares are repurchased by the Fund, shareholders generally will receive cash distributions equal to the value of the Shares repurchased. However, at the sole discretion of the Board, the proceeds of repurchases of Shares may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind.  The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Shares that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on shareholders not tendering Shares for repurchase.  Such investments so distributed may consist of illiquid securities held directly by the Fund, interests in Portfolio Funds or securities held by Portfolio Funds that were distributed to the Fund in-kind.  Such investments will not be readily marketable or saleable and may have to be held by such holders for an indefinite period of time.  As a result, an investment in the Fund is suitable only for sophisticated investors.  Any such in-kind distributions will not materially prejudice the interests of remaining shareholders.  Repurchases will be effective after receipt of all eligible written tenders of Shares from shareholders are accepted by the Fund.

Because the Fund expects to determine the net asset value of the Shares as of the last Business Day of each month, shareholders may not be able to obtain current information regarding the value of Shares when making their decision as to whether to tender Shares for repurchase.

The repurchase of a shareholder’s Shares by the Fund will generally be a taxable event for the shareholder.  Gain or loss will be equal to the difference between the amount received by the shareholder and the shareholder’s tax basis in the Shares.

The Fund believes that repurchase offers generally will be beneficial to the Fund’s shareholders, and typically will be funded from available cash or sales of Portfolio Funds.  However, payment for repurchased Shares may require the Fund to liquidate Portfolio Funds earlier than ABS otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.  ABS intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating Portfolio Funds, may borrow money to finance repurchases of Shares.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.  To the extent the Fund finances repurchase offers by selling Portfolio Funds, the Fund may hold a larger proportion of its total assets in less liquid Portfolio Funds.  Repurchase of the Shares will tend to reduce the amount of outstanding Shares and, depending upon the Shares’ investment performance, its net assets.  A reduction in the net assets of the Shares will tend to increase that class’ expense ratio.

Prior to the Repurchase Offer Acceptance Deadline, the Fund may cancel an offer to repurchase Shares, amend the offer or postpone the acceptance of tenders made pursuant to the offer if: (1) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase Shares tendered pursuant to the offer; (2) there is, in the judgment of the Board any: (a) legal action or proceeding instituted or threatened challenging the offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the U.S. that is material to the Fund; (c) limitation imposed by federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the U.S. that is material to the Fund; (f) material change in the net asset value of the Shares from the net asset value of the Shares as of commencement of the offer; or (g) other event or condition that would have a material adverse effect on the Shares or its investors if Shares tendered pursuant to the offer were purchased; or (3) the Board determines that it is not in the best interest of shareholders to purchase Shares pursuant to the offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the offer or to postpone acceptance of tenders pursuant to the offer.

The Board may impose other conditions on repurchases of Shares.  Repurchases of Shares by the Fund are subject to SEC rules governing issuer self-repurchase offers and will be made only in accordance with these rules.  The Fund believes that the repurchase procedures described above comply with these requirements.  However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

Mandatory Repurchase by the Fund. The Declaration of Trust of the Fund provides that the Fund may repurchase Shares of a shareholder or any person acquiring Shares from or through a shareholder if: (1) the Shares have been transferred in violation of the Declaration of Trust, or the Shares have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the shareholder; (2) ownership of the Shares by a shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction; (3) continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund, the Board, ABS, or any of their affiliated persons, or may subject the Fund or any of the shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences; (4) any of the representations and warranties made by a shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true; (5) with respect to a shareholder subject to special regulatory or compliance requirements, such as those imposed by the Employee Retirement Income Securities Act of 1974, as amended (“ERISA”), the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such shareholder continuing to hold Shares; or (4)it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares.

Notable Differences Between Withdrawal Policies and Repurchase Policies

Notable differences between the Partnership’s and Fund’s withdrawal and repurchase policies, respectively, are as follows:

●	Settlements of withdrawals and repurchases are made on a delayed basis. Shareholders of the Fund, however, receive a Promissory Note issued by the Fund outlining terms of payment.
●
Withdrawals from the Partnership and repurchases of Shares are not guaranteed.  While ABS may defer or suspend withdrawals, in whole or in part, in limited circumstances, as well as suspend the withdrawal rights of Limited Partners under certain terms, the Fund’s Board, in its sole discretion, determines when and if a repurchase offer is made.

●	A withdrawal from the Partnership is not subject to a minimum/maximum amount. A Fund shareholder must tender a minimum amount of $25,000 worth of Shares.

DISTRIBUTION POLICIES

This section will help you compare the distribution policies of the Partnership and the Fund.  The distribution policies of the Partnership and the Fund are set forth in the following table.

The Partnership	The Fund
Distributions
The General Partner may declare distributions from the Partnership to the Partners at any time. The Partnership ordinarily will not make distributions to the Partners, subject to the withdrawal privileges. All Partnership earnings are normally retained for reinvestment..

The Fund intends to distribute net investment income and capital gains annually.  Unless a shareholder elects to receive distributions in cash, such distributions will automatically be reinvested in additional Shares.

Dividend Reinvestment Plan
N/A
Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless they elect in writing to receive distributions in cash in their Subscription Agreement with the Fund.  UMB Fund Services, Inc. (the “Agent”) acts as the agent for participants under the DRIP.  Participants in the DRIP will receive an amount of Shares equal to the amount of the distribution on that Participant’s Shares divided by the immediate post-distribution net asset value per Share of the Shares.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Shares are held in street or other nominee name, then to the nominee) by UMB Fund Services, Inc. as dividend paying agent.  To the extent shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Shares.  The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time.  There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash.  An election will be effective only for a distribution declared and having a record date of at least 10 (ten) days after the date on which the election is received.  A shareholder whose Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at 235 West Galena Street, Milwaukee, Wisconsin 53212 or (XXX) XXX-XXXX.

Notable Differences:
●	The Partnership will ordinarily not make distributions and re-invest earnings while the Fund’s distributions are reinvested unless a shareholder requests otherwise in writing.

TAXATION

The Partnership is only offered to U.S. tax-exempt investors.  The Fund is available for purchase by taxable and tax-exempt investors.  The following table summarizes certain U.S. federal tax consequences of investing in the Partnership and the Fund that may be of interest to U.S. tax-exempt investors.

The Partnership	The Fund
Tax Status
So long as the Partnership complies with the Partnership Agreement, the Partnership should be classified for U.S. federal income tax purposes as a partnership and not as an association taxable as a corporation.  As a partnership, the Partnership is not itself subject to U.S. federal income tax but will file an annual partnership information return with the Service.  Each Limited Partner is required to report separately on its income tax return its distributive share of the Partnership’s income to the extent applicable.

If it were determined that the Partnership should be classified as an association taxable as a corporation (as a result of changed interpretations or administrative positions by the U.S. Internal Revenue Service (the “Service”) or otherwise), the taxable income of the Partnership would be subject to corporate income taxation when recognized by the Partnership, and distributions from the Partnership to the Partners, other than in certain withdrawals of interests in the Partnership, would be treated as dividend income when received by the Partners to the extent of the current or accumulated earnings and profits of the Partnership.

Certain partnerships may be taxable as corporations for U.S. federal income tax purposes under the publicly traded partnership (“PTP”) rules set forth in the Code and the Regulations.  Interests in the Partnership will not be traded on an established securities market and will be offered only in transactions that are not required to be registered under the Securities Act.  Under the PTP Regulations, interests in the Partnership will not be considered to be readily tradable on a secondary market or the substantial equivalent of a secondary market and thus the Partnership will not be classified as a PTP if: (1) all interests in the Partnership are issued in a transaction (or transactions) that is not required to be registered under the 1933 Act; and (2) the Partnership does not have more than 100 partners at any time during the taxable year of the Partnership (taking into account each beneficial owner of a partnership, substantially all of the value of such beneficial owner’s interest in the flow-through entity is attributable to the flow-through entity’s interest (direct or indirect) in the Partnership and a principal purpose of the use of a tiered arrangement is to permit the Partnership to satisfy the 100-partner limitation).

The Fund intends to elect to be treated as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code (the “IRC”).  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to shareholders as dividends.

To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to shareholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which is referred to as the “Annual Distribution Requirement.”

If the Fund qualifies as a RIC and satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to shareholders.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to shareholders.

The Partnership	The Fund
Tax Status (cont.)
The Partnership intends to limit the number of its Partners so that the Partnership will qualify for the above private placement safe harbor.  However, the Partnership, even if it did not satisfy the private placement safe harbor and even if it were a PTP under a facts and circumstances test, would not be taxed as a corporation if the Partnership satisfies a qualifying income test.  A partnership satisfies the qualifying income test if 90 percent or more of its gross income consists of qualifying income that includes, in general, trading income.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things: (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and (2) diversify the Fund’s holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

Investments in Investment Funds/Portfolio Fund
The Partnership will receive information from each Investment Fund that is classified as a partnership for U.S. federal income tax purposes as to its distributive share of items of income from each Fund and will include such information in the Partnership’s information return.  The Partnership intends to generally invest only in Investment Funds which are classified as foreign corporations for U.S. federal income tax purposes.

Even if the Investment Funds are managed in the U.S., they generally should not be subject to U.S. federal income taxes on a net income basis because of statutory safe harbors for trading securities, stocks or certain commodities for one’s own account.  The Investment Funds generally would be subject to 30% withholding on certain U.S. source fixed or determinable annual or periodical (“FDAP”) income, such as dividends from U.S. corporations.

The Partnership may also invest in U.S. or foreign partnerships which are expected not to generate any unrelated business taxable income (“UBTI”) (See, “U.S. Tax-Exempt Investors”, below.

The Fund may invest in “passive foreign investment companies” or “PFICs.”  A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes.  Subchapter M of the Code does not require the Fund to look through to the underlying investments held in the portfolios of PFICs in order to determine compliance with the RIC tax requirements.  Investments in PFICs may involve costs, including withholding taxes that the Fund would not incur if it invested in U.S. domestic investment funds.  Also, legislation enacted on March 18, 2010, commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA,” generally will require a PFIC to register with the IRS by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Partnership	The Fund
Allocation of Tax Items
A Limited Partner’s distributive share of any Partnership item of income, gain, loss, deduction or credit is governed by the Limited Partnership Agreement unless the allocation provided by the Limited Partnership Agreement does not have “substantial economic effect.”  The Regulations promulgated under Section 704(b) of the Code provide certain “safe harbors” with respect to allocations which, under the Regulations, will be deemed to have substantial economic effect.  The validity of an allocation which does not satisfy any of the “safe harbors” of these Regulations is determined by taking into account all facts and circumstances relating to the economic arrangements among the partners.  While no assurance can be given, it is believed that the allocations provided by the Limited Partnership Agreement should have substantial economic effect.  However, if it were determined by the Service or otherwise that the allocations provided in the Limited Partnership Agreement with respect to a particular item (or items) do not have substantial economic effect, each Limited Partner’s distributive share of that item (or items) would be determined for tax purposes in accordance with that Limited Partner’s interest in the Partnership, taking into account all facts and circumstances.

Each Limited Partner will be subject to tax, and liable for such tax, on its distributive share of the Partnership’s taxable income that is UBTI, if any, regardless of whether the Limited Partner has received or will receive any distribution of cash from the Partnership.
Each Share participates equally in all distributions made by the Shares.
Tax Reporting to Investors
The Partnership, in ABS’s discretion, may furnish Schedule K-1s (“K-1s”) to Partners electronically.  The Subscription Agreement provides for each Partner’s consent to receiving K-1s electronically and the Administrator’s website includes disclosure guidelines pursuant to the applicable Internal Revenue Service revenue procedure regarding furnishing K-1s electronically.  The disclosure guidelines discuss what consent means, how long consent lasts, how to withdraw consent and other information.  If a Partner indicates that it does not consent to receiving its K-1s electronically, its K-1s will be sent by mail.

The Fund will send to each U.S. shareholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

Income/Loss Reporting
For financial statement presentation and capital account maintenance purposes, all securities held by the Partnership will be marked to market at the end of each fiscal period and the net gain or loss from marking to market will be reported as income or loss.

The Fund may elect to mark-to-market at the end of each taxable year its interests in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes. As a result of the “mark-to-market election”, at the end of each taxable year the Fund would recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

The Partnership	The Fund
Income/Loss Reporting (cont.)

As an alternative to the “mark-to-market election,” in certain circumstances the Fund may be able make a Qualified Electing Fund (“QEF”) election with respect to the shares of a PFIC in which it owns shares. If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC's ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund. Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC. The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund's holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition. In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC's net ordinary earnings and net long term capital gain. The Fund may not be able to obtain such information from any Portfolio Fund. Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

U.S. Tax Exempt Investors
Partners which are U.S. tax-exempt entities, including, but not limited to, ERISA Plans and IRAs, are generally subject to federal income tax on UBTI.  UBTI includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.  It is intended that the Partnership or the Investment Funds which are classified as partnerships for U.S. federal income tax purposes will not incur “acquisition indebtedness.”  A tax-exempt Partner that uses leverage to acquire its Interest, however, would have UBTI because of its own use of leverage.
N/A – the Fund’s treatment as a RIC generally shields tax-exempt entities from taxation on dividends including those sourced from UBTI.

The Partnership	The Fund
U.S. Tax-Exempt Investors (cont.)
The Investment Funds will generally be classified as PFICS or controlled foreign corporations (“CFCs”) for U.S. federal income tax purposes.  In 1996, Congress considered whether, under certain circumstances, income derived from the ownership of the shares of a non-U.S. corporation (which would include indirectly through a partnership) should be treated as UBTI to the extent that it would be so treated if earned directly by the shareholder.  Subject to a narrow exception for certain insurance company income, Congress declined to amend the Code to require such treatment.  Accordingly, based on the principles of that legislation, partnership on the principles of that legislation, partnership income from an Investment Fund which is classified as a corporation for U.S. federal income tax purposes, even if it uses leverage, should not be UBTI unless the Partnership uses leverage with respect to its acquisition.

The Partnership does not anticipate engaging in any transaction that would cause a Partner to become a party (within the meaning of Section 4965(a) of the Code) to a “listed transaction” or a “prohibited transaction” as defined in Section 4965 of the Code.

Foreign Taxes
The Partnership, indirectly through the Investment Funds, may invest in foreign securities.  It is possible that certain dividends, interest or other income received by the Partnership, through the Investment Funds, from sources within foreign countries will be subject to withholding or other taxes imposed by such countries.  In addition, the Partnership, through the Investment Funds, may also be subject to taxes in some of the foreign countries where it purchases and sells securities.  Tax treaties between certain countries, through the Investment Funds, may reduce or eliminate such taxes.  It is impossible to predict the rate of foreign tax the Partnership will pay in advance since the amount of assets to be invested in various countries is not known.

The Fund, indirectly through the Portfolio Funds, may invest in foreign securities.  It is possible that certain dividends, interest or other income received by the Fund, through the Portfolio Funds, from sources within foreign countries will be subject to withholding or other taxes imposed by such countries.  In addition, the Fund, through the Portfolio Funds, may also be subject to taxes in some of the foreign countries where it purchases and sells securities.  Tax treaties between certain countries, through the Portfolio Funds, may reduce or eliminate such taxes.  It is impossible to predict the rate of foreign tax the Partnership will pay in advance since the amount of assets to be invested in various countries is not known.

Notable Differences:

●
The tax consequences of holding Shares are different from the tax consequences of holding an interest in a Partnership.  A Limited Partner must report its share of the Partnership’s income, gains, losses, deductions and credits on its individual federal income tax returns, whether or not the limited partner receives distributions from the Partnership.  A shareholder of the Fund must pay tax on Fund distributions received each year even if the shareholder reinvests those distributions in additional Shares.  The Fund intends to distribute substantially all of its net income and net capital gains, if any, at least annually.

●	The Partnership provides tax reporting to investors through the issuance of K-1s while the Fund issues Form 1099s.

CERTAIN ERISA CONSIDERATIONS

This section will help you compare the application of ERISA to the Partnership and the Fund as well as to investments in each of the Partnership and the Fund.

The Partnership	The Fund
Partnership/Fund Assets as Plan Assets
Regulations under ERISA generally treat the assets of certain pooled investment vehicles such as the Partnership in which Plans invest as plan assets.  Under the regulations, where a Plan invests in such an entity, unless an exception applies, the Plan’s assets are considered to include an undivided interest in each of the underlying assets of the entity for purposes of the reporting, disclosure, prohibited transaction and fiduciary responsibility provisions of ERISA and the Code.  The regulations, however, set forth certain general exceptions, including an exception for Plan investments in entities in which there is no “significant investment” by Plans.  The Partnership would be considered to have no significant investment in it by Plans if, immediately after the acquisition of an interest in the Partnership by an investor (whether or not a Plan), benefit plan investors (i.e., employee benefit plans subject to part 4 of Title 1 of ERISA, such as U.S. corporate pension plans, plans described in Code Section 4975(e)(1) such as Keogh plans and IRAs, and entities twenty-five percent or more of the value of any class in which is held by benefit plan investors, but only to the extent that benefit plan investors are invested therein) own less than 25% of the value of each class of the outstanding interests in the Partnership (the “25% BPI Test”).  For purposes of this test, a withdrawal by an investor may be treated as the acquisition of an equity interest by the remaining investors.  With respect to any non “benefit plan investor” interests in the Partnership held by a person who would be a “fiduciary” if the Partnership’s assets in any year in which the Company exceeded the 25% BPI Test, ERISA Plans would be required, under general reporting and disclosure rules, to include information regarding the assets, expenses and liabilities of the Partnership.  ABS will notify any ERISA Plan investor if the Partnership has exceeded the 25% BPI Test for any time during the calendar year and will, upon request, provide any information required to complete their annual report.  Alternatively, pursuant to Department of Labor regulations, ABS, at its option, may file certain information directly with the Department of Labor rather than having such information reported by ERISA Plan investors.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules.  As a result: (1) neither the Investment Managers nor ABS will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities; and (2) transactions involving the assets and investments of the Fund will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

Notable Differences:
●
Fund assets are not considered Plan assets subject to ERISA while the Partnership Assets, under certain circumstances may be considered Plan assets subject to ERISA.  Consequently, with respect to the Fund, ABS and the Investment Managers are not considered ERISA fiduciaries with respect to Fund assets while, with respect to the Partnership’s assets, ABS and the Investment Managers may be deemed to be ERISA fiduciaries.

COMPARISON OF PRINCIPAL INVESTMENT RISKS

The Partnership and the Fund have substantially similar investments risks.  An investment in the Partnership and the Fund is speculative, involves significant risk and is not suitable for all investors.  It is possible that an investor may lose some or all of its investment and attempts by the Partnership and Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Partnership and the Fund is low risk or without risk.  No guarantee or representation is or can be made that the Partnership or the Fund will achieve its investment objective.

The principal risks of the Partnership and the Fund are summarized in the following table.  While the each of the Partnership and the Fund may employee different language to summarize their respective principal risks, substantively the risks described are substantially similar.

The Partnership	The Fund
Implementation Risk
The success of the Partnership will be dependent on the efforts of ABS who will select Investment Funds in which the Partnership will invest, and on the efforts of the Investment Managers of the selected Investment Funds who will be ultimately responsible for the performance of the Investment Funds.  Past performances of the Investment Funds are not necessarily indicative of the future performance of the Investment Funds.

The performance of the Fund depends on the success of ABS in selecting Portfolio Funds for investment and the allocation and reallocation of assets among those Portfolio Funds.  The performance of the Fund also depends upon the success of the Investment Managers in implementing the long/short equity strategies of the Portfolio Funds.

Lack of Investment Company Regulation
The Partnership is not registered as an investment company under the 1940 Act such under the 1940 Act in reliance upon an exemption available to privately offered investment companies under Section 3(c)(1) of the 1940 Act.  Accordingly, the provisions of the 1940 Act (which, among other things, require investment companies to have a majority of disinterested directors, require securities held in custody to be individually segregated at all times from the securities of any other person and to be marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the investment adviser and the investment company) are not applicable to the Partnership.

The Fund is a closed-end investment company registered under the 1940 Act.  This risk is not applicable to the Fund.

Pursuant to a claim for exemption and related no action relief specific to fund of funds under the rules of the Commodity Futures Trading Commission, neither the Fund nor ABS are deemed to be a commodity pool operator under the Commodity Exchange Act.  As a result, neither the Fund nor ABS is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The Partnership	The Fund
Lack of Investment Company Regulation (cont.)
ABS has filed a claim of exemption under Regulation 4.7 of the Commodity Exchange Act (the “CEA”) with respect to the Partnership, which currently exempts the Partnership from most of the disclosure, recordkeeping and reporting requirements under the CEA and regulations promulgated thereunder.

Access to General Partner Information and Activity Access to General Partner Information and Activity
ABS is responsible for the allocation of the Partnership’s assets among the various Investment Managers, but will not have control over the day-to-day management of the underlying investments through Investment Funds.  In this regard, ABS may not have access to information concerning the securities positions of the underlying Investment Funds.

ABS will not have control of, or have the ability to exercise influence over, the trading policies or strategies of a Portfolio Fund.  A Portfolio Fund may fail to pursue its investment objective and strategies and the Portfolio Fund’s strategies may change and it may not use the same trading method in the future that was used to compile performance histories.

Inadvertent Concentration
There can be no assurance that the selection of the Investment Managers will result in an effective diversification of investment styles.  In addition, different Investment Managers acting separately may each acquire significant positions in the same investment, resulting in an inadvertent concentration by the Partnership in such investment, which may subject the investments of the Partnership to more rapid changes in value than would be the case if the assets of the Partnership were more widely diversified.

Investment decisions of the Portfolio Funds are also made independently of each other so that, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Portfolio Fund.  Transactions of this sort could result in the Fund directly or indirectly incurring certain transaction costs without accomplishing any net investment result.

Partnership/Fund Level Liquidity
An investment in the Partnership is suitable only for sophisticated investors who have no need for current liquidity.  An investment in the Partnership provides limited liquidity since interests are not freely transferable and Partners are generally permitted to withdraw from their capital accounts on certain scheduled withdrawal dates.  The effective date of withdrawals may also be deferred or suspended, in whole or in part, in limited circumstances (including any instance where the ABS has created a special situation sub-account) and the capital to be withdrawn shall continue at the risk of the Partnership until the effective date of the withdrawal .In addition, upon a withdrawal, a Limited Partner will ordinarily receive ninety-five percent (95%) of the withdrawal proceeds, net of the Incentive Fee and subject to certain charges and reserves and provisions for all Partnership liabilities, with the balance settled with interest after completion of the audit of the Partnership’s books for the year of such withdrawal.

An investment in the Fund is highly illiquid.  A shareholder does not have the right to require the Fund to redeem or repurchase Shares.  Repurchases will be made at such time, in such amounts, and on such terms as may be determined by the Board, in its sole discretion.  Even if the Fund makes a repurchase offer, there is no guarantee that shareholders will be able to redeem all of the Shares they desire to sell.  Generally, the maximum number of Shares that will be repurchased by the Fund during any repurchase offer is not expected to have a value that exceeds 25% of the Shares’ aggregate net asset value as of the repurchase date.  Also, if a repurchase offer is oversubscribed, the Fund will only be obligated to repurchase a pro rata portion of the Shares tendered by each shareholder.  In order to fund a repurchase offer, the Fund may have to liquidate investments earlier than ABS desires and may result in liquidation costs (e.g. redemption fees imposed by Portfolio Funds) and/or losses on investments to the Fund.

The Partnership	The Fund
Partnership/Fund Level Liquidity (cont.)

Shares are subject to substantial restrictions on transferability and may not be sold, assigned, transferred, conveyed or disposed without the consent of the Board.  Shareholders should not expect the Board to grant consents to transfer requests.

There is currently no market for the Shares and it is not contemplated that one will develop.  Because a shareholder may be unable to sell its Shares, the shareholder will be unable to reduce its exposure to the Fund on any market downturn.  Also, Shares may not be readily acceptable as collateral for a loan.

Portfolio Fund/Investment Fund Liquidity
Investment Funds have limited liquidity and often have the right to effectuate withdrawals with securities or instruments in lieu of cash or suspend withdrawals.
Portfolio Funds are illiquid and subject to substantial restrictions on transferability.  The Fund may not be able to acquire initial interests (or additional interests) in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that fund’s governing documents (or in such negotiated “side letter” or similar arrangement as ABS may be able to negotiate on behalf of the Fund).  Certain Portfolio Funds may: (1) impose lock-up periods or periods during which an investor may not redeem its investment; (2) impose gates or limitations on the size of an investment withdrawal by an individual investor or by investors, collectively during a specific period; and/or (3) assess fees on investment withdrawals.  With respect to purchases, the Fund may have to invest some of its assets temporarily in money market securities until it is possible to acquire initial or additional interests in a Portfolio Fund.

Incentive Allocations and Fees
Incentive allocations and fees may create an incentive for the recipient thereof to favor investments that are riskier or more speculative than would be the case if such incentive allocations or fees were not allocable or payable.  The Incentive Fee payable by the Partnership to ABS was set by ABS without negotiations with any third party.
Not a principal risk of the Fund.

The Partnership	The Fund
Expenses
The Partnership pays and/or reimburses fees and expenses to ABS and other service providers.  In addition, the Partnership indirectly incurs similar fees and expenses in its capacity as an investor in the Investment Funds, which Investment Funds in turn pay similar fees to their Investment Managers and other service providers.  The Partnership may be subject to an incentive allocation or fee for its investment in a particular Investment Fund even though the Partnership may have experienced a net loss with respect to the Partnership’s aggregate investments in Investment Funds generally.

The Fund bears its own operating expenses which include, but are not limited to: (1) organizational and offering costs; (2) the fees payable to various service providers including, but not limited to ABS and the out of pocket expenses thereof including compliance consultants and background check professionals; (3) Trustee fees; (4) repurchase offer expenses; (5) costs of printing prospectuses and shareholder reports; (6) registration fees; and (7) costs associated with purchasing and redeeming Portfolio Funds.

In addition to its own expenses, the Fund will also bear its allocable share of the costs and expenses of each Portfolio Fund, including its allocable share of the management and incentive compensation paid to an Investment Manager.  As a result, the Fund’s investments in the Portfolio Funds may result in the Fund paying higher expenses than other funds with similar investment objectives and strategies or if it invested directly in the securities held by the Portfolio Funds.

Also, each Investment Manager generally will be entitled to receive a management fee of between 1% and 2% and a performance-based allocation, expected to range up to 20% of a Portfolio Fund’s net profits.  Each Investment Manager may receive performance compensation based on its individual performance, irrespective of the Fund’s overall performance.  Consequently, the Fund may bear its allocable share of substantial incentive compensation paid to certain Investment Managers even during a period when the Fund, overall, is incurring significant losses.

Access to Portfolio Information
Generally, the Partnership will provide Partners with at least quarterly unaudited information regarding the Partnership’s performance, as well as the Partnership’s annual audited financial statements.  Subject to applicable law, the Partnership or ABS, however, may give one or more Partners access to more frequent and/or more detailed information regarding the Partnership’s securities positions, performance, finances, and management and/or other information about the Partnership or ABS (including, notification of the commencement of certain disciplinary actions, legal proceedings, investigations or similar matters against the Partnership, ABS, its affiliates and/or its personnel, or of withdrawals from the Partnership by ABS, its affiliates and/or its personnel).  The Partnership will not be obligated to, and may not, provide such additional information to the other Partners.  In addition, ABS may give certain Partners (including, without limitation, those Partners who are given access to the additional information described above) the right to withdraw all or a portion of their capital from the Partnership on shorter notice and/or with more frequency than the terms described in this Memorandum.  This will usually be accomplished by having the Partnership and/or ABS enter into a “side letter” with the Limited Partner receiving these enhanced rights.  As a result, certain Partners may be better able to assess the prospects and performance of the Partnership than other Partners, and may be able to withdraw their capital from the Partnership at times when other Partners may not.  Subject to applicable law and contractual provisions, the Partnership does not intend to disclose the terms of such side letter agreements and does not intend to disclose the identities of the Limited Partners that have entered into such agreements with the Partnership or ABS.

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.

Portfolio Holdings Information is to be kept strictly confidential and should not be disclosed to any third party prior to the time of its public dissemination by the Fund.  Notwithstanding the above, periodic disclosure of the Fund’s Portfolio Holdings Information may be made: (1)  to a Fund service provider to facilitate performance of contractual and/or fiduciary duties necessary for the Fund’s operations, including but not limited to the Fund’s investment adviser, administrator, custodian, fund accountant, principal underwriter, mailing service providers, financial printers, proxy voting services, broker-dealers in connection with the purchase and sale of portfolio securities, legal counsel, independent auditor, the Fund’s Board of Trustees (“Board”) and officers (“Service Providers”); and (2) pursuant to a regulatory request, court order or other legal proceedings and the approval of the  Fund’s Chief Compliance Officer (“CCO”).

The Partnership	The Fund
Access to Portfolio Information (cont.)

Disclosure of the Fund’s Portfolio Holdings Information may also be made to the following additional entities (“Potential Recipients”) subject to the referenced disclosure requirements: (1) Potential Recipients:  (i) investment company rating or, statistical agency, consultants or person performing  similar functions; (ii) a broker dealer, investment adviser or other financial intermediary performing due diligence on the Fund (and not for dissemination to clients); and (iii) others pursuant to the prior written approval of the CCO; (2) Disclosure Requirements: prior to disclosing the Fund’s Portfolio Holdings Information to a Potential Recipient, the CCO must find that: (i) the Fund has a legitimate business purpose for releasing the information in advance of release to all shareholders or the general public; and  (ii) the disclosure is in the best interests of Fund shareholders; and (iii) the Fund has obtained a signed confidentiality agreement or its equivalent from the Potential Recipient.

Investment and Trading Risks
All securities investments risk the loss of capital.  ABS believes that the Partnership’s investment program and research techniques will moderate this risk through a careful selection of Investment Funds in which the Partnership selects to invest its assets.  No guarantee or representation is made that the Partnership’s program will be successful.  The Partnership’s losses with respect to an Investment Fund should generally be limited to the amount invested in the relevant Investment Fund.

An investment in the Fund is speculative, involves significant risk and is not suitable for all investors.  It is possible that you may lose some or all of your investment and attempts by the Fund to manage the risks of investing in Portfolio Funds does not imply that an investment in the Fund is low risk or without risk.  No guarantee or representation is or can be made that the Fund will achieve its investment objective.

The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds and the Fund.  The risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

An investment in the Fund should only be made by shareholders who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the financial risks of the investment, including loss of principal. In addition, since the Fund’s investment program will evolve over time, an investment in the Fund will likely be subject to risk factors not described in this Prospectus. The Fund, however, will supplement this Prospectus from time to time to disclose any material changes in the information contained in the Prospectus.

The Partnership	The Fund
Short Sales
Certain of the Investment Managers of the Portfolio Funds may engage in short sales.  A short sale involves the risk of a theoretically unlimited increase in the market price of the security sold short, which could result in an inability to cover the short position and a theoretically unlimited loss to the Portfolio Fund.  In addition, there is the risk that the securities borrowed by the Portfolio Fund in connection with a short sale must be returned to the securities lender on short notice.  If a request for return of borrowed securities occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Portfolio Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short.  To the extent that the Partnership participates indirectly in short-selling through its investment in an Investment Fund, the Partnership’s losses should generally be limited to the amount invested in the relevant Investment Fund.  In addition, the Partnership may directly engage in similar practices having similar risks.

The sale of a borrowed security, if uncovered, may result in a loss if the price of the borrowed security increases after the sale.  Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities.  Losses on short sales are theoretically unlimited.

Arbitrage Transactions
Certain of the Investment Managers of the Investment Funds utilize a variety of arbitrage strategies.  Among the many risks of arbitrage transactions are that two or more buy or sell orders may not be able to be executed simultaneously at the desired prices, resulting in a loss being incurred on both sides of a multiple-trade arbitrage transaction.  Also, the transaction costs of arbitrage transactions can be especially significant because separate costs are incurred on each component of the combination.  Consequently, a substantially favorable price movement may be required before a profit can be realized. To the extent that the Partnership participates indirectly in arbitrage transactions through its investment in an Investment Fund, the Partnership’s losses should generally be limited to the amount invested in the relevant Investment Fund.

Certain of the Investment Managers of the Portfolio Funds utilize a variety of arbitrage strategies.  Among the many risks of arbitrage transactions are that two or more buy or sell orders may not be able to be executed simultaneously at the desired prices, resulting in a loss being incurred on both sides of a multiple-trade arbitrage transaction.  Also, the transaction costs of arbitrage transactions can be especially significant because separate costs are incurred on each component of the combination.  Consequently, a substantially favorable price movement may be required before a profit can be realized. To the extent that the Partnership participates indirectly in arbitrage transactions through its investment in a Portfolio Fund, the Fund’s losses should generally be limited to the amount invested in the relevant Portfolio Fund.

The Partnership	The Fund
Foreign Investments
The Partnership may invest indirectly through one or more Investment Funds in non-U.S. securities and other instruments denominated in non-U.S. currencies and/or traded outside of the United States.  Foreign investments require consideration of certain risks not typically associated with investing in United States securities or property.  Such risks include unfavorable currency exchange rate developments, restrictions on repatriation of investment income and capital, imposition of exchange control regulation by the United States or foreign governments, confiscatory taxation and economic or political instability in foreign nations.  In addition, there may be less publicly available information about certain non-U.S. companies than would be the case for comparable companies in the United States, and certain non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies.

The Fund may invest in Portfolio Funds that invests in foreign securities and currencies.  Foreign investments may be subject to nationalization risk, expropriation risk, confiscatory taxation and to potential difficulties repatriating funds.  Foreign investments may also be adversely affected by changes in currency exchange rates, social political and economic developments, and the possible imposition of exchange controls or other foreign government laws or restrictions.  Foreign investments may also be subject to withholding or other taxes on dividends, interest, capital gains or other income.  Foreign investments may be more volatile and less liquid due to the smaller size of some foreign markets and lower trading volumes.  There may be less publicly available information about a foreign issuer than about a U.S. issuer, and accounting, auditing and financial reporting standards and requirements may not be comparable.  There is also less regulation, generally, of the financial markets in foreign countries than there is in the U.S.  For example, some foreign exchanges, in contrast to domestic exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a contract and not of an exchange or clearing corporation.  In such a case, a Portfolio Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts.

In addition to the risks applicable to foreign investments, emerging markets are generally more volatile and the risk of political and social upheaval is greater.  There also may be a lack of public information regarding companies operating in emerging markets. Securities traded on emerging markets are potentially illiquid and emerging markets may impose high transaction costs and may be less regulated than more developed foreign markets.

The Partnership	The Fund
In-Kind Distributions
Although the Partnership expects to liquidate all of the Partnership’s investments prior to the termination of the Partnership and distribute only cash to the Limited Partners, there can be no assurance that the Partnership will meet this objective.  In addition, if significant withdrawals are requested, the Partnership may be unable to liquidate the Partnership’s investments in Investment Funds at the time such withdrawals are requested or may be able to do so only at prices which the Partnership believes do not reflect the true value of such investments and which would adversely affect the limited partners.  Under the foregoing circumstances, the limited partners may receive in-kind distributions of securities or instruments in lieu of cash, if permitted by law and by contract, which in-kind distributions may include financial instruments, equity securities and other assets or instruments held by the Investment Funds as well as equity interests in the Investment Funds or subsidiaries of the Partnership or the Investment Funds or participation interests in assets owned by the Partnership or the Investment Funds.  Such securities and instruments may not be readily marketable or salable and may have to be held by the limited partner, or by ABS in trust for the limited partner, for an indefinite period of time.  In addition, in-kind distributions may be made when ABS deems it advisable for tax purposes.  Since one or more Investment Funds may also make in-kind distributions upon any withdrawals by the Partnership, the Partnership is also exposed to such risks.
N/A – the Fund does not expect to liquidate the Fund or satisfy a repurchase offer through the in-kind transfer of Fund portfolio securities to its shareholders.
Derivatives Generally
There is no assurance that derivatives which an Investment Fund wishes to acquire will be available at any particular times upon satisfactory terms or at all.  The value of a derivative is frequently difficult to determine and depends largely upon price movements in the underlying asset.  Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset.  However, there are a number of other risks associated with derivatives trading.  For example, because many derivatives are “leveraged,” and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement can not only result in the loss of the entire investment, but may also expose an Investment Fund to the possibility of a loss exceeding the original amount invested.  Over-the-counter derivatives generally are not assignable except by agreement between the parties concerned, and no party or purchaser has any obligation to permit such assignments.  The over-the-counter market for derivatives is relatively illiquid.

See also, “Options Risk”, “Commodities Risk” and “Forward Contract Risk”.

The price of a total return swap on an Equity Security or basket of Equity Securities can be highly volatile and is dictated by a variety of factors including the value of Equity Securities, the expected total return to be paid to the Receivor, fluctuations in interest rates, the volatility of the Equity Securities, and the creditworthiness of the participants.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of such swaps.

Each Participant’s investment in the swap is subject to the Equity Risk associated with a direct investment in the Equity Securities.  Since the Receivor is obligated to pay the Payor an amount equal to the decline in the value of the Equity Securities during the agreement’s term, the Receivor assumes the risk of a theoretical unlimited decrease in the market value of the securities.  Similarly, since the Payor is obligated to pay the Receivor an amount based on the increase in the value of the Equity Securities during the agreement’s term, the Payor assumes the risk of a theoretical unlimited increase in the market value of the securities.

The Partnership	The Fund
Derivatives Generally (cont.)

Participation in a swap agreement also involves counterparty risk and payments owed to a Portfolio Fund may be delayed or not made consistent with the terms of the swap agreement due to financial issues experienced by a counterparty.  If a counterparty to a swap agreement defaults, a Portfolio Fund’s only recourse is to pursue contractual remedies against the counterparty which may be unsuccessful. If the Receivor is paying a floating rate, the Receivor’s payment will increase as interest rates increase and the amount due to the Payor will decrease as interest rates decrease.

Options
Certain of the Investment Managers may purchase and sell call options on behalf of Investment Funds.  The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.  The buyer of a call option assumes the risk of losing its entire investment in the call option.  To the extent that the Partnership invests indirectly in call options through its investment in an Investment Fund, the Partnership’s losses should generally be limited to the amount invested in the relevant Investment Fund.

Certain of the Investment Managers may purchase and sell put options on behalf of Investment Funds.  The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option.  The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.  The buyer of a put option assumes the risk of losing its entire investment in the put option.  If the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.  To the extent that the Partnership invests indirectly in put options through its investment in an Investment Fund, the Partnership’s losses should generally be limited to the amount invested in the relevant Investment Fund.

The Fund may indirectly invest in options on Equity Securities or on an Index through its investment in Portfolio Funds.  The price of an option can be highly volatile and is dictated by a variety of factors including the value of underlying Equity Security or Index, the Strike Price, the time remaining until the expiration date of the option and the volatility of the underlying Equity Security or Index.  There is no guarantee that an Investment Manager will be able to accurately forecast the effect of these factors on the price of options on Equity Securities or Indices.  If a Portfolio Fund invests in options on Equity Securities or Indices at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in these options may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund.  A Portfolio Fund could also experience losses if the these options do not offset losses incurred by the Portfolio Fund.

A small investment in an option on an Equity Security or Index may have a large impact on the performance of a Portfolio Fund as these options may result in losses in excess of amounts invested.  The buyer of a call and put option risks losing the entire premium paid to purchase the options.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying Equity Security or Index above the Strike Price.  The seller (writer) of a call option assumes the risk of a theoretical unlimited increase in the market value of the underlying Equity Security or Index above the Strike Price.  The seller (writer) of a put option assumes the risk of a theoretical unlimited decline in the market value of the underlying Equity Security or Index above the Strike Price.

The Partnership	The Fund
Options (cont.)

The market for options on an Equity Security or an Index may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of these options.  If  these options cannot be closed out timely due to illiquid secondary markets, losses may result.

Counter-Parties
To the extent the Partnership indirectly invests in swaps, “synthetic” or derivative instruments, repurchase agreements, certain types of option or other customized financial instruments, or, in certain circumstances, non-U.S. securities, the Partnership indirectly takes the risk of non-performance by the other party to the contract.  This risk may include credit risk of the counterparty and the risk of settlement default.  This risk may differ materially from the risks involved in exchange-traded transactions which generally are supported by guarantees of clearing organizations, daily market-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
See, “Short-Selling Risk” and “Forward Contract Risk.”
Debt Securities
Certain of the Investment Managers may invest in unrated or low grade debt securities on behalf of Portfolio Funds which are subject to greater risk of loss of principal and interest than higher-rated debt securities.  Portfolio Funds may invest in debt securities which rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of which other securities may be secured by substantially all of that issuer’s assets.  Portfolio Funds may invest in debt securities which are not protected by financial covenants or limitations on additional indebtedness.  In addition, evaluating credit risk for foreign debt securities involves greater uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult.

Changes in interest rates may reduce the value of Fixed Income Securities.  The longer the duration of a Fixed Income Security, the more its value typically declines in response to increases in interest rates.  The value of a Fixed Income Security may also decline if an issuer defaults or if its credit quality deteriorates.  In addition, the value of a Fixed Income Security may also fluctuate as a result of the market’s perception of the creditworthiness of the issuer as well as the liquidity of the fixed income market.  High yield Fixed Income Securities or “junk bonds” are considered to be speculative by major credit rating agencies, have a much greater degree of default on payments of principal and/or interest and tend to be more volatile and less liquid than higher-rated securities with similar maturities.

As interest rates decline, issuers may pre-pay fixed rate securities forcing investors to replace those securities with lower interest rates, thus reducing performance.

Portfolio Funds may invest in debt securities which rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of which other securities may be secured by substantially all of that issuer’s assets.  Portfolio Funds may invest in debt securities which are not protected by financial covenants or limitations on additional indebtedness. In addition, evaluating credit risk for foreign debt securities involves greater uncertainty.

The Partnership	The Fund
Calculation of Net Asset Value
The net asset value of the Partnership shall be calculated by reference to the net asset value of the Portfolio Funds.  The procedures for the calculation of the net asset value of the Portfolio Funds may not correspond to the method of calculation adopted by the Partnership and the dates on which the Portfolio Funds and the Partnership calculate net asset value may not coincide.  As a result, the calculation of net asset value in relation to the Partnership may be made on the basis of the net asset values for Portfolio Funds, which are either estimated or historic.  Such estimated net asset values and historic net asset values may vary significantly from the actual value of the net assets of the respective Portfolio Funds on the valuation date.  Such variations may not be reflected in the calculation of net asset value by the Partnership, which, among other things, could result in the subscription price, the fees paid to ABS and the withdrawal proceeds representing a discount or a premium.  In addition, for purposes of calculating the Partnership’s net asset value during a fiscal year, the Partnership accrues the Incentive Fee monthly; the aggregate of such monthly accrued amounts may vary significantly from the actual annual Incentive Fee required to be paid by the Partnership for the year in which such accruals took place.  Such variation could result in the subscription price and/or the withdrawal proceeds representing a discount or a premium.

Ordinarily, ABS will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with procedures established by the Board.  Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), ABS will not generally be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds.  An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation.  Revisions to the gain and loss calculations of each Portfolio Fund therefore will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final as to a Portfolio Fund until its annual audit is completed.

Leverage
The amount of borrowings which an Investment Fund may have outstanding at any time may be large in relation to its capital.  Consequently, the level of interest rates, generally, and the rates at which Investment Funds can borrow, in particular, will affect the operating results of Investment Funds, and thus affect investors in the Partnership.  Leverage has the effect of magnifying both profits and losses compared with unleveraged positions.  In addition, to the extent indicated elsewhere in this Memorandum, the Partnership may directly engage in similar practices having similar risks.  See “Investment Program – Other Activities.”

Short-term borrowings by Investment Funds could result in certain additional risks to the Partnership.  For example, should the securities pledged to brokers to secure an Investment Fund’s margin accounts decline in value, the Investment Fund could be subject to a “margin call” pursuant to which the Investment Fund would either have to deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden precipitous drop in the value of an Investment Fund’s assets, the Investment Manager might not be able to liquidate assets quickly enough to pay off its margin debt and the Investment Fund may therefore also suffer additional significant losses as a result of its default.

The use of leverage by a Portfolio Fund can substantially increase the adverse impact of the risks of investing in the Portfolio Fund and can result in substantial losses to the Portfolio Fund.  In particular, the leverage may result in: (i) margin calls or the imposition of interim margin requirements as markets move against investments made with borrowings and premature liquidations of investment positions; and (ii) a decrease in the value of a Portfolio Fund’s net assets if income and appreciation on investments made with borrowed funds are less than the required interest payments on borrowings.

In an unsettled credit environment, an Investment Manager may find it difficult or impossible to obtain leverage and a Portfolio Fund may not be able to successfully implement its long/short equity strategy without leverage.  In addition, the termination of a loan or line of credit on short notice by the lender could result in premature liquidations of investment positions at prices below what the Investment Manager deems to be fair value for the positions.

The Partnership	The Fund
Leverage (cont.)

As a creditor, a third-party lender has a first priority claim on any cash and assets held by a Portfolio Fund.  In the event that a credit facility utilized by a Portfolio Fund is terminated by the third-party lender, the Portfolio Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings.  The rights of creditors to the assets of a debtor are senior to those of equity investors.

Commodity Trading
The prices of commodities and all derivative instruments, including futures and options contract prices, are highly volatile.  Price movements of commodities, futures and options contracts are influenced by, among other things, changing supply and demand relationships, domestic and foreign governmental programs and policies, national and international political and economic events, interest rates and governmental monetary and exchange control programs and policies.  Moreover, certain commodity exchanges limit fluctuations in commodity futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.”  During a single trading day, no trades may be executed on such exchanges at prices beyond the daily limit.  Commodity futures contract prices have occasionally moved the daily limit for several consecutive days with little trading.  Similar occurrences could prevent an Investment Fund from promptly liquidating unfavorable positions and subject the Investment Fund to substantial losses.  To the extent that the Partnership engages indirectly in commodities trading through its investment in an Investment Fund, the Partnership’s losses should generally be limited to the amount invested in the relevant Investment Fund.  In addition, the Dodd-Frank Act significantly expands the CFTC’s authority to impose broader aggregate position limits.

The price of an Index or currency futures contract can be highly volatile and is dictated by a variety of factors including the value of the Index or currency, the Settlement Price, the time remaining until the expiration date of the futures contract, the volatility of the Index or currency, and with respect to a currency, the volatility of the exchange rate between that currency and the U.S. dollar.

There is no guarantee that an Investment Manager will be able to accurately forecast Index or currency futures.  If a Portfolio Fund invests in Index or currency futures at inopportune times or its Investment Manager misjudges market conditions, the Portfolio Fund’s investment in the futures may lower the Portfolio Fund’s return and result in a loss to the Portfolio Fund.  A Portfolio Fund could also experience losses if the Index or currency futures do not offset losses incurred by the Portfolio Fund on other portfolio investments. Changes in the liquidity of futures the effect of these factors on the price of (i.e. due to, among other things, price fluctuation or position limitations imposed by U.S. commodity exchanges) may result in significant, rapid and unpredictable changes in the value of the futures.  It is also possible that the Commodity Futures Trading Commission may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only.  If Index futures cannot be closed out timely due to illiquid secondary markets, losses may result.

The Partnership	The Fund
Commodity Trading (cont.)

A small investment in a futures contract may have a large impact on the performance of a Portfolio Fund as a futures contract may result in losses in excess of amounts invested.  The buyer of an Index or currency future will suffer losses, which are theoretically unlimited, as the value of the underlying Index or currency declines.  The seller of an Index or currency future will suffer losses, which also are theoretically unlimited, as the value of the Index or currency increases.  Because of low margin deposits normally required to participate in futures position, an extremely high level of leverage is typical.  As a result, a relatively small price movement in an Index or currency futures contract may result in substantial.losses to a Portfolio Fund.  The market for Index futures may be, or may suddenly become, illiquid and may result in significant, rapid and unpredictable changes in the value of the Index futures.

Forward Contract Risk
Forward contracts (including foreign exchange) and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated -- there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration, which could result in substantial losses to Investment Funds.  To the extent that the Partnership engages indirectly in forward trading through its investment in Investment Funds, the Partnership’s losses should generally be limited to the amount invested in the relevant Investment Fund.

The investment in forward contracts includes a number of risks including: (1) forward contract markets are generally not regulated; (2) there are generally no limitations on forward transactions although a Portfolio Fund or its counterparties may limit the size and duration of positions for credit risk reasons; (3) participants in the forward markets are not required to make continuous markets for such contracts; and (4) forward contract markets are “principals’ markets” in which performance is the responsibility of the counterparty and not an exchange or clearing house. Consequently, a counterparty may refuse to perform on a forward contract. Forward contracts are also not guaranteed by an exchange or clearing house and therefore a non-settlement or default on a contract would deprive a Portfolio Fund of unrealized profits or force it to cover its commitment to purchase and resell, if any, at the current market price.

Return of Withdrawal Proceeds from Investment Funds
Under extraordinary circumstances, following a withdrawal from an Investment Fund, the Partnership may be required to return all or a portion of the withdrawal proceeds it received from the Investment Fund to such Investment Fund if and to the extent required by applicable law or the Investment Fund's organizational or offering documents. For instance, if the Investment Fund later determines that its net asset value was previously misstated and the Partnership received withdrawal proceeds in excess of the amount it was entitled to, then, the Partnership may be required to return the applicable portion of the withdrawal proceeds to the extent required by applicable law or the Investment Fund’s organizational or offering documents. Other circumstances, such as indemnification obligations, could also require the Partnership to return the proceeds to an Investment Fund.

Under extraordinary circumstances, following a withdrawal from a Portfolio Fund, the Fund may be required to return all or a portion of the withdrawal proceeds it received from the Portfolio Fund to such Portfolio Fund if and to the extent required by applicable law or the Portfolio Fund’s organizational or offering documents. For instance, if the Portfolio Fund later determines that its net asset value was previously misstated and the Fund received withdrawal proceeds in excess of the amount it was entitled to, then, the Fund may be required to return the applicable portion of the withdrawal proceeds to the extent required by applicable law or the Portfolio Fund’s organizational or offering documents. Other circumstances, such as indemnification obligations, could also require the Fund to return the proceeds to a Portfolio Fund.

The Partnership	The Fund
Investor Concentration
At any one point in time, a disproportionately large percentage of the outstanding interests of the Partnership may be held by a small number of investors or via a common fiduciary.  Substantial withdrawals by such investors within a short period of time could require ABS to liquidate positions more rapidly than would otherwise be desirable, which could adversely affect the value of the Partnership’s assets.  The resulting reduction in the Partnership’s assets could make it difficult to recoup any losses due to a reduced equity base.

At any one point in time, a disproportionately large percentage of the Shares of the Fund may be held by a small number of investors or via a common fiduciary.  Substantial withdrawals by such investors within a short period of time could require ABS to liquidate positions more rapidly than would otherwise be desirable, which could adversely affect the value of the Fund’s assets.  The resulting reduction in the Fund’s assets could make it difficult to recoup any losses due to a reduced equity base.

Changes and Uncertainty in U.S. and International Regulation
The Partnership and/or one or more Investment Funds may be adversely affected by uncertainties such as international and domestic political developments, changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries to which the Partnership is exposed through its or the Investment Funds’ investments or investor bases.  The tax and regulatory environment for hedge funds is evolving, and changes in the regulation or tax treatment of hedge funds and their investments may adversely affect the value of investments held by the Partnership or the Investment Funds or the Partnership’s or Investment Funds’ ability to pursue their trading strategies.  During this period of uncertainty, market participants may react quickly to unconfirmed reports or information and as a result there may be increased market volatility.  This unpredictability could cause an Investment Manager to alter investment and trading plans, including the holding period of positions and the nature of instruments used to achieve the its trading objective.

Securities markets are subject to comprehensive statutes and regulations.  Legal, tax and regulatory changes could occur that may adversely affect the Fund and the Portfolio Funds in which it invests.  Future regulatory changes, including those relating to the regulation of hedge funds and leverage and the effect of such changes on the Fund could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by the Fund and the Portfolio Funds.  Limitations on the investment activities of the Fund and the Portfolio Funds may result in the inability of the Fund to pursue its investment objective and strategies.

See also, “Foreign Securities” above.

The Partnership	The Fund
Changes and Uncertainty in U.S. and International Regulation (cont.)
In the United States, the Partnership, ABS, the Investment Funds and the Investment Managers may be adversely affected as a result of new or revised legislation or regulations imposed by the SEC, the Financial Stability Oversight Council, and other U.S. governmental regulatory authorities or self-regulatory organizations that supervise the financial markets.  In addition, the securities and futures markets are subject to comprehensive statutes and regulations, including margin requirements.  Regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.  The Dodd-Frank Act could result in the Partnership, ABS, the Investment Funds and the Investment Managers becoming subject to additional regulatory compliance burdens and trade reporting, which may add significant cost to the Partnership.  The Dodd-Frank Act endows the SEC, CFTC, and other regulators with discretionary authority to write and interpret new rules.  The ultimate impact of the Dodd-Frank Act on the Partnership, ABS, the Investment Funds and the Investment Managers is unclear and will depend in large part on the final regulations that the CFTC and SEC promulgate.

Accounting for Uncertainty in Income Taxes
ASC 740, “Income Taxes” (in part formerly known as “FIN 48”), which is part of US GAAP, provides guidance on the recognition of uncertain tax positions.  ASC 740 may require an entity reporting in accordance with U.S. GAAP to reserve a liability for income taxes on its books.  ASC 740 prescribes the minimum recognition threshold that a tax position is required to meet before being recognized in an entity’s financial statements.  It also provides guidance on recognition, measurement, classification and interest and penalties with respect to tax positions.  A prospective investor should be aware that, among other things, ASC 740 could have a material adverse effect on the periodic calculations of the net asset value of the Partnership (or of an Investment Fund), including reducing the net asset value of the Partnership (or an Investment Fund) to reflect reserves for income taxes that may be payable in respect of current and/or prior periods by the Partnership (or an Investment Fund).  This could cause benefits or detriments to certain Partners, depending upon the timing of their entry and exit from the Partnership.

ASC 740, “Income Taxes” (in part formerly known as “FIN 48”), which is part of US GAAP, provides guidance on the recognition of uncertain tax positions.  ASC 740 may require an entity reporting in accordance with U.S. GAAP to reserve a liability for income taxes on its books.  ASC 740 prescribes the minimum recognition threshold that a tax position is required to meet before being recognized in an entity’s financial statements.  It also provides guidance on recognition, measurement, classification and interest and penalties with respect to tax positions.  A prospective investor should be aware that, among other things, ASC 740 could have a material adverse effect on the periodic calculations of the net asset value of the Fund (or of a Portfolio Fund), including reducing the net asset value of the Fund (or a Portfolio Fund) to reflect reserves for income taxes that may be payable in respect of current and/or prior periods by the Fund (or a Portfolio Fund).  This could cause benefits or detriments to certain shareholders, depending upon the timing of their entry and exit from the Fund.

No Independent Counsel
Kleinberg, Kaplan, Wolff & Cohen, P.C. (“Kleinberg Kaplan”) acts as United States legal counsel to the Partnership and ABS and their affiliates. The Partnership does not have United States legal counsel separate and independent from counsel to ABS.  Kleinberg Kaplan does not represent investors in the Partnership, and no independent counsel has been retained to represent investors in the Partnership.
Not a principal risk of the Fund.

The Partnership	The Fund
No Independent Counsel (cont.)
Kleinberg Kaplan’s representation of the Partnership, ABS and/or their respective affiliates, as applicable, is limited to specific matters as to which it has been consulted by the Partnership and/or ABS, as applicable.  There may exist other matters that could have a bearing on the Partnership, ABS and their respective affiliates as to which Kleinberg Kaplan has not been consulted.  In addition, Kleinberg Kaplan does not undertake (nor does it intend) to monitor the compliance by ABS and its respective affiliates with the trading program, valuation procedures and other guidelines set forth in this Memorandum, nor does it monitor compliance with applicable laws.  In preparing this Memorandum, Kleinberg Kaplan relied upon information furnished to it by the Partnership, ABS and/or their respective affiliates, and it did not investigate or verify the accuracy and completeness of information set forth herein concerning the Partnership, ABS and their respective affiliates and personnel.

Conflicts of Interest
Neither the Agreement nor any other applicable employment agreement requires ABS, or any of its principals or their affiliates to devote all or any specified portion of their time to managing the Partnership’s affairs, but only to devote so much of their time to the Partnership’s affairs as they reasonably believe is necessary in good faith.  The respective agreements do not prohibit or restrict any of such persons or entities from engaging in any other existing or future business or in other investment activities.  ABS and/or its principals may provide investment management services for one or more additional private investment entities with investment goals and strategies substantially identical to those of the Partnership and may also manage one or more individual or personal investment accounts.

When ABS determines that a particular opportunity would be desirable for the Partnership and any other funds or accounts managed by ABS or its affiliates, it will seek to allocate such opportunity between the Partnership and such other funds or accounts in a manner that it deems fair and equitable under the circumstances existing at such time.  The factors that ABS may consider in making such determination include (but are not limited to): the relative amounts of capital in each fund and account available for new investments of the type at issue; the mandate of each fund and account; ABS’s perception of the appropriate risk/reward ratio for each fund and account; the intended strategy of each fund and account; the liquidity of each fund and account at the time of investment and thereafter; and the overall portfolio composition of each fund and account.

The investment activities of ABS and its affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.  The investment strategy and criteria for the Fund may differ from the investment strategy and criteria for other accounts managed by ABS, and there may be circumstances where the Fund is purchasing or selling the same or similar securities opposite other funds managed by ABS.  The management of multiple accounts may also result in ABS devoting unequal time and attention to the management of each account.  ABS may have an incentive to allocate investment opportunities to accounts that pay higher management fees and to prioritize the liquidation of investments held by higher paying accounts over lower fee-paying portfolios.  The investment management fees paid to ABS by the Fund and other accounts may differ thus creating the incentive for ABS to favor another account over the Fund in allocating investment opportunities that have limited supply or in the order in which it places orders to redeem identical investments.  Certain affiliates of the Investment Managers may be shareholders of the Fund and/or clients in other funds managed by ABS, which could present a conflict of interest in the decision to purchase or redeem interests in certain Portfolio Funds.

The Partnership	The Fund
Conflicts of Interest (cont.)
Investment Managers generally provide investment management services to private investment vehicles and/or accounts other than the Investment Funds.  In some cases, participation in specific investment opportunities may be appropriate, at times, to the Investment Fund and to one or more vehicles or accounts with similar investment objectives.  This could create a level of competition for the same trades, including the priorities of order entry.

The Partnership may also invest in Investment Funds which are managed by ABS, its principals and/or its affiliates.

As described above, ABS and/or its affiliates mayrender advice to one or more separately managed accounts.  Such accounts may investment in Investment Funds substantially on a pari passu basis with the Partnership and have portfolios that are substantially similar to the Partnership’s portfolio.  The investors in such separately managed accounts may have the right to withdraw all or a portion of their capital from such managed accounts on shorter notice and/or with more frequency than the terms described in this Memorandum.  In addition, since a managed account investor directly owns the investments held in its separately managed account, such investor may have full, real-time transparency as to all transactions and holdings in such account, and may be better able to assess the future prospects of a portfolio that is substantially similar to the Partnership’s portfolio.  Limited Partners generally will not be provided with comparable transparency.

As a result of the foregoing, ABS and/or its affiliates may be required to withdraw from Investment Funds on behalf of such managed accounts in order to satisfy withdrawals from such managed accounts, including at times when withdrawals may not be made from the Partnership.  ABS is under no obligation to withdraw from an Investment Fund on behalf of the Partnership at such time, and may determine to hold such positions for the Partnership for an indefinite period of time.  ABS may determine to add to the Partnership’s positions that are being withdrawn by such managed accounts.  Withdrawals from an Investment Fund for the benefit of such managed accounts may have an adverse effect on the value of the Partnership’s investment in such Investment Funds.  In addition, the value realized by such managed account in connection with such withdrawals may differ from than the value realized by the Partnership when it disposes of the same positions at a later time.
ABS and its principals, affiliates, members, managers, officers and employees may determine, in their discretion, to participate in investments with persons not affiliated with the Partnership.  The compensation earned by ABS, and its principals, affiliates, members, managers, officers and employees, if any, from such other activities may differ from the compensation earned by ABS from the Partnership.

The Partnership	The Fund
Brokerage Arrangements
The Investment Managers will have the authority to determine the broker or dealer to be used for each securities transaction for the Investment Funds.  In selecting brokers or dealers to execute transactions, the Investment Managers may not solicit competitive bids and may not have an obligation to seek the lowest available commission cost.  In addition, the Investment Managers may not negotiate “execution only” commission rates and, thus, may be deemed to be paying for research and execution services provided by the broker which are included in the commission rate.

It is expected that the use by Investment Managers of commission or “soft” dollars to pay for research products or services will generally fall within the safe harbor for soft dollars created by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”).  Such research services may include, without limitation: written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts, as well as discussions with research personnel; financial publications; statistical and pricing services along with software, databases and other technical and telecommunication services utilized in the investment management process.  Under Section 28(e), research obtained with “soft” dollars generated by Investment Funds may be used by the Investment Managers to service accounts other than the Investment Funds in which the Partnership invests.  Therefore, the Investment Fund in which the Partnership invests may not, in a particular instance, be the direct or indirect beneficiary of the research or related services provided.
To the extent that ABS engages in any trading activities on behalf of the Partnership (see “Investment Program – Other Activities”), similar conflicts may arise.

The Investment Managers will have the authority to determine the broker or dealer to be used for each securities transaction for the Investment Funds.  In selecting brokers or dealers to execute transactions, the Investment Managers may not solicit competitive bids and may not have an obligation to seek the lowest available commission cost.  In addition, the Investment Managers may not negotiate “execution only” commission rates and, thus, may be deemed to be paying for research and execution services provided by the broker which are included in the commission rate.

It is expected that the use by Investment Managers of commission or “soft” dollars to pay for research products or services will generally fall within the safe harbor for soft dollars created by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”).  Such research services may include, without limitation: written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts, as well as discussions with research personnel; financial publications; statistical and pricing services along with software, databases and other technical and telecommunication services utilized in the investment management process.  Under Section 28(e), research obtained with “soft” dollars generated by Investment Funds may be used by the Investment Managers to service accounts other than the Investment Funds in which the Partnership invests.  Therefore, the Investment Fund in which the Partnership invests may not, in a particular instance, be the direct or indirect beneficiary of the research or related services provided.

Additional Principal Risks of the Fund

The Fund also discloses the following additional risks:

Fund of Funds Structure Risk.  Generally, the Portfolio Funds are not registered as investment companies under the 1940 Act.  Accordingly, the Fund, as an investor in these Portfolio Funds, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies.  The following additional risks are relevant to the Fund’s implementation of the fund of funds structure.  These additional risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure to any of these risks.

●	Custody Risk. A Portfolio Fund may not be required to or may not custody assets consistent with the requirements of the 1940 Act and therefore such assets are more likely at risk to fraud and loss of assets due to the bankruptcy of financial institutions utilized to hold Portfolio Fund assets.

●	Foreign Organization Risk. The Fund may invest in Portfolio Funds organized outside of the U.S. and these Portfolio Funds may operate under regulatory infrastructures that are less stringent than those governing domestic Portfolio Funds. Further, it may be more difficult or impossible to effect service of process on the Portfolio Funds, enforce judgments against the Portfolio Funds obtained in U.S. courts and based on U.S. securities laws, bring an original action in foreign court to enforce liabilities of the Portfolio Funds based on U.S. securities laws, and to bring claims on behalf of shareholders of the Portfolio Funds. See also “Portfolio Funds Risk – Foreign Investment Risk” below.

●	Limited Voting Rights Risk. If the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities, it will not be able to vote on matters that require investor approval including matters that could adversely affect the Fund’s investment in the Portfolio Fund.

●	Operational Risk. Certain Portfolio Funds may only employ the services of a limited number of principals or other investment personnel and the departure of any one of these individuals may adversely affect the success of the funds’ investment strategies. Certain Portfolio Funds are associated with start-up operational risks such as limited operating histories, management with limited business management experience and insufficient resources to implement best practices with respect to the firm’s infrastructure, operational processes or risk management tools.

●	Transparency Risk. Portfolio Funds typically provide limited portfolio information. A Portfolio Fund’s investment strategies may evolve over time in response to fluctuating market conditions without notice to investors. While ABS in many cases seeks to negotiate arrangements that provide for regular reporting of performance and portfolio data by the Portfolio Funds, at times the only means of obtaining independent verification of performance data will be reviewing the Portfolio Funds’ annual audited financial statements. Absent such negotiated arrangements (or as may otherwise be provided in the Portfolio Funds’ governing documents), Portfolio Funds are not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding their investment strategies. This may result in a Portfolio Fund using investment strategies that are not fully disclosed to ABS, which may involve risks under some market conditions that are not anticipated by ABS. For example, if two or more Portfolio Funds were to invest significantly in the same company or industry, the Fund’s investments could be “concentrated” in the same company or industry without ABS having the opportunity to assess the risks of such concentration. Absent the availability of strategy and investment details, the Fund may not be in a position to timely liquidate interests in a Portfolio Fund as changes to the Portfolio Fund’s strategies and investments change over time.

●	Valuation Risk. Ordinarily, ABS will fair value the Fund’s investment in a Portfolio Fund as of each month-end using the value reported for that date provided by the Portfolio Fund in accordance with valuation procedures established by the Board. Because the valuations of the Portfolio Funds are unaudited (except for those provided for the Portfolio Fund’s fiscal year end), ABS will not generally be able to independently confirm the accuracy of the valuations provided by the Portfolio Funds. An Investment Manager may face a conflict of interest with respect to these reported valuations as they will affect the Investment Manager’s compensation. Revisions to the gain and loss calculations of each Portfolio Fund therefore will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final as to a Portfolio Fund until its annual audit is completed.

Management Risk.  Prior to the inception of the Fund, ABS did not manage an investment company registered under the 1940 Act.  The 1940 Act and the Code impose numerous investment constraints on the operations of registered investment companies and ABS has not previously had to comply with these constraints with respect to the management of client assets.

Market Risk.  The success of the Fund’s activities may be affected by general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances.  These factors may affect the volatility, value and liquidity of the Fund’s investments.  Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business.

Non-Diversification Risk.  The Fund is non-diversified and the Fund’s investment in the securities of a limited number of issuers exposes the Fund to greater market risk and potentially greater market losses than if its investments were diversified in securities issued by a greater number of issuers.  Several Portfolio Funds may also take substantial positions in the same security or groups of securities at the same time.  This overlap in investments may subject the Fund to additional market risk and potentially greater market losses.

Portfolio Fund Risk. The Fund’s investment in the Portfolio Funds subjects shareholders to the following investment risks and may result in a decline in the value of the Portfolio Funds.  The risks referenced below are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

●	Borrowing Risk (For Non-Leverage Purposes). As a creditor, a third-party lender has a first priority claim on any cash and assets held by a Portfolio Fund. In the event that a credit facility utilized by a Portfolio Fund is terminated by the third-party lender, the Portfolio Fund may be required to liquidate investments and be forced to sell investments at unfavorable prices in order to repay outstanding borrowings. The rights of creditors to the assets of a debtor are senior to those of equity investors.

●	Convertible Securities Risk. The value of convertible securities generally declines as interest rates increase and increases as interest rates decline. A Portfolio Fund may not have pre-established minimum credit standards for convertible securities and may invest, without limit, in unrated or below investment grade convertible securities. Convertible securities are typically issued by small capitalized companies whose stock prices may be volatile. Convertible securities that are unrated or are rated below investment grade are associated with a higher risk of default on interest and principal payments. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid only after holders of any senior debt obligations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which may decrease the Portfolio Fund’s return.

●	Currency Risk. Instruments denominated in foreign currencies, if unhedged, will fluctuate with U.S. dollar exchange rates as well as in response to price changes of the investments in the various local markets and the value of local currencies. An increase in the value of the U.S. dollar compared to other currencies will reduce the effect of increases and magnify the effect of decreases in the value of foreign currencies and in the prices of instruments denominated in foreign currencies or that provide exposure to foreign currencies. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on non-U.S. dollar securities.

●	Distressed Securities Risk. An investment in distressed securities is speculative because issuers of these securities may be in transition, out of favor, financially leveraged, troubled or potentially troubled and may be or have recently been involved in taking strategic actions, restructurings, bankruptcy reorganizations or liquidations. An issuer’s default in its payment obligations may also result in a decline in the value of the issuer’s securities.

●	Equity Securities Risk. The value of Equity Securities may fluctuate in response to specific situations for each company, industry market conditions, and general economic environments. The Equity Securities of smaller companies may involve more risk, may be less liquid, and may be subject to greater volatility. Consequently, it may be more difficult to buy or sell the Equity Securities of smaller companies at an acceptable price, especially during periods of market volatility.

●	Hedging Risk. Strategies utilized to hedge against losses may not be successful and may offset gains. It may not be possible for an Investment Manager to hedge against a change or event at a price sufficient to protect a Portfolio Fund’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. The success of hedging transactions is dependent on an Investment Manager’s ability to correctly predict market changes being hedged against (e.g., currency/interest rate fluctuations and fluctuations in the general securities markets) in relation to fluctuations in the value of the investments maintained by a Portfolio Fund. Unanticipated changes in the markets or events being hedged or the non-occurrence of events being hedged against may result in a poorer performance by the Portfolio Fund than in the absence of the implementation of a hedging strategy. Also, a hedging strategy subject to leverage may not be successful and may result in rather than limit Portfolio Fund losses.

●	Initial Public Offerings Risk. Prompt disposal of investments acquired in an initial public offering at the price at which they are valued may not be possible. Other risks include lack of trading and operating history and lack of information about the issuer. These factors may contribute to substantial price volatility for such investments. The limited number of securities available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant positions without an unfavorable effect on prevailing market prices. In addition, some companies participating in an initial public offering are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

●	Liquidity Risk. A Portfolio Fund may invest a portion of the value of its total assets in restricted securities (e.g., securities that may not be sold to the public without an effective registration statement under the 1933 Act) and other investments that are illiquid and, as a result, may be unable to sell such investments when desired, without adversely affecting the price or at prices approximating the value at which they purchased the securities. When registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time such Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, such Portfolio Fund might obtain a less favorable price than the price that prevailed when such Portfolio Fund decided to sell.

Portfolio Funds may permit or require that redemptions of interests be made in-kind. Upon its withdrawal of all or a portion of its interest in Portfolio Funds, the Fund may receive securities that are illiquid or difficult to value.

●	Long/Short Equity Strategy Risk. The success of a long/short equity strategy is contingent upon an Investment Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with the highest probability of failure (short positions). Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the Equity Securities utilized to implement the strategy.

Investment Managers may utilize the following Long/Short Equity Strategies the risks of which are summarized below.  These risks are organized alphabetically and the order in which they are presented is not representative of the level of the Fund’s exposure, through its investment in the Portfolio Funds, to any of these risks.

Directional Trading Approach Risk.  The success of the Directional Trading Approach is contingent upon an Investment Manager’s ability to predict the effect of economic and political changes on the valuation of Equity Securities and to successfully implement long or short equity positions in those securities based on such predictions.  If the Investment Manager’s prediction regarding the effect of economic and political changes on Equity Securities is incorrect, a substantial loss may result.

Event Driven Approach Risk.  The success of the Event Driven Approach is contingent upon an Investment Manager’s ability to timely identity potential corporate events and to successfully implement long and short equity positions based on the impact that such events will have on the underlying issuers.  If a predicted corporate event does not occur or does not have the impact predicted, a substantial loss may occur.

Fundamental Long/Short Approach.  The success of the Fundamental Long/Short Approach is contingent upon an Investment Manager’s ability to correctly determine the valuation of an issuer’s Equity Securities and to successfully implement long or short equity positions in those securities based on perceived future price movements of such securities.  If the Investment Manager’s perception of an equity’s valuation or its future price is incorrect, a substantial loss may result.

Relative Value Approach Risk.  The success of the Relative Value Approach is contingent upon an Investment Manager’s ability to identify pricing discrepancies amongst Equity Securities or groups of Equity Securities and to successfully implement long and short equity positions based on such discrepancies.  If perceived pricing discrepancies do not materialize or if the Investment Manager fails to correctly exploit the pricing discrepancies, a substantial loss may result.

It is expected that an Investment Manager may apply approaches similar to the Long/Short Equity Techniques to implement long/short positions in Fixed Income Securities.  These techniques will involve investment risks similar to those associated with the Long/Short Equity Techniques.

Notable Other Differences:

●	More information is available to shareholders regarding the Fund’s investments and financial status than to investors in the Partnership due to the periodic disclosure requirements applicable to the registered investment company (e.g. quarterly schedules of portfolio holdings, semi-annual financial statements);
●	The Fund maintains disclosure policies and procedures to help ensure that shareholders are not treated inequitably regarding access to portfolio information. The Partnership is not required to provide investors equal access to portfolio information;
●	While the Partnership may invest in Investment Funds affiliated with ABS, the Fund cannot.
●	ABS may invest directly in securities and other instruments on behalf of the Partnership. With respect to the Fund, ABS intends to principally invest Fund assets in Portfolio Funds and may invest, as needed, Fund assets in money market instruments for cash management purposes.

THE CONVERSION

The Conversion of the Partnership will take place under the Agreement and Plan of Reorganization.  This section summarizes the important terms of the Plan.  For further details, please refer to a copy of the Plan attached as Appendix A.

Under the Plan, the Partnership will transfer substantially all of its assets to Fund.  Participating Partners in the Partnership will be entitled to receive shares of beneficial interest in Fund in proportion to their positive capital accounts.

ABS and the Fund propose to consummate the Conversion effective December 31, 2015.  The Exchange may, however, be delayed for regulatory or other reasons.  ABS will assume the costs of the Conversion.

You must be a Limited Partner of record in the Partnership as of the Valuation Date (December 31, 2015) to participate in the Share Distribution.  To calculate the number of Shares you will receive in the Exchange, ABS will divide the value of your positive capital account as of the Valuation Date by the sum of all Participating Partners’ capital accounts and multiply that quotient by the total number of Shares received by the Partnership.  Since the Partnership invests substantially all of its assets in Portfolio Funds the December 31, 2015 values of which will not be determinable until approximately forty-five (45) days after the Valuation Date, the number of Shares that you will receive from the Fund will be determined no later than February 15, 2015.

The Limited Partners of the Partnership must consent to both proposals described below in order for the Partnership to participate in the Conversion.

Before the Conversion, the Fund will issue shares to ABS or to one of its affiliates having an aggregate value of $100,000.  ABS or its affiliates will vote their share to approve the Investment Advisory Agreement between the Trust and ABS (the “Advisory Agreement”), to elect the Trustees of the Trust and to ratify the appointment of the Fund’s independent registered public accountant.  This Advisory Agreement will designate ABS as the Fund’s investment adviser effective immediately after consummation of the Exchange

Upon completion of the Exchange and the Share Distribution, the Participating Partners will own substantially all of the Shares of the Fund.  Participating Partners may purchase additional Shares as soon as practicable after the Conversion, consistent with the terms of the Fund’s Prospectus.

THE PROPOSALS

In order to complete the Conversion, ABS is soliciting the consent of the limited partners of the Partnership to the matters described below.

Proposal 1 amends the Partnership Agreement to (1) expressly authorize the Partnership’s general partner, subject to Limited Partner approval, to effect the Conversion and (2) permit dissenting Limited Partners to redeem their Partnership interests prior to the Exchange.

Assuming approval of Proposal 1, Proposal 2 authorizes the Partnership’s general partner to effect the Conversion.

PROPOSAL 1:  AMENDMENT TO THE PARTNERSHIP AGREEMENT.  Proposal 1 authorizes ABS to make the following amendments to the Partnership Agreement:  [amendments to be added]

PROPOSAL 2: AUTHORIZATION TO CONVERT THE PARTNERSHIP TO A CLOSED-END INVESTMENT COMPANY:  Proposal 2 authorizes ABS to (1) convert the Partnership into the Fund pursuant to the Partnership Agreement as amended by Proposal 1.

ABS intends to consent to the Conversion.  The Limited Partners must approve both proposals for the Partnership to participate in the Conversion.

FEDERAL INCOME TAX CONSEQUENCES OF THE CONVERSION

An Exchange may not occur unless Bernstein Shur, counsel to the Fund,  provides an opinion to the Partnership and the Fund stating that the  Exchange will be a tax-free transaction to the Partnership, the Fund and the Limited Partners for federal income tax purposes. The opinion is not binding on the IRS or the courts.  The conclusions stated in the opinion will be based on certain facts, assumptions and representations as well as current law and authorities.  Any law or authorities relied on to support the opinion are subject to change and these changes may be retroactive.

The following summarizes the federal income tax consequences to the Participating Partners in an Exchange:

(1)	The receipt of Shares by a Limited Partner from the Partnership will not cause taxable gain or loss to be recognized by the Limited Partner. Gain may be recognized if any cash actually distributed or deemed distributed in connection with the Exchange or the dissolution and liquidation of the Partnership exceeds the Limited Partner’s adjusted basis in its Partnership interest (Code Section 731(a)). A decrease in a Limited Partner’s allocable share of Partnership liabilities will be deemed to be a cash distribution.

(2)	A Limited Partner’s holding period with respect to Shares it receives in the Conversion will include the Partnership’s holding period of such Shares, but it will not include the Partner’s holding period with respect to such Partner’s Partnership interest (Code Section 735(b)). As a result, a Limited Partner’s holding period with respect to Shares it receives in the Conversion may be shorter than the Limited Partner’s holding period with respect to its Partnership interest. If a Limited Partner experiences such a reduction in holding period and then redeems Fund shares within the year following the Conversion, the Limited Partner could be taxed on gains from the redemption at a higher rate than if the Conversion had not occurred and the limited partner redeemed its Partnership interest at the same point in time. This would be the case if the reduction in holding period caused gains to be treated as short-term rather than long-term capital gains.

(3)	A Limited Partner’s basis in Fund shares it receives will be equal to the Limited Partner’s adjusted basis of its former Partnership interest minus the amount of cash, if any, received or deemed received from the Partnership in connection with the Exchange and the dissolution and liquidation of the partnership (Code Section 732(b)).

If the Partnership  must  liquidate  investments  to  redeem  the  interests  of dissenting  Limited Partners prior to an Exchange as contemplated by Proposal 1, the sales may result in additional taxable income to the Participating  Partners as well as the dissenting Partners being redeemed.

A  dissenting Limited Partner that elects to redeem its  Partnership  Interest rather than  participate in the Conversion  will recognize gain or loss equal to the  difference  between the amount of cash received from the Partnership  and the Partner’s adjusted basis in its  Partnership interest.  Such gain or loss will generally be capital gain or loss if the Partner’s Partnership interest is held as a capital asset.  The capital gain or loss will be long-term capital gain or loss if the Partner has held the Partnership interest for more than one year.

Finally, each Limited Partner must include in taxable income for its tax year its share of Partnership income for any Partnership tax year that ends with or within that Limited Partner’s tax year.  Because the Partnership’s current tax year will end when the Partnership is liquidated,  a Limited Partner that is not a calendar year taxpayer may have to pay taxes on Partnership income sooner than would otherwise be required.

This section is based on the Code and applicable regulations in effect as of the date of this Proxy Statement/Prospectus.  Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the funds and their shareholders.  Any of these changes or court decisions may have a retroactive effect.

This discussion is general in nature and is not intended as tax advice.  The discussion does not address all aspects of federal income taxation that may be relevant to specific taxpayers and their particular circumstances.  Limited partners should consult their own tax advisers regarding any personal tax issues relating to an Exchange, including federal, state, local and, if applicable, foreign tax consequences.
The following tables show (1) the capitalization of each partnership and the fund into which it will convert as of December 31, 1998, each partnership’s most recent fiscal year end; and (2) the pro forma combined capitalization of each partnership and fund:

ADVANTAGES TO LIMITED PARTNERS

ABS believes that Conversion is in the best interests of the Limited Partners for the following reasons:

(1)	As investors in the Fund, the Limited Partners will have access to substantially similar principal investment strategies while benefitting from the protections afforded by the 1940 Act to registered investment companies and their shareholders.
(2)	As investors in a registered investment company, the Limited Partners will receive more frequent periodic reports regarding portfolio holdings and financial highlights as mandated by applicable federal securities laws applicable to the Fund (e.g. quarterly Schedules of Investments and semi-annual shareholder reports).
(3)	The business of the Fund is overseen by a Board of Trustees that is comprised of a majority of Trustees that are independent from ABS, the Fund’s investment adviser.
(4)	The gross and net fees and expenses of the Fund are estimated to be the same as those of the Partnership.

EXPENSES OF THE CONVERSION

ABS will assume the costs of the Conversion.  The Fund, however, will pay certain expenses connected with the organization and start-up of the Fund.

CAPITALIZATION

The following table shows: (1) the capitalization the Partnership and the Fund as of December 31, 2014, the Partnership’s most recent fiscal year end; and (2) the pro forma combined capitalization of the partnership and the Fund.

Partnership Net Assets	Fund Initial Net Assets	Pro Forma Combined Net Assets	Pro Forma Shares Outstanding	Pro Form Fund Net Asset Value Per Share
	$100,000			$100

THE FUND

ORGANIZED AS A DELAWARE STATUTORY TRUST

The Fund is a Delaware statutory trust and is governed by Delaware Statutory Trust Act, 12 Del. Code §§ 3801 et seq., as from time to time amended (the “Delaware Act”).  The Certificate of Trust to establish the Fund under the Delaware Act was filed with the Secretary of State of the State of Delaware on June 24, 2015.  The Delaware Act provides a statutory framework for the powers, duties, rights and obligations of the Board and the shareholders.

REGISTERED INVESTMENT COMPANY

The Fund is a closed-end management investment company registered under the 1940 Act.  The Fund is a non-diversified company which means that the Fund maintains less than seventy-five (75) percent of the value of its total assets in cash and cash items (including receivables), Government securities, securities of other investments, and other securities, for the purposes of this calculation, limited in respect to any one issuer to an amount  not greater than five (5) percent of the value of the total assets of the Fund and to not more than ten (10) percent of the outstanding voting securities of such issuer.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.  A market cycle is the time during which stock prices rise (bull market), then fall (bear market) and then rise again.  The Fund’s investment objective is non-fundamental and may be changed by the Board.

FUNDAMENTAL INVESTMENT POLICIES

The Fund’s fundamental policies, listed below, may not be changed without the vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act.  Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of shareholders, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.  The Fund:

(1)	May borrow money or issue any senior security, to the extent permitted under the 1940 Act, and, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)	May not invest more than 25% of the value of its total assets in the securities of a single industry other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. For purposes of this investment restriction, the Portfolio Funds are not considered part of any industry and the Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

(3)	May not act as underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter under the federal securities laws when disposing securities it owns or when selling its own shares.

(4)	May not purchase or sell real estate, except that, to the extent permitted by applicable law the Fund may: (a) invest in securities (i) directly or indirectly secured by real estate or interests therein; (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies; or (iii) issued by Portfolio Funds that invest in real estate or interests therein; and (b) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

(5)	May not make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan. And except further that the Fund may lend its portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions consistent with applicable law.

(6)	May not purchase or sell physical commodities and commodity contracts, except that the Fund may: (a) enter into futures contracts and options thereon in accordance with applicable law; and (b) purchase and sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency, and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy. For purposes of this investment restriction, the Fund will not be prohibited from investing in Portfolio Funds which, in turn, invest, in commodities and commodity contracts.

BOARD OF TRUSTEES

The Board has overall management responsibility for the Fund.

INVESTMENT ADVISER

ABS Investment Management LLC, 537 Steamboat Road, Greenwich, Connecticut 06830, serves as the investment adviser to the Fund.  Established in 2002, ABS has operated as an SEC-registered investment adviser since 2003.  ABS provides investment advisory services to private investment funds and has not previously managed a registered investment fund.  As of September 30, 2015, ABS had $___ billion in assets under management.  The controlling principals of ABS are Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster.

Pursuant to the Investment Advisory Agreement between the Fund and ABS (the “Advisory Agreement”), ABS provides portfolio management services to the Fund, subject to the general supervision of the Board, for a management fee calculated at an annual rate equal to 1.00%, payable monthly, based on the  Shares’ month end net asset value.

ABS provides office space and executive and other personnel to the Fund.  The Fund pays all expenses, other than those agreed to be paid by ABS, including but not limited to, printing and postage charges, securities registration and custodian fees, and expenses incidental to its organization. ABS will advance all costs and expenses incurred in connection with the Fund’s organization and establishment and the costs incurred in connection with the organization and initial offering of Founders’ Shares and will seek reimbursement of such costs and expenses from the Fund.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement will be included in the Fund’s initial annual report to shareholder for the period ended April 30, 2016.

PORTFOLIO MANAGERS

Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster are the Fund’s portfolio managers and are equally responsible for the day-to-day management of the Fund’s portfolio.  Biographical information for Messrs. Russian, Valle, and DeCoster is set forth below

Laurence K. Russian.  Laurence K. Russian is managing member and portfolio manager of ABS.  Prior to founding ABS in September 2002, Mr. Russian was a Director for the Alternative Investments Group of Credit Suisse Asset Management (“CSAM”) where he was responsible for the co-management of the group’s various hedge fund-of-funds products as well as a senior Hedge Fund Analyst participating in the selection of hedge fund investments.  Mr. Russian was also actively involved in the oversight of new mandates, in regards to legal contracts and structuring of new products.  He holds a BA in Economics from Ohio Wesleyan University and an MBA in Finance from New York University's Stern School of Business.  He is a CFA charterholder.

Guilherme R. Valle.  Guiherme R. Valle is a managing member and portfolio manager of ABS.  Prior to founding ABS in September 2002, Mr. Valle was a Director and a senior Hedge Fund Analyst at the Alternative Investments Group of CSAM.  At CSAM, Mr. Valle contributed to the group’s effort to build a full-fledged Alternative Asset Management business, focusing on the research process and organizational aspects of the group.  In addition to his primary duty on the investment side, he was also responsible for the relations with the Spanish and Portuguese-speaking investors in Latin America and Europe.  Mr. Valle holds a degree in business administration from Fundacao Getulio Vargas in Brazil.  He is a CFA charterholder.

Alain DeCoster.  Alain DeCoster is a managing member and portfolio manager of ABS.  Prior to founding ABS in September 2002, he was Managing Director and head of CSAM’s Alternative Investments Group.  While at CSAM, Mr. DeCoster managed a group of eight professionals while growing the department’s assets under management from $500 Million to $3.5 Billion through the time of his departure in September 2002.  The assets and his responsibilities were allocated among 7 different absolute return strategies, each with their own risk-return profile.  Mr. DeCoster holds a Licentiate’s degree in Economics from the Institut Catholique des Hautes Etudes Commerciales-Brussels, Belgium.

The Statement provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by the Fund.
ADMINISTRATION, COMPLIANCE AND FUND ACCOUNTING SERVICES
UMB Fund Services, Inc. provides administrative, compliance and fund accounting services to the Fund.  These services include, but are not limited to: (1) coordinating Board activities; (2) preparing quarterly, semi-annual and annual financial statements; (3) assisting ABS in monitoring compliance with the Fund’s investment restrictions and the Fund’s status as a regulated investment company under Subchapter M of the Code; (4) preparing annual expense budgets, coordinating expense payments, and establishing expense accruals; (5) assisting in the preparation of or preparing, as applicable, the Fund’s regulatory filings and submitting such filings to the applicable regulator; (6) computing class net asset value; and (7) preparing tax work schedules for excise tax and tax provision purposes and calculating dividend and capital gain distributions for review and approval by the Fund’s officers and its independent accountants.

Pursuant to an administration and fund accounting agreement between the Fund and UMB Fund Services, Inc., the Fund pays UMB: (1) an asset based fee for fund accounting services, subject to an annual minimum fee; (2) an asset based fee for specified administration and compliance services, subject to an annual minimums fee; and (3) certain out of pocket and account expenses.

UMB Fund Services, Inc. is located at 235 West Galena Street, Milwaukee, Wisconsin 53212.

TRANSFER AGENT SERVICES

UMB Fund Services, Inc. serves as the Fund’s transfer agent and dividend paying agent.

CUSTODIAN

UMB Bank, N.A., 928 Grand Boulevard, Kansas City, Missouri 64106, is custodian of the Fund’s investments.

FUND EXPENSES

The Fund will bear all expenses incurred in its business and operations. Expenses borne by the Fund include, but are not limited to, the following: (1) all organizational and initial offering costs (unless assumed by ABS); (2) all costs and expenses associated with the registration of the Fund under, and compliance with, any applicable federal or state laws; (3) attorneys’ fees and disbursements associated with updating the Fund’s registration statement, Prospectus and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof; (4) the costs and expenses of holding meetings of the Board and any meetings of shareholders, including legal costs associated with the preparation and filing of proxy materials; (5) the fees and disbursements of the Fund’s counsel, legal counsel to the Independent Trustees, independent registered public accounting firm for the Fund and other consultants and professionals engaged on behalf of the Fund; (6) all costs and expenses associated with the Fund’s tender offers; (7) the fees payable to various service providers including, but not limited to ABS and the out of pocket expenses thereof including compliance consultants and background check professionals; (8) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders; (9) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund; (10) all expenses associated with computing Founders’ Shares’ NET ASSET VALUE, including any equipment or services obtained for these purposes; and (11) such other types of expenses as may be approved from time to time by the Board.

PORTFOLIO FUNDS’ EXPENSES

The Portfolio Funds bear all expenses incurred in connection with their operations.  These expenses are similar to those incurred by the Fund.  The Investment Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which will generally reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to the Fund.  Generally, fees payable to the Investment Managers are estimated to range from 1% to 2% (annualized) of the average net asset value of the Fund’s investment in a Portfolio Fund.  In addition, certain Investment Managers charge an incentive allocation or fee which is expected to range up to 20% of a Portfolio Fund’s net profits, although it is possible that such range may be exceeded for certain Investment Managers.  These fees payable to Investment Managers are estimates and may be higher or lower.

EXPENSE LIMITATION

ABS has contractually agreed to waive management fees and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Shares to 1.10% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  Expenses reimbursed and/or fees reduced by ABS may be recouped ABS for a period of three (3) fiscal years following the end of fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit in effect for Shares at the time the expenses were paid/waived.  These arrangements will continue until August 30, 2019 and may be terminated or extended by the Board at any time. No such termination will affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.  Net expenses of the Fund may increase if the exclusions noted above would apply.

PLAN OF DISTRIBUTION

The Fund has entered into a Distribution Agreement with Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.  Pursuant to the Distribution Agreement, the Distributor shall use commercially reasonable efforts to distribute the Fund’s Shares.  Under the Distribution Agreement, the Distributor shall use its best efforts to effect sales of the Fund’s Shares but is not obligated to sell any certain number of Shares.  The Distribution Agreement does not obligate the Distributor to buy any Fund Shares and the Distributor does not intend to make a market in the Fund’s Shares.  There is no sales charge for purchases of Founders’ Shares.

Under the Fund’s Distribution Agreement, the Distributor is also responsible for reviewing the Fund’s proposed advertising and sales literature for compliance with applicable laws and regulations, and for filing with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations.  Under the Distribution Agreement, the Distributor shall, at the request of the Fund, enter into agreements with Financial Institutions in order that such Financial Institutions may sell the Fund’s Shares.  For these services, the Adviser pays the Distributor, pursuant to a Distribution Services Agreement between the Distributor and the Adviser, an annual asset based fee, payable monthly based on the Founders’ Shares’ month end NAV (subject to a minimum annual fee), plus reasonable out-of-pocket expenses incurred by the Distributor in connection with providing these services.

The Distributor has agreed to waive fees and expense reimbursements payable to it under the Distribution Services Agreement to the extent that the payment of any such fees and expenses would cause total compensation payable to the Distributor under the Distribution Services Agreement to exceed 2.5% of the gross offering proceeds (the “Waiver”).  The Waiver remains in effect until the Distributor’s resignation or termination as the Fund’s principal underwriter unless amended prior to that time at the written request of the Trust and the Adviser in order to ensure continued compliance with underwriting compensation limitations applicable to closed-end investment companies.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor, its affiliates and each of their members, managers, directors, officers, employees, representatives and its current and former control persons (the “Distributor Indemnities”) against certain liabilities including those that may arise under the 1933 Act, 1934 Act and the 1940 Act as a result of: (1) the Distributor serving as distributor of the Fund; (2) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; (3) the Fund’s failure to materially comply with any applicable securities laws or regulations; (4) any claim that the Fund’s Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law or violates any rule of FINRA or of the SEC or any other jurisdiction wherein Founders’ Shares are sold (“Losses”); provided, however, that the Fund’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in its registration statement, prospectus, annual or interim report, or any such advertising materials or sales literature in reliance, upon and in conformity with, information relating to the Distributor and furnished to the Fund or its counsel by the Distributor in writing and acknowledging the purpose of its use.  The Distributor, however, remains liable to the Fund and its shareholders for any liability to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

The Distributor may engage one or more Selling Agents to assist in the distribution of Founders’ Shares.  Selling Agents may charge a separate fee for their service in conjunction with an investment in the Fund and/or maintenance of investor accounts.  Such a fee is not a sales load imposed by the Fund or the Distributor, and will be in addition to the fees charged or paid by the Fund.  The payment of these fees and the effect of these fees on the performance of a shareholder’s investment in Founders’ Shares will not be reflected in the performance returns of Founders’ Shares.

Selling Agents may also impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions described in this Prospectus and are not imposed by the Fund, the Distributor or any other Fund service providers.  These terms and conditions may affect or limit a prospective or current shareholder’s ability to purchase Founders’ Shares, a current shareholder’s ability to tender Founders’ Shares to the Fund for repurchase or to otherwise transact business with the Fund.  Services provided by Selling Agents may vary.  Shareholders investing in Founders’ Shares through a Selling Agent should consult with the Selling Agent regarding the terms and conditions related to accounts held at the Selling Agent, services provided to such accounts and related service fees as well as operational limitations of the Selling Agent.

The Adviser and its affiliates shall pay for any distribution, shareholder servicing, marketing and promotional services rendered to the Founders’ Shares including payments to Selling Agents for the sale of Founders’ Shares and related shareholder services.  These expenses are not reflected in the expense table included in this Prospectus.  Compensation to any Selling Agent is not expected to exceed 1.00% of the value of client assets invested in Founders’ Shares, payable monthly or quarterly based on the Founders’ Shares’ quarter or month end NAV, as applicable.  The Adviser shall not pay compensation to any Selling Agent if the payment of such compensation causes the compensation payable to the Distributor under the Distribution Agreement and to all Selling Agents, in the aggregate, to exceed 2.5% of the Fund’s gross offering proceeds.  Payments to Selling Agents create conflicts of interest by influencing the Selling Agent and your salesperson to recommend Founders’ Shares over another investment.  These payments may also benefit the Adviser, the Distributor and their respective affiliates if these payments result in an increase in the NAV of Founders’ Shares, the value upon which any fees payable by the Fund to these entities are based.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorized the issuance of an unlimited number of shares of beneficial interest, par value $.001 per share.  This Prospectus offers the Fund’s Founders’ Shares.  Currently, the Fund does not offer any other classes of shares.  All distributions will be made ratably among the shareholders according to the number of Shares held of record.

Shares will, when issued, be fully paid and non-assessable, and will not have preemptive rights or rights to elect Trustees based on cumulative voting.

The Trustees will have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the shareholders of any class, to establish and designate and to change in any manner any initial or additional classes and to fix such preferences, voting powers, rights and privileges of class, to divide or combine any classes into a greater or lesser number, to classify or reclassify any issued Shares or any classes into one or more classes of Shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

No shareholder may be called upon for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

SHAREHOLDER VOTING

Shareholders will have the power to vote only: (1) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act; (2) with respect to a services agreement to the extent required under the 1940 Act; (3) with respect to the termination of the Fund or a class thereof to the extent required by applicable law; and (4) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-Laws or any registration of the Fund as an investment company under the 1940 Act or as the Trustees may consider necessary from time to time.

On any matters submitted to a vote of the shareholders, all shares of beneficial interest of the Fund then entitled to vote will be voted in aggregate, except: (1) when required by applicable law, shares will be voted by class; and (2) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes will be entitled to vote thereon.  A shareholder will be entitled to one vote for each share on any matter on which such shareholder is entitled to vote.  A shareholder of a class will be entitled to a proportionate fractional vote for each fractional share of such class thereof on any matter on which such shareholder is entitled to vote.

Unless a larger percentage is required by law or the Trustees, one-third (1/3) of the shares entitled to vote in person or by proxy on a particular matter will be a quorum for the transaction of business at a shareholders’ meeting with respect to that matter.  Generally, except when a larger vote is required by law, a majority of the shares voted in person or by proxy on a particular matter at a meeting at which a quorum is present will decide any questions with respect to that matter and a plurality will elect a Trustee.

ELECTION AND REMOVAL OF TRUSTEES

The Declaration of Trust provides that the Board may designate the number of Trustees and that Board vacancies may be filled by the remaining Trustees unless otherwise required under the 1940 Act.  A Trustee may be removed, with or without cause, at any time by written instrument, signed by a majority of the Trustees prior to such removal or at any meeting of the Fund’s shareholders by vote of the shareholders owning at least two-thirds (2/3) of the outstanding Founders’ Shares of the Fund.

AMENDMENTS TO THE DECLARATION OF TRUST AND THE BY-LAWS

Generally, the Trustees may, without shareholder vote, amend the Declaration of Trust.  Shareholders however, will have the right to vote on any amendment: (1) which would affect their right to vote granted in the Declaration of Trust (Section 6.1 of the Declaration of Trust); (2) to that section of the Declaration of Trust governing the initiation of amendments to the Declaration of Trust (Section 10.6 of the Declaration of Trust); (3) for which such vote is required by law; and (4) submitted to them by the Trustees.

Outstanding Securities.  The Fund has not commenced operations and does not have any securities outstanding.

THE PARTNERSHIP

The Partnership is a Delaware limited partnership formed in February 2011. ABS is the General Partner and is exclusively responsible for the management of the Partnership.  The Partnership operates as a fund-of-funds.  ABS invests the assets of the Partnership primarily in Investment Funds.  In general, the Limited Partners may not participate in the management of a partnership and they have very limited voting rights.

VOTING INFORMATION

ABS is  soliciting  the written  consent of the Limited Partners to the Proposals.

In order to approve the Proposals, ABS must provide a written consent. ABS must also obtain the written consent of the Limited Partners holding a majority of the Percentage interests in the partnership as of the Valuation Date.  ABS intends to provide its written consent to the Proposals and recommends that the Limited Partners approve the Proposals.

The Limited Partners may vote on the Proposals. If the Proposals are approved by the Limited Partners, ABS will treat each Limited Partner as a Participating Partner. ABS, however, will permit a Limited Partner that does not consent to the Proposals or that abstains from voting on the Proposals to redeem its Partnership interest on the Valuation Date and immediately preceding the Exchange.

You may use the Consent Form enclosed with this Proxy Statement/Prospectus (the “Consent Form”) to vote on the Proposals.  If you do not vote in favor of the Proposals, you may also use the Consent Form to request the redemption of your Partnership interest. You should complete the Consent Form by:

(1)	Indicating whether you approve, disapprove, or abstain from approving or disapproving the amendments by checking the appropriate box on the Consent Form;
(2)	Indicating whether you approve, disapprove, or abstain from approving or disapproving the Conversion by checking the appropriate box on the Consent Form;
(3)	Indicating, if you disapprove the amendments or the Conversion, whether you request the Partnership to redeem your Partnership interest as of the Valuation Date;
(4)	Signing and dating the Consent Form; and
(5)	Returning it to the Partnership in the enclosed postage-paid envelope.

You may vote on the Proposals by returning an alternative written instrument (“Suitable Alternative”) that:

(1)	Identifies yourself as a Limited Partner;
(2)	Indicates your decision with respect to the amendments and the Conversion;
(3)	Indicates, if you disapprove the amendments or the Conversion, whether you request the Partnership to redeem your Partnership interest as of the day preceding the Conversion; and
(4)	Is signed and dated by you

To change a vote after returning a Consent Form or Suitable Alternative to the Partnership, you must provide the Partnership with a “Revocation Letter” that:

(1)	Identifies yourself;
(2)	States that as a limited partner of a partnership, you revoke your prior decisions as set forth in the previously returned Consent Form or Suitable Alternative;
(3)	Indicates your approval, disapproval or abstention from approving or disapproving the amendments and the Conversion; and
(4)	Indicates, if you disapprove the amendments or the Conversion, whether you request the partnership to redeem your Partnership Interest as of the day preceding the Conversion.

If you vote to approve the Proposals, please also complete the Fund’s Subscription Agreement and return the completed Subscription Form with your Consent.  A copy of the Subscription Agreement is included with this Prospectus/Proxy Statement.

ABS must receive: (1) your Consent Form, Suitable Alternative or Revocation Letter, and (2) completed Fund Subscription Agreement (if applicable) on or before November 16, 2015.  If, as of that date:

●	ABS has received the requisite vote from the limited partners to approve the Proposals; and
●	You have not submitted materials required to process your vote on the Conversion or you have abstained from voting on the Proposals

ABS may treat you as voting against the Proposals and may liquidate your Partnership interest on the Valuation Date and immediately preceding the Exchange unless you subsequently provide an executed Consent Form/Suitable Alternative or Revocation Letter voting for the Proposals plus a completed Subscription Agreement.

ABS may be deemed to control the Partnership.  As of the date of this Prospectus/Proxy Statement, the following person beneficially own 5 percent or more of the Partnership interests:  [List Name, %].  Each of these Limited Partners is expected to own approximately the same percentage of Share after the Share Distribution.  Each Limited Partner’s address is c/o ABS Investment Management LLC, 537 Steamboat Road, Greenwich, Connecticut 06830.

Prior to the Conversion, the Fund will issue Shares valued in the amount of $100,000 to ABS or one of its affiliates so that it may approve the Fund’s Investment Advisory Agreement with ABS,  as described  above  in  “The  Conversion,” as well as certain other operational matters.  As the sole holder of the initial outstanding shares, ABS and it principals, Laurence K. Russian, Guilherme R. Valle and Alain DeCoster, may be deemed to control the Fund.  ABS is located at 537 Steamboat Road, Greenwich, Connecticut 06830.  Mr. Russian, Trustee of the Trustee and Chief Executive Officer of the Fund may be deemed to indirectly own all of the initial outstanding Shares through his interest in ABS.

OTHER INFORMATION

INTERESTED PERSONS

Laurence K. Russian, Guilherme R. Valle and Alain DeCoster, as principals of ABS, the Fund’s investment adviser,  may have a material interest in the Conversion to the extent that ABS will received investment advisory fees from the Fund.

LEGAL MATTERS

Kleinberg, Kaplan, Wolff & Cohen, P.C is  counsel for the Partnership and ABS.

Bernstein Shur is counsel to the Fund.  Bernstein Shur also provided legal counsel to ABS in the context of organizing, registering, and preparing for operating the Fund and the Conversion.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of ________________, 2015, by and among (1) ABS Global Equity Long/Short RIC, a Delaware statutory trust (the “RIC”), with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212 (the “Acquiring Fund”),  ABS (3)(C)(1) LP, a Delaware limited partnership, with its principal place of business at 537 Steamboat Road, Greenwich, Connecticut 06830 (the “Target LP”), and ABS Investment Management LLC, the general partner of the Selling Fund, with its principal place of business at 537 Steamboat Road, Greenwich, Connecticut 06830 (“General Partner”).
WHEREAS, the parties intend that the Target LP transfer substantially all of its assets to the Acquiring Fund as more fully discussed below;

WHEREAS, the plan of exchange for the Target LP and the Acquiring Fund consists of: (1) the Target LP’s transfer of substantially all of its assets to the Acquiring Fund in exchange for substantially all (and in all events over 80%) of the Acquiring Fund’s Founder’s Shares (the “Shares”), the sole class of shares of beneficial interest ($0.001 par value per share)(the “Exchange”); (2) the Target LP’s distribution of the Founder’s Shares to its general and limited partners (each a “Partner,” collectively the “Partners”) in proportion to the Partners’ Capital Accounts pursuant to the Target LP’s Partnership Agreement (the “Share Distribution”); and (3) the liquidation of the Target LP (the “Liquidation”);

WHEREAS, the parties intend that the Exchange, Share Distribution and Liquidation, collectively, to constitute a “Reorganization”; and

WHEREAS, the Exchange is intended to qualify as a tax-free, non-recognition transaction under section 351 of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.    TRANSFER

The parties agree to take the following steps with respect to the Reorganization:

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target LP agrees to transfer to the Acquiring Fund substantially all of its Assets (as defined in section 1.2) in exchange for that number of the Acquiring Fund’s full and fractional Shares as computed in the manner set forth in section 2.3. Such transaction shall take effect at the close of business on December 31, 2015 (the “Closing”) and be settled as provided for in section 3.1.

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1.2 The Acquiring Fund shall acquire all of Target LP’s assets (the “Assets”), including, without limitation, its ownership interest in investment funds not registered under the Investment Company Act of 1940, as amended (unless redeemed effective December 31, 2015)(each a “Private Fund”), cash, dividends or interest or other receivables owned by the Target LP and any deferred or prepaid expenses shown on the balance sheet of the Target LP prepared as of the Valuation Date (as defined in section 2.1) in accordance with generally accepted accounting principles (“GAAP”) applied consistently with the Target LP’s most recent audited balance sheet dated December 31, 2014, except for cash and cash equivalents retained by the Target LP in an amount estimated by it to be sufficient to discharge in full all its liabilities, including withdrawals by its limited partners immediately prior to the Exchange, the expenses of its liquidation (the “Expense Reserve”) and any assets which the Acquiring Fund is not permitted to acquire by law or pursuant to its investment objectives (the “Retained Assets”). Any assets of the Target LP that remain after paying or providing for the payment of all its liabilities shall be distributed by the Target LP or its agents to its Partners of record as of the Valuation Date (as defined in Section 2.1) pursuant to Section ____ of the Target LP’s Partnership Agreement (as defined in section 4.1(a)) in the form of additional shares of the Acquiring Fund.

1.3 The assets transferred by the Target LP to the Acquiring Fund shall include the right to receive any interest or dividends received by the Target LP after the Closing with respect to securities transferred to the Acquiring Fund hereunder and Target LP will pay or cause to be paid to the Acquiring Fund any such interest or dividends received. The transfer of any such distributions, rights, stock dividends or other securities received by the Target LP after the Closing as distributions on or with respect to the securities transferred shall be deemed included in the Assets and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” prior to the Valuation Date. Notwithstanding the foregoing, the Acquiring Fund shall not be entitled to receive any interest or dividends or other distributions on securities not transferred to the Acquiring Fund hereunder.

1.4  On the Asset Value Calculation Date (as defined in Section 2.1), each Partner of record of the Target LP on the Valuation Date (the “Participating Partners”) shall receive a distribution, pro rata in the proportion that each Participating Partner’s Capital Account (as defined in the Target LP’s organizational documents) bears to the aggregate Capital Accounts of all Partners, the Shares received by the Target LP pursuant to section 1.1. Such distribution (the “Distribution”) will be accomplished by the transfer of the Shares then credited to the account of the Target LP on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Participating Partners. The aggregate net asset value of Shares to be so credited to the Participating Partners shall be equal to the aggregate net asset value at the Valuation Date of the Assets of the Target LP, which shall be transferred to the Acquiring Fund pursuant to section 1.1. The Assets of the Target LP and the Shares will be valued pursuant to the Acquiring Fund’s Valuation Procedures which are attached to this Agreement as Appendix A. The Acquiring Fund will not issue certificates representing Shares of the Acquiring Fund in connection with the Exchange.

1.5 Ownership of Shares of the Acquiring Fund will be shown on the books of the Acquiring Fund and will be issued to the Participating Partners in the manner described in the Acquiring Fund’s then-current prospectus.

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1.6 The General Partner will wind up and liquidate the Target LP after the completion of the Distribution including, without limitation, the true-up of the valuation of the Assets pursuant to the Acquiring Fund’s Valuation Procedures. As soon as is reasonably practicable after completion of the Distribution, but not until payment by the Target LP of all the Target LP’s liabilities, the Target LP shall be completely liquidated and a Certificate of Cancellation shall be filed with the State of Delaware. The Target LP shall not conduct any business on and after the Closing Date except in connection with its dissolution, liquidation, and termination.

1.7 Any reporting responsibility of the Target LP including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, any federal, state or local tax authorities, or any other relevant regulatory authority, is and shall remain the responsibility of the Target LP.

1.8 All books and records of the Target LP shall be available to its corresponding Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. All such books and records shall be available to the Target LP thereafter until the Target LP is completely liquidated and has filed its Certificate of Cancellation with the State of Delaware.

1.9 The Acquiring Fund shall not be obligated to assume any liabilities (absolute or contingent) of the Target LP other than liabilities related to the purchase of securities on behalf of the Target LP.

2.    VALUATION

The Acquiring Fund and the Target LP shall value assets and liabilities as follows:

2.1 The value of the Assets, of the Expense Reserve, and of the Retained Assets of the Target LP shall be computed effective as of the close of business on December 31, 2015 and after the payment of any distributions (including distributions for redemption of the partnership interests (“Partnership Interests”) to Partners that elect such treatment) or other amounts by the Target LP (such time and date, the “Valuation Date”) pursuant to the Acquired Fund’s Valuation Procedures.  The Target LP shall calculate and provide to the Acquiring Fund the value of the Assets, of the Expense Reserve, and of the Retained Assets promptly upon receipt of net asset value information from the Private Funds but no later than 45 days subsequent to the Valuation Date (the “Asset Value Calculation Date”).

2.2 The net asset value of a Share shall be determined as of the Valuation Date by the Acquiring Fund in the manner described in the Acquiring Fund’s Valuation Procedures and described in its then-current prospectus.

2.3 The number of the Shares to be issued (including fractional Shares, if any) in exchange for the Assets of the Target LP shall be determined by dividing the value of the Assets, determined pursuant to section 2.1, by the Net Asset Value of one Share.  The number of Shares to be issued to the Target LP in exchange for the Assets shall be calculated effective as of the Valuation Date, pursuant to the Acquiring Fund’s Valuation Procedures.

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2.4 In the event that immediately prior to the Valuation Date (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Private Funds shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the General Partner, or the board of trustees of the Acquiring Fund, or both, accurate appraisal of the value of the net assets of the Target LP is impracticable, the Valuation Date shall be postponed until the last business day of the next calendar month after the day when trading shall have been fully resumed and reporting shall have been restored.

3.    CLOSING AND CLOSING DATE

The Acquiring Fund and Target LP agree to a Reorganization and shall conduct the Closing of the Reorganization as follows:

3.1 The Closing of the Reorganization shall take place at the Closing or such later date at the parties shall agree in writing.  All acts taking place at the Closing shall be deemed to take effect such that the Acquiring Fund commences operations on January 4, 2016 and the Target LP begins liquidation at the close of business on the Valuation Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Target LP or at such other place and time as the parties shall mutually agree.

3.2 The Target LP shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets, a schedule of Retained Assets, and a schedule of assets in the Expense Reserve (the “Schedules”).  The Target LP shall provide updated Schedules inclusive of the value of the Assets, Retained Assets, and assets in the Expense Reserve on the Asset Value Calculation Date.

3.3 The General Partner shall deliver, or cause to be delivered, on the Closing Date a certificate of an authorized person stating that (i) the Assets, excluding any reserves described in Section 1.2 herein, have been delivered (or have been initiated, but not settled) in proper form to UMB Bank, N.A. (the “Custodian”), custodian for the Acquiring Fund, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The cash to be transferred by the Target LP shall be delivered by wire transfer of Federal Funds on the Valuation Date.

3.4 The Target LP shall deliver at the Closing a certificate executed by the General Partner stating that the Target LP’s records contain the names and addresses of the Participating Partners and the percentage ownership to 2 decimal places that each partner’s Capital Account bears to the Capital Accounts of all participating partners as of the Valuation Date. The Acquiring Fund shall issue and deliver a confirmation evidencing the number of Shares issued on the Asset Valuation Date to the Target LP or provide, on the Valuation Date, evidence satisfactory to the General Partner that such Shares of the Acquiring Fund have been credited to the Target LP’s account on the books of the Acquiring Fund as of the Closing Date. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

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4.    REPRESENTATIONS AND WARRANTIES

With respect to the Reorganization:

4.1 The General Partner and the Target LP severally, not jointly, represent and warrant to the Acquiring Fund as of the date of this Agreement, the Valuation Date and as of Closing, unless otherwise stated below, that:

(a) The Target LP is a limited partnership duly organized and validly existing under the laws of the State of Delaware and has the power under its Amended and Restated Limited Partnership Agreement (the “Partnership Agreement”) to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) ABS Investment Management LLC is the general partner of the Target LP;

(c) The General Partner has approved this Agreement and the transactions contemplated by it hereunder, including the Exchange, and the subsequent dissolution, winding up and liquidation of the Target LP;

(d) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target LP of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended, (the “1933 Act”), the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the Investment Company of 1940, as amended (the “1940 Act”), or state securities laws;

(e) The Target LP is not, and the execution, delivery and performance of this Agreement by the Target LP will not result, in violation of the laws of the State of Delaware, or of the Partnership Agreement, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target LP is a party or by which it is bound; and the execution, delivery and performance of this Agreement by the General Partner and the Target LP will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target LP is a party or by which it is bound;

(f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the General Partner’s or the Target LP’s knowledge threatened against the General Partner, the Target LP, or any properties or assets held by the Target LP. Neither the General Partner nor the Target LP knows of any facts which it reasonably believes are likely to form the basis for the institution of such proceedings which would materially and adversely affect their respective businesses and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

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(g) There are no contracts outstanding to which the Target LP is a party, other than those that have been disclosed to the Acquiring Fund on Schedule 1 to this Agreement;

(h) The Statement of Assets and Liabilities of the Target LP for the fiscal year ended December 31, 2014 have been audited by McGladrey LLP, independent certified public accountants in accordance with GAAP consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Target LP as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target LP required to be reflected on the balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since December 31, 2014, there has not been any material adverse change in the Target LP’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business. For purposes of this subsection, a decline in net value of an interest in the Target LP due to declines in market values of securities in the Target LP’s portfolio, the discharge of the Target LP’s liabilities, or the partial or complete withdrawal of a Partner shall not constitute a material adverse change;

(j) All federal and other tax returns and reports of the Target LP required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target LP’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) The Partnership Interests, as they appear on the Partnership’s books as of the Valuation Date, (i) are, and on the Closing Date will be, duly authorized, duly and validly issued and fully paid; and (ii) will be held as of the Valuation Date by the persons and in the amounts set forth in the records of the Target LP, as provided in section 3.4. The Target LP does not have outstanding any options, warrants or other rights to subscribe for or to purchase any Partnership Interests nor is there outstanding any security convertible into any Partnership Interests;

(l) At the Valuation Date, the Target LP will have good and marketable title to the Assets, which are to be transferred to the Acquiring Fund pursuant to section 1.1, and full right, power, and authority to sell, assign, transfer and deliver the Assets hereunder free of any liens, encumbrances, security interests, or other transfer restrictions except those liens, encumbrances, security interests, or other transfer restrictions disclosed on Schedule 2 to this Agreement or those liens, encumbrances, security interests, or other transfer restrictions created by the Acquiring Fund, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions disclosed on Schedule 2 and except for restrictions created under applicable state and federal law;
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(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to its execution by General Partner, individually and on behalf of the Target LP, by all necessary action on the part of the General Partner, subject to appropriate amendment of the Target LP’s Partnership Agreement and the written consent, pursuant to such Partnership Agreement as amended by the limited partners holding at least a majority of the Percentage Interests (as defined in the Target LP’s Partnership Agreement), this Agreement will constitute a valid and binding obligation of the Target LP, enforceable pursuant to its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;;

(n) The information to be furnished by the Target LP or the General Partner to the Acquiring Fund for use in the Registration Statement (as defined in section 5.6), shall be true, accurate and complete in all material respects and shall not omit to state any material fact necessary in order to make the information not misleading based on the knowledge of the Target LP and General Partner after reasonable due inquiry;

(o) The Registration Statement, as it relates to the Target LP or the General Partner will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading based on the knowledge of the General Partner and the Target LP after reasonable due inquiry.

(p) The Assets of the Target LP will satisfy the 50-percent and 25-percent tests of Code sections 851(b)(3)(A) and 851(b)(3)(B) at the time of the Exchange.

4.2 The Acquiring Fund represents and warrants to the General Partner and the Target LP, as of the date of this Agreement, the Valuation Date and Closing, unless otherwise stated below, that:

(a) The Acquiring Fund is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) As of the Valuation Date and the Closing, the Acquiring Fund will be registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration will be in full force and effect as of those dates;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and such as may be required by state securities laws;

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(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Delaware, or of the Acquiring Fund’s Declaration of Trust or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound; and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund, or any properties or assets held by the Acquiring Fund. The Acquiring Fund does not know of any facts which it reasonably believes are likely to form the basis for the institution of such proceedings which would materially and adversely affect their respective businesses and neither is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) All federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(g) The Acquiring Fund does not have outstanding any options, warrants, preemptive rights, or other rights to subscribe for or purchase any shares of the Acquiring Fund nor is there outstanding any security convertible into any shares of the Acquiring Fund;

(h) The Shares of the Acquiring Fund to be issued and delivered to the Target LP pursuant to the terms of this Agreement, and all other issued and outstanding shares of the Acquiring Fund, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding shares of the Acquiring Fund, and will be fully paid and non-assessable;

(i) At the Valuation Date, the Acquiring Fund will have good and marketable title to the Assets, free of any liens, encumbrances, security interests, or other transfer restrictions, except those liens, encumbrances, security interests, or other transfer restrictions reflected in Schedule 2 to this Agreement;

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to Acquired Fund’s execution thereof by all necessary action, if any, on the part of the trustees of the Acquiring Fund and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable pursuant to its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

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(k) The information to be furnished by the Acquiring Fund for use in the Registration Statement, shall be true, accurate and complete in all material respects, shall comply in all material respects with federal securities and other laws and regulations applicable thereto, and shall not omit to state any material fact necessary in order to make the information not misleading based on the knowledge of the Acquiring Fund after reasonable due inquiry;

(l) The Registration Statement will, as it relates to the Acquiring Fund on effective date of the Registration Statement and on the Closing Date: (i) conform in all material respects to applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations of the Commission thereunder; (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading based on the knowledge of the Acquiring Fund after reasonable due inquiry; provided, however, the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reasonable reliance upon and in conformity with information that was furnished or should have been furnished by the Target LP or the General Partner for use therein; and

(m) For its first taxable year, which includes the date of the Exchange, the Acquiring Fund will elect and qualify to be treated as a “regulated investment company” under subchapter M of the Code as in effect on the date of the Exchange and the Acquiring Fund intends, for that taxable year, to compute its federal income tax under Code section 852. If subchapter M is materially amended after the date of the Exchange, the Acquiring Fund will use its best efforts to qualify as a regulated investment company under subchapter M, as amended.

5.    COVENANTS OF THE ACQUIRING FUND AND THE TARGET LP

With respect to the Reorganization:

5.1 The General Partner and the Target LP covenant to operate the Target LP’s business in the ordinary course between the date hereof and the Closing Date, it being understood that; (i) such ordinary course of business will include such changes as are contemplated by the Target LP’s normal operations and preparing for its dissolution, liquidation, and termination; and (ii) notwithstanding the foregoing, the Target LP shall retain exclusive control of the composition of its Assets until the Valuation Date.

5.2 The General Partner and the Target LP covenant that upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Target LP’s books and records necessary to maintain current knowledge of the Target LP and to ensure that the representations and warranties made by the Target LP are accurate. The Acquiring Fund and its agents and representatives agree to keep any information provided by the General Partner or Target LP confidential and not to disclose the information prior to Closing.

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5.3 The General Partner and the Target LP covenant that Shares to be issued hereunder are not being acquired by the Target LP for the purpose of making any distribution thereof other than pursuant to the terms of this Agreement.

5.4 The General Partner and the Target LP covenant that they will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Partnership Interests.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund, the General Partner, and the Target LP each covenant that it will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Fund covenants to prepare its Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations promulgated thereunder by the Commission, in connection with the consideration by the Partners of the transactions contemplated herein. The Acquiring Fund covenants to file the Registration Statement with the Commission. The General Partner and the Target LP covenant to provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act, and the 1940 Act.

5.7 The General Partner and the Target LP covenant that they will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.8 The General Partner and the Target LP covenant to use all reasonable efforts to obtain approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and such of the state securities laws and the laws of the State of Delaware, as it deems appropriate to consummate the transactions contemplated herein,which approvals include the written consent of the Limited Partners holding at least a majority of the Percentage Interests in the Target LP, as specified in the Partnership Agreement.

5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and such of the state securities laws, as it deems appropriate to consummate the transactions contemplated herein and to continue its operations after the Valuation Date as a regulated investment company under the Code, including having a registration statement on Form N-2 (the “N-2”) effective at the Valuation Date that covers the continuous public offering of shares of the Acquiring Fund; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

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5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Target LP, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action as the General Partner or the Target LP may reasonably deem necessary or desirable in order to vest and confirm to the Target LP title to and possession of all Acquiring Fund shares to be transferred to the Target LP pursuant to this Agreement.

5.11 The Target LP covenants to make a distribution, pursuant to section 1.4, as of the Closing Date to the Participating Partners of the Target LP consisting of the Shares of the Acquiring Fund to be received no later than as of the Closing Date.

5.12 The Acquiring Fund, the General Partner and the Target LP each covenant that it shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13 Before the Valuation Date, the Acquiring Fund covenants to issue shares to ABS Investment Management LLC (the “Sponsor”) in exchange for $100,000 in seed money at a price per share of $100 (the “Initial Shares”). The Acquiring Fund shall not have any other issued and outstanding shares as of the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET LP

With respect the Reorganization, the obligations of the Target LP to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of its obligations hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Valuation Date and the Closing Date, with the same force and effect as if made on and as of the Valuation and Closing Dates; and based on the knowledge of the Target LP and the General Partner after reasonable inquiry, there shall be no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Target LP, the Acquiring Fund or their advisers, directors, trustees or officers arising out of this Agreement.

6.2 The Acquiring Fund shall have delivered to the Target LP on the Closing Date a certificate executed in its name by the President of the Acquiring Fund, in a form reasonably satisfactory to the Target LP and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement were materially true, and are materially true on and as of the Valuation and Closing Dates, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target LP shall reasonably request.

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6.3 The Target LP shall have received on the Closing Date an opinion of Bernstein Shur, counsel to the Acquiring Fund, in a form reasonably satisfactory to the Target LP, to the effect that: (i) the Acquiring Fund has been duly formed and is a validly existing Delaware business trust in good standing; (ii) the Acquiring Fund has the power to carry on its business as presently conducted pursuant to the description thereof in the Acquiring Fund’s registration statement under the 1940 Act; (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable pursuant to its terms,  subject to bankruptcy,  insolvency,  fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles; (iv) the execution and delivery of this Agreement did not, and the exchange of substantially all of the Target LP’s assets for shares of the Acquiring Fund pursuant to this Agreement will not, violate the Acquiring Fund’s Declaration of Trust, as amended; (v) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Delaware for the exchange of substantially all of the Target LP’s assets for shares of the Acquiring Fund pursuant to this Agreement have been obtained or made; (vi) the Registration Statement (except as to the financial statements and schedules contained therein) complies as to form in all material respects with the requirements of the 1933 Act and the 1934 Act, and with the rules and regulations of the Commission thereunder; and (vii) the Registration Statement (except as to the financial statements and schedules contained therein), as to the Acquiring Fund, to the knowledge of counsel based upon representations made by the Acquiring Fund or obtained in the due course of counsel’s engagement,  and without having made an independent investigation thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date; and

6.5 Before the Closing, the Acquiring Fund shall have issued to the Sponsor or an affiliate thereof, the Initial Shares and Sponsor or its affiliate, as the sole shareholder in the Acquiring Fund, shall have approved the Investment Advisory Agreement between the Acquiring Fund and the Adviser to become effective immediately following the Closing and the appointment of each of the Acquired Fund’s trustees.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

With respect to the Reorganization, the obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target LP of its obligations hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

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7.1 All representations and warranties of the General Partner, with respect to the Target LP, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Valuation and Closing Dates, with the same force and effect as if made on and as of the Valuation and Closing Dates; and there shall be no pending or threatened litigation brought by any person (other than the Target LP or any of its affiliates) against the Target LP, or the Acquiring Fund, its advisers, directors, trustees or officers, arising out of this Agreement;

7.2 The Target LP shall have delivered to the Acquiring Fund a statement of the Target LP’s assets and liabilities as of the Valuation Date, certified by the General Partner, including a list of securities owned by the Target LP with their respective tax costs consistent with the requirements set forth in Section 3.2.

7.3 The Target LP shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its General Partner, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the General Partner with respect to the Target LP made in this Agreement are materially true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4 The Acquiring Fund shall have received on the Closing Date an opinion of counsel of the Target LP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that: (i) the Target LP has been duly formed and is a validly existing Delaware limited partnership; (ii) the Target LP has the power to carry on its business as presently conducted pursuant to the description thereof in the Partnership Agreement; (iii) the Agreement has been duly authorized, executed and delivered by the General Partner, on behalf of the Target LP, and constitutes a valid and legally binding obligation of the Target LP, enforceable pursuant to its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles; (iv) the execution and delivery of the Agreement did not, and the exchange of substantially all of the Target LP’s Assets for Shares of the Acquiring Fund pursuant to the Agreement will not, violate the Partnership Agreement; and (v) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Target LP under the federal laws of the United States or the laws of the state of Maryland for the exchange of substantially all of the Target LP’s Assets for Shares of the Acquiring Fund pursuant to this Agreement have been obtained or made.

7.5 The Target LP shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target LP on or before the Closing Date.

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8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET LP

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Reorganization, the Acquiring Fund or Target LP, where applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to that Reorganization:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the written consent of the General Partner and the Limited Partners of the Target LP holding at least a majority of the Percentage Interests (as such term is defined in the Target LP’s Amended and Restated Partnership Agreement) and shall be permitted pursuant to, and have received any consent necessary under, the applicable laws of the state of Delaware, and applicable federal securities laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target LP may waive the condition set forth in this section 8.1;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to either party’s knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target LP to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target LP, provided that either party hereto may for itself waive any of such conditions;

8.4 Each of the N-2 and the Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5 The parties shall have received an opinion of Bernstein Shur addressed to the Target LP and Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations,  the Exchange contemplated by this Agreement constitutes a tax free exchange for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Bernstein Shur of representations it shall request of the Target LP and of the Acquiring Fund.

9.    INDEMNIFICATION

With respect to the Reorganization:

9.1 The Acquiring Fund agrees to indemnify and hold harmless the Target LP, each of the Partners, and the Target LP’s employees, from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable court costs, but excluding any indirect, consequential, or special damages) to which the Target LP or any of its Partners or employees may become subject, insofar as any such loss, claim, damage, liability, or expense arises out of or is based on (i) any breach or misrepresentation by the Acquiring Fund of any of its representations,  warranties, covenants or agreements set forth in this Agreement; or (ii) the negligent or reckless acts or omissions or willful misfeasance of the Acquiring Fund in connection with this Agreement.

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9.2 The General Partner and the Target LP severally, not jointly, agree to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s trustees, officers or employees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable court costs, but excluding any indirect, consequential, or special damages) to which the Acquiring Fund or any of its trustees, officers, shareholders or employees may become subject, insofar as any such loss, claim, damage, liability, or expense arises out of or is based on: (i) any breach by the General Partner or the Target LP of any of their representations, warranties, covenants or agreements set forth in this Agreement; or (ii) the negligent or reckless acts or omissions or willful misfeasance of the General Partner and the Target LP in connection with this Agreement.

10.   FEES AND EXPENSES

10.1 Each of the Acquiring Fund and the General Partner represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2 Each party will pay its own expenses incurred in connection with the Reorganization.

11.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Fund, the General Partner and the Target LP agree that no party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties.

11.2 Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive indefinitely and the obligations of each of the Acquiring Fund, the General Partner and the Target LP in Sections 9.1 and 9.2 shall survive the Closing for three years thereafter.

12.   TERMINATION

This Agreement may be terminated and the transactions contemplated herein may be abandoned, with respect to a Reorganization, by a party to that Reorganization by: (i) mutual agreement of the parties; or (ii) by a party if the Closing shall not occur by February 15, 2016, unless such date is extended by mutual agreement of the parties; or (iii) by a party if another party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void with respect to the Reorganization and there shall be no liability hereunder on the part of any party or their respective trustees, or officers, as the case may be, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

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13.   WAIVER

Except as otherwise expressly provided herein, at any time prior to the Closing Date, any party may (i) extend the time for the performance of the obligations or other acts of the other; (ii) waive any inaccuracy in the representations of the other; and (iii) waive compliance by the other with any of the agreements or conditions set forth herein. Any such extension or waiver must be in writing.

14.   AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following approval by the Limited Partners of the Target LP pursuant to section 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Shares of the Acquiring Fund to be issued to the Participating Partners of that Target LP under this Agreement to the detriment of those Participating Partners without their further approval.

15.   NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement (a “Notice”) shall be in writing and may be delivered to the parties by hand, Federal Express or similar express courier, facsimile, prepaid registered mail, certified mail, return receipt requested. Any notice, report, statement or demand delivered by hand, facsimile, or Federal Express or similar express courier shall be deemed duly given on the date delivered. Any notice, report, statement or demand delivered by mail in a manner described above shall be deemed duly given on the third day after being mailed.

Any Notice to the Target LP shall be to 537 Steamboat Road, Greenwich CT 06830 Any Notice to the Acquiring Fund shall be sent to 235 West Galena Street, Milwaukee, Wisconsin 53212, Attention: Secretary.

Any Notice to the Target LP or Acquiring Fund may also be sent to any other address that the Target LP or the Acquiring Fund shall have last designated by duly given notice to the other parties to the Agreement.

16.   HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Any reference to a section or article herein shall reference shall reference the sections and articles of this Agreement unless another agreement or document is specifically referenced.

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16.2 This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

16.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Limited Partners of the Target LP and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of state of Delaware, without regard to its principles of conflicts of laws.

16.5 The trustees and the shareholders of the Acquiring Fund shall not be liable for any obligations of the Acquiring Fund under this Agreement, and the General Partner and the Target LP agree that, in asserting any rights or claims against the Acquiring Fund under this Agreement, they shall look only to the assets and property of the Acquiring Fund in prosecution or settlement of any such rights or claims, and not to the trustees of the Acquiring Fund or the shareholders of the Acquiring Fund.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and attested on its behalf by its duly authorized representatives, all as of the ___ day of _________________, 2015.

ABS Global Equity Long/Short RIC

By:
Name:
Title:

ABS 3(C)(1) LP
By: General Partner, ABS Investment Management LLC

By:
Name:
Title:

ABS Investment Management LLC, as General Partner of
ABS 3(C)(1) LP

By:
Name:
Title:

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STATEMENT OF ADDITIONAL INFORMATION

ABS GLOBAL EQUITY LONG/SHORT RIC

OCTOBER __, 2015

This Statement of Additional Information (‘SAI”) supplements the Proxy Statement/Prospectus dated October __, 2015 relating to ABS Investment Management LLC’s (“ABS”) proposed conversion of ABS (3)(C)(1) LP (the “Partnership”) into the ABS Global Equity Long/Short RIC (the “Fund”), a newly created closed-end management investment company registered under the Investment Company Act of 1940, as amended.  ABS intends to accomplish the conversion by:

●	Transferring substantially all of the assets of the Partnership to the Fund in exchange for shares of the only class of the Fund, Founder’s Shares (the “Shares”) (an “Exchange”);
●	Dissolving the Partnership and distributing the Shares to the Partnership’s limited partners (the “Limited Partners”) in proportion to the Limited Partners’ positive capital accounts (a “Share Distribution”); and
●	Liquidating the Partnership (a “Liquidation”)

The “Conversion” of the Partnership consists of the Exchange, the Share Distribution and the Liquidation.

To accomplish the Conversion, ABS is soliciting the written consent of the Partnership’s limited partners (the “Limited Partnership”) on two proposals (the “Proposals”).

PROPOSAL 1

To amend the Partnership’s current Amended and Restated Limited Partnership Agreement to:

●	expressly authorize ABS, subject to Limited Partner approval, to effect the transactions comprising the Conversion; and
●	permit dissenting Limited Partners to redeem their Partnership interests prior to Conversion if they do not wish to participate in the Conversion.

PROPOSAL 2

To approve the Conversion of the Partnership pursuant to its Partnership Agreement as amended by Proposal 1.

Each Proposal requires the approval of: (1) ABS; and (2) the Limited Partners who own more than fifty percent (50%) of the then current percentage or other interest in the profits of the Partnership owned by all of the Limited Partners.

This SAI is not a Prospectus.  The Proxy Statement/Prospectus dated October __, 2015, relating to the Conversion may be obtained without charge by writing UMB Fund Services, Inc., _________________________ or by calling (XXX) XXX-XXXX or  (XXX) XXX-XXXX.  This SAI relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.  Please retain this SAI for future reference.

INTRODUCTION

This SAI includes additional information about the Fund.  Audited financial statements for the Partnership for its December 31, 2014 and December 31, 2013 fiscal year-ends and the reports thereon by ________, independent auditors, are included as Exhibit A hereto. Pro forma financial statements are not presented as the Partnership is being combined with the Fund which has not commenced operations and does not have material assets or liabilities.

ADDITIONAL INFORMATION ABOUT THE FUND

THE FUND

The Fund is a Delaware statutory trust (the “Fund”).  On June 24, 2015, the Fund filed a Certificate of Trust with the Secretary of State of the State of Delaware to create the Fund.  Effective ________, 2015 2015, the Fund became registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Currently, shares of the Fund’s initial class (the “Founders’ Shares”) are available for sale to Eligible Investors as that term is defined in the Prospectus. The Fund does not offer any other classes of shares of beneficial interest.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the ABS (3)(C)(1) LP (the “Predecessor Fund”), will be reorganized with and into the Fund.  The Predecessor Fund maintains an investment objective and investment policies that are, in all material respects, equivalent to those of the Fund.  The Fund and the Predecessor Fund share the same investment adviser, ABS Investment Management LLC (the “Adviser”) and portfolio managers. The Predecessor Fund’s audited financial statements for the fiscal periods ended December 31, 2014 and December 31, 2013 are included in Exhibit A.  An unaudited Schedule of Investments as of July 1, 2015 is included as Exhibit B.

Currently, the Fund does not issue shares of beneficial interest other than the Founders’ Shares.

INVESTMENT POLICIES AND PRACTICES

The Fund operates as a “fund of hedge funds” and under normal circumstances invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) pursuant to equity long/short strategies through investments in private investment vehicles or “hedge funds” (“Portfolio Funds”).  The Portfolio Funds are not registered under the 1940 Act and the Fund principally invests in Portfolio Funds organized outside of the U.S.

Unless otherwise specified, percentage limitations on investments set forth in the Prospectus and this SAI will be applied at the time of investment. Therefore, these percentages could be exceeded due to a decline in the Founders’ Shares’ net asset value (“NAV”) due to fluctuations in the value of the Fund’s portfolio securities and the liquidation of portfolio securities to fulfill repurchase requests (which the Fund’s Board of Trustees (the “Board”) has, in its sole discretion, authorized) or to pay expenses.

Except for the Fund’s fundamental policies listed below, no other policy of the Fund, including its investment objective, is a fundamental policy of the Fund and may be changed by the Board without the vote of the Fund’s shareholders.  Shareholders will be provided notice of any such change prior to, or in connection with, the Fund’s next tender offer.

1

Unless otherwise specified in the Prospectus or this SAI, in applying the investment restrictions and other policies of the Fund set forth in the Prospectus and this SAI, the Fund will not “look through” to the investments and trading activities of the Portfolio Funds, which may not be managed in accordance with the Fund’s investment policies and restrictions.

(1)          Fundamental Policies

The Fund’s fundamental policies, listed below, may not be changed without the vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act.  Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at a meeting of shareholders, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

The Fund:

(i)	May borrow money or issue any senior security, to the extent permitted under the 1940 Act, and, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(ii)	May not invest more than 25% of the value of its total assets in the securities of a single industry other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry. For purposes of this investment restriction, the Portfolio Funds are not considered part of any industry and the Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

(iii)	May not act as underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter under the federal securities laws when disposing securities it owns or when selling its own shares.

(iv)	May not purchase or sell real estate, except that, to the extent permitted by applicable law the Fund may: (a) invest in securities (i) directly or indirectly secured by real estate or interests therein; (ii) of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies; or (iii) issued by Portfolio Funds that invest in real estate or interests therein; and (b) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such other assets.

(v)	May not make loans to other persons, except that the acquisition of debt and other credit securities of all types or any similar instruments shall not be deemed to be the making of a loan. And except further that the Fund may lend its portfolio securities and enter into repurchase agreements, dollar rolls and similar transactions consistent with applicable law.

(vi)	May not purchase or sell physical commodities and commodity contracts, except that the Fund may: (a) enter into futures contracts and options thereon in accordance with applicable law; and (b) purchase and sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency, and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy. For purposes of this investment restriction, the Fund will not be prohibited from investing in Portfolio Funds which, in turn, invest, in commodities and commodity contracts.

2

Under the current provisions of the 1940 Act, the Fund may not: (1) issue a class of senior securities that is indebtedness in excess of 33 1/3% of the value of the Fund’s total assets; and (2) issue a class of senior securities that is stock in excess of 50% of the value of the Fund’s total assets.

(2)          Portfolio Funds and Other Investments

As described in the Prospectus, the Fund’s investment objective is to seek capital appreciation over a full market cycle while maintaining a lower level of volatility when compared to the global equity markets.

To achieve its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) pursuant to equity long/short strategies through investments in private investment vehicles or “hedge funds” (“Portfolio Funds”).  The Fund cannot guarantee that it will achieve its investment objective or that the portfolio design and risk control strategies will be successful.

Additional information regarding the types of securities and financial instruments in which the Fund and the Portfolio Funds may invest are set forth below.

(i)          Equity Securities

A Portfolio Fund may invest in equity securities including common stocks, preferred stocks and convertible securities and warrants of U.S. and foreign issuers including equity securities of smaller companies.  The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations may be pronounced.

Common Stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Common stockholders are not creditors of the company, but rather, upon liquidation of the company are entitled to their pro rata share of the company’s assets after creditors and, if applicable, preferred stockholders are paid.  Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock.  Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated.  Preferred stock, however, is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

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Convertible Securities.  Convertible securities are fixed income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period of time at a specified price or formula. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers, but lower than the yield of non-convertible debt.  Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable non-convertible securities.  By investing in convertible securities, the investor obtains the right to benefit from the capital appreciation potential in the underlying common stock upon the exercise of the conversion right, while earning higher current income than could be available if the stock was purchased directly.  In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted).

The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, a convertible security’s conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock.

Because convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. Also, while convertible securities generally have higher yields than common stock, they have lower yields than comparable non-convertible securities and are subject to less fluctuation in value than underlying stock since they have fixed income characteristics.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Smaller Capitalization Companies.  To the extent that a Portfolio Fund invests in the equity securities of smaller companies, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors make smaller companies more likely to fail than companies with larger market capitalizations.

(ii)          Fixed Income Securities

A Portfolio Fund may invest in fixed income securities of U.S. and foreign issuers including bonds, notes and debentures issued by U.S. and foreign corporations and governments, municipal securities, mortgage-related securities, asset-backed securities, zero-coupon securities and financial institution obligations.

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Fixed income investors are subject to credit risk and interest rate risk.  Generally, when interest rates decline, the value of fixed rate securities rise and when interest rates rise, the value of fixed rate securities decline.  While changes in interest rates can cause the value of floating rate securities to fluctuate since the rates of these securities are adjusted periodically, the value of such securities are not as sensitive to interest rate fluctuations as are fixed rate securities.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, a Portfolio Fund’s investment in fixed income securities is subject to risk even if all such fixed income securities are paid in full at maturity.

A Portfolio Fund may invest in both investment grade and non-investment grade fixed income securities.  Investment grade fixed income securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by a Rating Agency, have been determined by the Portfolio Fund’s investment manager (an “Investment Manager”) to be of comparable quality.  Non-investment grade fixed income securities, including certain convertible debt securities, are considered by Rating Agencies to be predominantly speculative with respect to their issuer’s capacity to pay interest and/or repay principal. Non-investment grade securities in the lowest rating categories may be subject to a substantial risk of default or may be in default. Issuers of non-investment grade securities are generally more susceptible to adverse changes in the economic and business environment than issuers of investment grade securities.  Adverse publicity and negative investor perception of lower-rated securities, based on the issuer’s fundamentals or otherwise, may cause the values or liquidity of such securities to decrease.  In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Corporate Debt Obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Companies issue commercial paper (short-term unsecured promissory notes) to finance their current obligations.  Commercial paper normally has a maturity of less than 9 months.

Government Securities.  U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by: (1) the full faith and credit of the United States (i.e., mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); (2) the right of the issuer to borrow from the U.S. Treasury (i.e., Federal Home Loan Bank securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Fannie Mae securities); or (4) solely by the creditworthiness of the issuer (i.e., Federal Home Loan Mortgage Corporation securities).  Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment.  There is no assurance that the U.S. Government will support securities not backed by its full faith and credit.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

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A Portfolio Fund may invest in fixed income securities issued by the governments of foreign countries or by those countries’ political subdivisions, agencies or instrumentalities as well as by supranational organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank.

Municipal Securities.  The states, territories and possessions of the U.S., their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, or sanitation districts) issue municipal securities.  In addition, municipal securities include securities issued  by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities.  Municipal securities are generally classified as bonds, notes and leases.  Municipal securities may be zero-coupon securities.

General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities or the proceeds of a special excise tax or other specific revenue source but not from the issuer’s general taxing power.  Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient.  Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues.  Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Municipal bonds may also be moral obligation bonds, which are normally issued by special purpose public authorities.  If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year.  They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.  Municipal notes also include longer term issues that are remarketed to investors periodically, usually at one year intervals or less.  Municipal leases generally take the form of a lease or an installment purchase or conditional sale contract.  Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets.  Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without being required to meet the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

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Mortgage-Related Securities.  Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers.  Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans.  The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Portfolio Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types.  Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools.  In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates.  Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other  fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers.  Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security.  Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-related securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional  interests  in, or are secured by and payable from assets such as motor vehicle  installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (e.g., credit card) agreements.  Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties.  Asset-backed securities have structures and characteristics similar to those of mortgage-related securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Zero-Coupon Securities.  Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of a Portfolio Fund (and thus an investor’s) as the income accrues, even though payment has not been received.  The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

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Zero-coupon securities may be securities that have been stripped of their unmatured interest stream.  Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities.  The underwriters of these certificates or receipts generally purchase a U.S.  Government security and deposit the security in an irrevocable  trust or custodial account with a custodian bank, which then issues receipts or  certificates  that evidence  ownership of the  purchased unmatured coupon payments and the final principal payment of the U.S. Government security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government security.  The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations.  Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an investor but may be subject to early withdrawal penalties which could reduce their value.  Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposits to third parties.

A Portfolio Fund that invests in foreign securities may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks.  Each of these instruments is U.S. dollar denominated.

(iii)          Derivatives

A Portfolio Fund may engage in transactions involving derivatives including options, futures and swaps.  Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying assets, reference rate, or index.  A Portfolio Fund may also engage in forward contracts, also derivatives, which are further discussed in “(iv) Foreign Currency Transactions,” below.  A Portfolio Fund may also acquire rights/warrants issued in connection with preferred stock or bonds that it may hold.

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Derivatives may be volatile and involve a variety of types and degrees of risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small derivative position could have a large potential impact on a Portfolio Fund’s performance.  Change in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.  If a Portfolio Fund invests in derivatives at an inopportune time or its Investment Manager judges market conditions or the value of the instruments underlying the securities incorrectly, such an investment may lower the Portfolio Fund’s return or result in a loss. A Portfolio Fund exposed to derivatives may also experience losses if its derivatives are poorly correlated with its other investments, or if the Portfolio Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

Futures.  A Portfolio Fund may enter into futures contracts.  A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make delivery of cash, an underlying security or a currency, as called for in the contract, at a specified date and at an agreed-upon price.  A bond or stock index futures contract involves the delivery of an amount of cash equal to a specified dollar amount times the difference between the bond or stock index value at the close of trading of the contract and the price at which the futures contract is originally struck.

Futures transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly between counterparties.  Exchange traded futures contracts are standardized and the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on exchange traded futures contracts is the creditworthiness of the exchange.  Such futures contracts, however, are still subject to market risk (i.e., exposure to adverse price changes). With respect to over-the-counter and negotiated contracts, a Portfolio Fund will bear the risk that the counterparty will be unable or unwilling to perform its obligations under the contract.

Initially, when purchasing or selling futures contracts, a Portfolio Fund will be required to deposit with its custodian, in the broker’s name, or with the broker directly, an amount of cash or cash equivalents. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to a Portfolio Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Portfolio Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.  Generally, futures contracts are closed out prior to the expiration date of the contracts.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund to substantial losses. If it is not possible, or a Portfolio Fund determines not to close a futures position in anticipation of adverse price movements, the Portfolio Fund will be required to make daily cash payments of variation margin.

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The value of a futures contract tends to increase and decrease consistent with the fluctuation in value of the asset underlying the contract.  Generally, the purchase of a futures contract will increase a Portfolio Fund’s exposure to the volatility of the underlying asset while the value of a futures contract that is sold will perform inversely to the underlying security.

Options.  A Portfolio Fund may purchase call and put options, and may write and sell covered or uncovered call and put options on specific securities, on indices, on currencies or on futures.  Options transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly between counterparties.  Exchange traded options contracts are standardized and the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on exchange traded options contracts is the creditworthiness of the exchange.  Such options contracts, however, are still subject to market risk (i.e., exposure to adverse price changes). With respect to over-the-counter and negotiated contracts, a Portfolio Fund will bear the risk that the counterparty will be unable or unwilling to perform its obligations under the contract.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at the time of, or prior to, the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to a possible loss of the opportunity to realize appreciation in the market price of the underlying security or to a possible loss due to the continued holding of a security that might otherwise have been sold to protect against its price depreciation. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by a Portfolio Fund may not be covered.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Fund would ordinarily effect a similar “closing sale transaction”, which involves liquidating a position by selling the option previously purchased, although the Portfolio Fund could exercise the option should it deem it advantageous to do so.

The successful use of options by a Portfolio Fund will be subject to the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Rights and Warrants.  Warrants are instruments, typically issued with preferred stock or bonds that permit, but do not obligate, the holder to purchase securities at a specified price, usually during a specified period of time.  Rights are similar to warrants but normally have a shorter duration and are offered or distributed to shareholders of a company.  Warrants and rights have no voting rights with respect to securities they entitle the holder to purchase, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for their resale and potential price fluctuations as a result of speculation or other factors.  If the underlying security does not rise above the conversion price of the right or warrant, the right or warrant may expire worthless.  A warrant becomes worthless if it is not exercised within the specified time period.

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Swap Agreements. A Portfolio Fund may enter into swap agreements including credit default, currency rate, equity index, interest rate, and total return swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  Swap agreements are individually negotiated and structured to create exposure to a variety of different types of investments or market factors.  For example, swap agreements may be structured to increase or decrease a Portfolio Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities or inflation rates.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return.

These transactions generally do not involve the delivery of securities or other underlying assets or principal.  Most swap agreements entered into by a Portfolio Fund will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Portfolio Fund’s s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Therefore, the risk of loss with respect to swaps is thus limited to the net amount of payments that a Portfolio Fund is contractually obligated to make. If the counterparty to a swap defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Portfolio Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio Fund’s investments and its share price and yield. Additionally, whether a Portfolio Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Manager’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid.  The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Portfolio Fund. If a swap agreement calls for payments by a Portfolio Fund, the Portfolio Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Portfolio Fund.  A Portfolio Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

●	Interest Rate Swaps. Interest rate swaps involve the agreement by one party to make regular payments equal to a floating rate of interest times a “notional principal amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in return for payments from the counterparty equal to a fixed rate times the same amount, for a specific period of time. Payments may be made in the same or different currencies.

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●	Forms include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

●	Equity Index Swaps. Equity index swaps involve the exchange between parties of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A party may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

●	Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If an Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the Portfolio Fund’s performance will be adversely affected. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

●	Credit Default Swaps. The buyer of a credit default swap makes periodic premium payments to the seller during the swap term in exchange for the seller agreeing to make certain defined payments to the buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. If a Portfolio Fund is a buyer and no credit event occurs, the Portfolio Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, a Portfolio Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the underlying security whose value may have significantly decreased. As a seller, a Portfolio Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio Fund would be subject to investment exposure on the notional amount of the swap. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. Credit default swap agreements may involve greater risks than if a Portfolio Fund had invested in the underlying obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

●	Total Return Swaps. A total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based fixed or floating rate plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

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(iv)          Foreign Currency Transactions

A Portfolio Fund may conduct foreign currency transactions.  Foreign currency transactions include purchasing and selling foreign currencies on a spot (i.e. cash) basis, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency Contracts” and “Foreign Currency Futures Contracts” below), and purchasing and selling options on foreign currencies (see “Foreign Currency Options” below). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (1) a decline in the value of a foreign currency in which a security to be sold is denominated; or (2) an increase in the value of a foreign currency in which a security to be purchased is denominated.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities that a Portfolio Fund owns or intends to purchase or sell. They simply establish a rate of exchange that can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

The cost of currency conversions also may affect a Portfolio Fund’s investment returns.  Although a fee is not charged to convert one currency into another, foreign exchange dealers do profit on the spread between the currencies purchased and sold.  A dealer may agree to sell a foreign currency at one rate and offer a lesser rate of exchange to repurchase the same currency from a Portfolio Fund.

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Forward Foreign Currency Contracts.  A forward foreign currency contract or forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  Forward contracts are considered to be derivatives.

A Portfolio Fund may enter into forward contracts to “lock in” the U.S. dollar value of securities/financial interests it has agreed to buy or sell for the period between the trade date and the settlement date.  A Portfolio Fund may also enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar.  In this case, the forward contract would approximate all or a portion of the securities/financial interests of the Portfolio Fund denominated in that currency.

The precise matching of forward contract amounts and the value of the securities/financial interests involved is generally not possible since the future value of such securities in foreign currencies will change between the date of the contract and the contract’s maturity.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  At the maturity of a forward contract, a Portfolio Fund may either sell portfolio securities/financial interests and make delivery of the foreign currency, or it may retain the portfolio securities/interest and terminate its obligation to deliver the currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the amount of the foreign currency.

Because it is impossible to forecast with absolute precision the market value of portfolio securities/financial interests at the expiration of a forward contract, it may be necessary for a Portfolio Fund to purchase additional currency on the spot market (and bear the expense of such transaction) if the market value of the securities/financial interests is less than the amount of foreign currency the Portfolio Fund is required to deliver and a decision is made to sell the securities/interests and deliver the currency.  Conversely, it may be necessary to sell on the spot market some of the currency realized from the sale of portfolio securities/interests if the market value thereof exceeds the value of currency obligated to be delivered.  If a Portfolio Fund determines to maintain the portfolio securities/interests and enter into an offsetting forward contract to close out its currency delivery obligations, it will incur a gain or loss if there is movement in the forward contract prices.  If an offsetting transaction is taken, a Portfolio Fund will enter into a forward contract to sell the foreign currency.  If forward prices decline between the date of the original forward contract and the offsetting contract, a gain will be realized if the price of currency it has agreed to sell is higher than the price of the currency it has agreed to purchase.  If forward prices increase, a loss will be incurred if the price of the currency agreed to be purchased is higher than the price of the currency agreed to be sold.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

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Foreign Currency Futures Contracts.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on U.S. exchanges.

At the maturity of a currency futures contract, a Portfolio Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

See generally, “Derivatives” and “Derivatives - Futures” above.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (“OTC options”), although options on foreign currencies may also be listed on several exchanges.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, a Portfolio Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Portfolio Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

See generally, “Derivatives” and “Derivatives - Options” above.

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(v)          Foreign Securities

While a Portfolio Fund in which the Fund invests may be organized and principally traded outside of the U.S., interests therein are valued in U.S. dollars.

A Portfolio Fund may invest in securities issued or guaranteed by foreign companies or foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank.  Foreign securities are normally denominated and traded in foreign currencies. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio Fund at one rate, while offering a lesser rate of exchange should the Portfolio Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions” above.

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors’ assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Portfolio Fund’s shareholders; commission rates payable on foreign transactions are generally higher than in the U.S.; foreign accounting, auditing and financial reporting standards differ from those in the U.S. and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S. and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Foreign exchange rates will also affect the value in U.S. dollars of all foreign currency-denominated securities held by a Portfolio Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Portfolio Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Portfolio Fund’s income has been earned and computed in U.S. dollars may require the Portfolio Fund to liquidate  portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Portfolio Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

A Portfolio Fund may purchase foreign bank obligations.  In addition to the risks described above that are generally applicable to foreign investments, the investments that a Portfolio Fund may make in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions  applicable to the payment of certificates of deposit or time deposits that may affect  adversely the payment of principal and interest on the securities held by the Portfolio Fund.

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Depositary Receipts.  American Depositary Receipts (“ADRs”) are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary) although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

(vi)          Illiquid Securities

A Portfolio Fund may invest in illiquid investments.  Illiquid investments are investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio Fund has valued the investment and include, among other instruments, repurchase agreements not entitling the Portfolio Fund to payment of principal within seven days.  Illiquid securities include restricted securities.  Restricted securities are any securities which are subject to restriction on resale under federal securities law.  Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Portfolio Fund.

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Illiquid investments may be more difficult to value than liquid investments.  The valuation of illiquid investments involves estimates, uncertainties and judgments, and if such valuations are inaccurate or delayed, the NAV of a Portfolio Fund, and consequently the Fund, may be overstated or understated.   The sale of illiquid investments generally may require more time and may result in higher selling expenses than the sale of liquid investments.  A Portfolio Fund might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying liquidation requests.

The Fund’s investments in the Portfolio Funds are themselves illiquid and are subject to substantial restrictions on transfer.  Moreover, the Fund will typically only be able to liquidate its interests in Portfolio Funds at certain times which may restrict the Fund’s ability to redeem its investment to limit losses thereon.

Side Pockets.  A Portfolio Fund may hold illiquid investments, the market values of which are not readily ascertainable in one or more specially-designated accounts (“Side Pockets”).  An investor, including the Fund, in a Portfolio Fund which holds investments in Side Pockets is generally not able to redeem the portion of its interest in the Portfolio Fund that is attributable to the Side Pocket.  Because subscriptions and redemptions of the Fund are based on the Fund’s NAV any such overstatement or understatement may adversely affect incoming or redeeming shareholders or remaining shareholders. The Board has adopted policies governing the Fund’s participation in side pocket investments.

(vii)          Lending Portfolio Securities

A Portfolio Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. A Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which enable the Portfolio Fund an opportunity to earn interest on the amount of the loan and on the loaned securities collateral. A Portfolio Fund typically will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

Other risks in lending portfolio securities include possible delay in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially.  In addition, a Portfolio Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

(viii)          Borrowing

The Fund may enter into a credit facility with a third-party lender to facilitate borrowing.  The Fund may utilize credit facilities for: (i) satisfying periodic offers to repurchase Founders’ Shares when and if authorized by the Board; (ii) paying fees and expenses; and (iii) making investments in anticipation of the receipt of subscription funds.  Although the Fund does not anticipate using borrowings for other purposes, the Fund reserves the right in the future to utilize credit facilities for other purposes it may deem appropriate.

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The Portfolio Funds may also borrow for similar and other non-leverage purposes.

(ix)          Leverage

The Portfolio Funds may engage in various forms of leverage.  Leverage can be employed in a variety of ways including using margin (an amount of cash or eligible securities an investor deposits with a broker when borrowing to buy equity and fixed income securities), selling short equity and fixed income securities, using derivatives and participating in other forms of direct or indirect borrowings.

Generally, leverage creates the risk of magnified capital.  Leverage may involve the creation of a liability that requires the payment of interest (or the creation of a liability that does not entail any interest costs (for instance, a futures contract). The risks of leverage include a higher volatility of the NAV of the Founders’ Shares or a Portfolio Fund and the relatively greater effect on the NAV caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund or a Portfolio Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income than if the portfolio was not leveraged.  Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested.  To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s or Portfolio Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the use of leverage would result in a lower rate of return than if leverage was not employed. In an extreme case, if the Fund’s or a Portfolio Fund’s investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund or the Portfolio Fund, as applicable, to liquidate certain of its investments at an inappropriate time.

(x)          Money Market Instruments/Funds

The Fund may hold cash or cash equivalents to satisfy Fund expenses and to implement a temporary defensive position.  A Portfolio Fund may also invest in cash or cash equivalents.  Cash equivalents include money market instruments which are high quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and reverse repurchase agreements entered into with banks or broker-dealers.

See “Fixed Income Securities – Financial Institution Obligations” and “Reverse Repurchase Agreements” below.

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(xi)          Repurchase Agreements

A repurchase agreement involves a Portfolio Fund’s purchase of securities from a bank or securities dealer that agrees to repurchase the securities at a higher price on a designed future date.  If the seller of the securities becomes insolvent or otherwise fails to repurchase the securities, the Fund or Portfolio Fund, as applicable, has the right to sell the securities.  This right may be restricted or the value of securities may decline before the securities can be liquidated.  In the event of the commencement of bankruptcy or insolvency proceedings against the seller prior to the expiration of the agreement, the Portfolio Fund might encounter a delay and incur costs, including a decline in the value of securities, before being able to sell securities.  The Fund has adopted policies to limit the risks associated with the participation in repurchase agreements.

(xii)          Reverse Repurchase Agreements

A reverse repurchase agreement involves a Portfolio Fund’s sale of securities to a bank or securities dealer and an agreement by the Fund or Portfolio Fund to repurchase the securities at a fixed price on a specific date.  These transactions involve the risk that the counterparty will be unable or unwilling to complete the transaction as scheduled which may causes losses to a Portfolio Fund.  Reverse repurchase agreements are a form of leverage which may cause an increase in the volatility of a Portfolio Fund’s portfolio.

(xiii)          Short Selling

A Portfolio Fund may engage in short selling.  A Portfolio Fund may use short selling to limit its exposure to a possible market decline in its portfolio investments or to take advantage of anticipated market declines of certain securities. Short selling involves selling securities, which may or may not be owned, by borrowing the securities and delivering them to a purchaser, with an obligation to return the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices. However, to the extent that the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities results in a loss. Possible losses from short sales differ from losses on long positions because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the losses from short sales.

(xiv)          When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when a Portfolio Fund enters into the commitment, but the Portfolio Fund does not make payment until it receives delivery from the counterparty. After a Portfolio Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities.

Securities purchased on a forward commitment, or when-issued or delayed delivery basis are subject to changes in value, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates and/or credit spreads. Securities so purchased may expose a Portfolio Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund is fully or almost fully invested increases such Portfolio Fund’s leverage which would magnify losses. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

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(xv)          Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in cash, money market mutual funds, investment grade short-term money market instruments, U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreements and other cash equivalents.  See “Fixed Income Securities – Financial Institution Obligations” and “Money Market Instruments/Funds” and “Repurchase Agreements” above.

The Fund may invest up to 20% of total assets in cash equivalents at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

(1)          Repurchase Offers

The Fund may from time to time offer to repurchase Founders’ Shares pursuant to written repurchase offers. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. In determining whether the Fund should repurchase Founders’ Shares from shareholders pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus.

The Board convenes quarterly to consider whether or not to authorize a repurchase offer.  The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a Valuation Date as of  March 31, June 30, September 30 or December 31 (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter) (a “Valuation Date”).  The Board, however, does not expect to authorize a repurchase offer with a Valuation Date prior to March 31, 2016.

Unless the Board determines that a repurchase offer should be funded by borrowings rather than a liquidation of the Fund’s interests in Portfolio Funds and elects to commence the repurchase offer at a time closer to the Valuation Date, the Fund shall commence the repurchase offer and provide the Notice to each shareholder at least seventy-five (75) days prior to the Valuation Date set forth in the repurchase offer.  Generally, shareholders must provide a written tender request as to their intention to tender all or a portion of their Founders’ Shares at least forty-five (45) days prior to the Valuation Date.

The Board will cause the Fund to make offers to repurchase Founders’ Shares from shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to shareholders. When the Board determines that the Fund will repurchase Founders’ Shares, notice will be provided to each shareholder describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such a tender offer. If a repurchase offer is oversubscribed, the Fund generally will only be obligated to repurchase a pro-rata portion of the Founders’ Shares tendered by each shareholder.

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The Fund’s assets consist primarily of interests in the Portfolio Funds. Generally, in order to finance the repurchase of Founders’ Shares pursuant to repurchase offers, the Fund may liquidate all or a portion of its interest in one or more Portfolio Funds.  The Fund may also use available cash to fund a repurchase offer.  Because interests in a Portfolio Fund are generally not transferable, the Fund may withdraw a portion of its interest in a Portfolio Fund only pursuant to the redemption terms of that Portfolio Fund, which may include a redemption gate. To the extent that redemptions from a Portfolio Fund exceed a gate, the amount of the Portfolio Fund’s interests which the Fund may liquidate, will be reduced on a pro rata basis with other investors in the Portfolio Fund and the Fund’s offer to repurchase its interests may be correspondingly reduced. The Fund may also borrow money in order to finance the repurchase of Founders’ Shares.

(2)          Mandatory Redemptions

As noted in the Prospectus, the Fund has the right to repurchase Founders’ Shares of a shareholder or any person acquiring Founders’ Shares from or through a shareholder under certain circumstances. Such mandatory repurchases may be made if:

●	The Founders’ Shares have been transferred in violation of the Declaration of Trust or the Founders’ Shares have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the shareholder;

●	Ownership of the Founders’ Shares by a shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any Founders’ Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

●	Continued ownership of the Founders’ Shares may be harmful or injurious to the business or reputation of the Fund, the Board or the investment adviser or any of their affiliated persons, or may subject the Fund or any of the shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

●	Any of the representations and warranties made by a shareholder or other person in connection with the acquisition of the Founders’ Shares was not true when made or has ceased to be true;

●	With respect to a shareholder subject to special regulatory or compliance requirements, such as those imposed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Bank Holding Company Act or certain Federal Communication Commission regulations, the Fund will likely be subject to additional regulatory or compliance requirements by virtue of such shareholder continuing to hold Founders’ Shares; or

●	It would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase the Founders’ Shares.

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(3)          Transfers of Founders’ Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in its sole discretion.  An Institutional Share (or portion of an Institutional Share) held by a shareholder may be transferred only (1) by operation of law due to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the shareholder or (2) under certain limited circumstances, with the written consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). No transfer will be permitted unless the Fund consults with its counsel and counsel confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. Notwithstanding a finding that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally may not consent to a transfer of an Institutional Share (or portion of an Institutional Share) unless the following conditions are met: (1) the transferring shareholder has been a shareholder for at least six months; (2) the proposed transfer is to be made on the valuation date of an offer by the Fund to repurchase the Institutional Share (or portion of the Institutional Share); and (3) the transfer is one in which the tax basis of the Institutional Share in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring shareholder (e.g., certain transfers to affiliates). Notice to the Fund of any proposed transfer of an interest must include evidence satisfactory to the Board that the proposed transferee satisfies the eligibility requirements to invest in the Fund as described in the Prospectus (an “Eligible Investor”).

Any transferee that is an Eligible Investor and that acquires Founders’ Shares in the Fund by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetency, or dissolution of a shareholder, will be entitled to the allocations and distributions allocable to the Founders’ Shares so acquired and to transfer such Founders’ Shares in accordance with the terms of the Declaration of Trust but will not be entitled to the other rights of a shareholder unless and until such transferee becomes a substituted shareholder as provided in the Declaration of Trust. If a shareholder transfers Founders’ Shares with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee as a shareholder. Each shareholder and transferee is required to pay all expenses, including attorneys’ and independent registered public accounting firm’s fees, incurred by the Fund in connection with such transfer. If a transferee is not an Eligible Investor, the Fund reserves the right to redeem its Founders’ Shares. Any transfer of Founders’ Shares in violation of the Declaration of Trust will not be permitted and will be void.

The Declaration of Trust provides, in part, that each shareholder has agreed to indemnify and hold harmless the Fund, the Board, the Adviser, each other shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such shareholder in violation of these provisions or any misrepresentation made by such shareholder in connection with any such transfer.

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BOARD OF TRUSTEES

The Board provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s businesses. The Board exercises the same powers, authority and responsibilities on behalf of the Fund, as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Trustees are not required to invest in the Fund. A majority of the Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (each an “Independent Trustee”).  The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below.  The first table lists the Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Trustee”). The address for all Trustees is 235 West Galena Street, Milwaukee, Wisconsin.

(1)          Trustees

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee(1):
Laurence K. Russian Born: 1970	Trustee; Chief Executive Officer; President	Since 2015	Managing Member and Portfolio Manager, ABS Investment Management LLC since 2002.	1	None
Independent Trustees:
Bruce Beatty Born: 1958	Trustee Member, Audit, Nominating, Qualified Legal Compliance and Valuation Committee	Since 2015	President and Chief Executive Officer, Blue Ridge Real Estate Company and Big Boulder Corporation (hotel ownership, operations and development) since 2011 (Director of each since 2006)	1	2
Richard Lotto Born: 1963	Trustee Member, Audit, Nominating, Qualified Legal Compliance and Valuation Committee	Since 2015	Managing Partner, Spray Rock Capital (investment firm) since 2015; Managing Director, Longroad Asset Management (asset management firm) from 2001-2015.	1	None

(1)	Mr. Russian is an Interested Trustee because of his affiliation with the Adviser.
(2)
Each Trustee serves until retirement, resignation or removal from the Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by written instrument signed by a majority of the Trustees or by vote of a majority of the shareholders, at a meeting  holding at least two-thirds (2/3) of outstanding Founders’ Shares.

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In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

Interested Trustee.

●	Laurence K. Russian. Mr. Russian’s experience includes over twenty years in the financial services industry. Mr. Russian currently serves as the Fund’s Chief Executive Officer and President and has served as a managing member and portfolio manager for the Adviser since September 2002. Prior to the Adviser, Mr. Russian was a Director for the Alternative Investments Group of Credit Suisse Asset Management (“CSAM”) where he was responsible for the co-management of the group’s various hedge fund-of-funds products as well as a senior Hedge Fund Analyst participating in the selection of hedge funds investments. Mr. Russian joined CSAM in 1998 as a result of Credit Suisse Group’s acquisition of Banco de Investimentos Garantia, S.A., the Brazilian investment bank (“Garantia”). Mr. Russian joined Garantia, Inc. (New York) in 1994 to help set up Alternative Asset Management business for Garantia. In the process, Mr. Russian developed systematic methods to evaluate fund managers in alternative investment strategies. Mr. Russian also oversaw the accounting and operational procedures of the Garantia portfolio. These roles provide Mr. Russian with a strong understanding of management, investment and financial reporting matters and investment company operations.

Independent Trustees.

●	Bruce Beaty. Mr. Beaty’s experience includes over 30 years in the financial services industry. Mr. Beatty has served as the President and Chief Executive Officer of Blue Ridge Real Estate Company and Big Boulder Corporation (hotel ownership, operations and development) since August 2011 and as a Director of each of companies since 2006. Mr. Beaty has served as the Managing Partner of Asterion Capital LLC, an investment management firm based in Stamford, Connecticut since he founded the company in February 2004. Mr. Beaty was the Vice President of Hanseatic Corporation (private equity firm) from September 2000 to June 2005, and from February 1991 to August 2000, was a Managing Director of Scudder, Stevens & Clark (investment manager of registered investment companies). These roles provide Mr. Beaty with a strong understanding of management, investment and financial reporting matters and investment company operations.

●	Richard L. Latto. Mr. Latto’s experience includes over 30 years in the financial services industry. Mr. Latto is currently the Managing Partner of Spray Rock Capital, an investment firm focused on investing in stressed and distressed assets in energy, industrial and cyclical businesses. Prior to starting Spray Rock Capital in 2015, Mr. Latto was a Managing Director of Longroad Asset Management, a private equity firm, where he led the investment strategy and key negotiations for structuring transactions as well as financing for all portfolio companies. Prior to joining Longroad Asset Management in 2001, Mr. Latto was a Senior Vice President and part of the senior management team at IPC Communications, Inc./IXNet, Inc., a financial service telecom company. Previously, he founded Dune Asset Management, L.P. Prior thereto, he served as Vice President at Goldman Sachs in their energy division. From 1990 to 1993 he was a Vice President of Amerada Hess Corporation (an oil/energy company), and from 1984 to 1990 served as a Vice President of Drexel Burnham Lambert, Inc. Mr. Latto received a B.A. from the University of Pennsylvania. Currently, Mr. Latto serves on the board of HOP Energy Holdings, Inc., LR Energy Inc., and Chairman of the Board of Greenwich Associates (advisory services firm). These roles provide Mr. Latto with a strong understanding of management and board operations. Mr. Latto’s management and board operations experience, coupled with his longstanding career in the financial services industry, are expected to compliment the experience of the other Board members..

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(2)          Principal Officers who are Not Trustees

The business address of each officer is 235 West Galena Street, Milwaukee, Wisconsin.

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
David J. Finn Born: 1973	Treasurer and Principal Financial Officer; Chief Compliance Officer and Anti-Money Laundering Officer; Secretary	Since 2015	Chief Financial Officer and Chief Compliance Officer, ABS Investment Management LLC since 2003.

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

None of the Independent Trustees currently holds or during the past two calendar years has held any positions with the Adviser, distributor, or any affiliates of the Fund, the Fund’s principal underwriter (the “Distributor”) distributor or the Adviser.  In addition, during the past two calendar years, none of the Independent Trustees has held a position with the Fund or any other fund or hedge fund advised by the Adviser or any of its affiliates or for which the Distributor or its affiliates served as principal underwriter.

To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 66.6% of the Trustees are Independent Trustees.

(3)          Trustee Ownership in the Fund and Family of Investment Companies

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustee:
Laurence K. Russian	None	None
Independent Trustees:
Bruce Beaty	None	None
Richard L. Latto	None	None

(1)          As of _____, 2015,the Fund had not commenced operations as of that date.

As of _____, 2015, no Independent Trustee (or his or her immediate family members) owned any class of securities of the Adviser, the Distributor or their affiliates.

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(4)          Trustees Compensation

Set forth below are estimates of the annual compensation to be paid to the Independent Trustees by the Fund on an aggregate basis.  No Interested Trustee or officer receives compensation from the Fund although all Trustee and officer travel expenses incurred to attend Board and committee meetings are reimbursed.

Name	Position(s) Held with Company	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee
Bruce Beaty	Trustee	$5,000	$0	$0	$5,000
Richard Latto	Trustee	$5,000	$0	$0	$5,000

(1)          Each Independent Trustee receives $1,250 for regularly scheduled Board meeting and $625 for each special Board meeting attended.  It is anticipated that the Board will convene once each calendar quarter and that special Board meetings will be convened as needed.

(5)          Committees of the Board of Trustees

The Board has formed an Audit Committee composed of the Independent Trustees. The functions of the Audit Committee are: (1) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (2) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Trustees are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accounting firm and the Board.  The Audit Committee has met once since the Fund’s organization in June 2015.

The Board has formed a Nominating Committee composed of the Independent Trustees. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. Currently, the Nominating Committee does not consider nominees recommended by shareholders.  The Nominating Committee has met once since the Fund’s organization in June 2015.

The Board has formed a Valuation Committee composed of the Independent Trustees.  The Valuation Committee is responsible for: (i) periodically reviewing the Trust’s procedures for valuing securities, and making any recommendations to the Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the Board simultaneously).  The Valuation Committee has met once since the Fund’s organization in June 2015.

The Board has formed a Qualified Legal Compliance Committee composed of the Independent Trustees. The Qualified Legal Compliance Committee is responsible for evaluating and recommending resolutions to reports from attorneys servicing the Fund regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Fund or an employee or agent of the Fund.  The Qualified Legal Compliance Committee has met once since the Fund’s organization in June 2015.

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(6)          Overview of Risk Management

The Board is currently comprised of 3 Trustees.  Laurence K. Russian, the Chairman of the Board, is an Interested Trustee of the Fund and the other Trustees are Independent Trustees.  The Independent Trustees have designated Bruce Beaty as the Lead Independent Trustee.  The Lead Independent Trustee chairs Board meetings and executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees.

The Board plays an active role in the risk oversight of the Fund. The Trustees meet on a quarterly basis.  Trustees also participate in special meetings and conference calls as needed.  Legal counsel to the Fund provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to Fund:

●	Fund Performance/Portfolio Manager’s Commentary
●	Code of Ethics review
●	NAV Errors, if any
●	Distributor Compliance Reports
●	Timeliness of SEC Filings
●	Dividends and other Distributions
●	Administrator and CCO Compliance Reports
●	Fair Valuation Reports

The Audit Committee meets at least annually with the Fund’s management and independent public accountants and considers reports provided by management and the independent public accountants regarding the Fund’s audited financial statements, the Fund’s accounting policies and the Fund’s internal controls over financial reporting.  The Valuation Committee meets quarterly to review the Adviser’s fair valuation of the Fund’s interests in the Portfolio Funds based on reports and information presented by the Adviser.  The Committees report directly to the Board.  The Nominating and Qualified Legal Compliance Committees meet as needed.

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The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics.  In addition, the Board has engaged on behalf of the Trust a Chief Compliance Officer (“CCO”) who is responsible for overseeing the implementation of the Fund’s compliance program and for evaluating the effectiveness of the compliance programs of the Fund, the Adviser, and the Fund’s administrator (and sub-administrator), distributor, fund accountant and transfer agent. The CCO reports to the Board at least quarterly any material compliance items that have arisen, and annually the CCO provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Fund and its investment advisers, administrator, distributor, fund accountant and transfer agent. Periodically the CCO provides reports to the Board that, among other things:

●	Assess the quality of the information the CCO receives from internal and external sources;
●	Assess how Fund personnel monitor and evaluate risks;
●	Assess the quality and implementation of the risk management procedures of the Fund and certain service providers; and
●	Discuss economic, industry, and regulatory developments, and recommend changes to the Fund’s compliance program as necessary to meet new regulations or industry developments.

On an annual basis, the Board conducts an assessment of the Board’s and the Trustees’ individual effectiveness in overseeing the Fund.  Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Fund or any of its service providers.  Based on the qualifications of each of the Fund’s Trustees, the risk management practices adopted by the Board and the committee structure adopted by the Board, and the size of the Board and the Fund, the Board believes that its leadership is appropriate.

 (7)          Control Persons and Principal Holders of Securities

A principal shareholder is any shareholder who owns of record or beneficially 5% or more of the outstanding Founders’ Shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  As of _____, 2015 , the shareholders listed below owned approximately 5% or more of the outstanding Founders’ Shares of the Fund.

Name and Address	Approximate % Interest of Fund
None	N/A

As of _____, 2015, the Directors and Officers of the Fund, as a group, owned 0% of the outstanding Founders’ Shares.

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INVESTMENT ADVISORY SERVICES

Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s continuous investment program in a manner reasonably consistent with the investment objective and policies of the Fund.

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser a fee at an annual rate equal to 1.00%, payable monthly based on the Founders’ Shares’ month end NAV.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to limit the Fund’s total annual fund operating expenses attributable to the Founders’ Shares to 1.10% (after the fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business).  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three (3) fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for Founders’ Shares in effect at the time the expenses were paid/waived. These arrangements will continue until August 30, 2019 and may be terminated or extended by the Board at any time.  No such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees and/or reimbursed expenses with respect to periods prior to such termination.

The Advisory Agreement provides that in the absence of (i) willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the Advisory Agreement; (ii) reckless disregard of its obligations and duties under the Advisory Agreement; or (iii) a loss resulting from a breach of a fiduciary duty, the Adviser is not subject to any liability to the Fund or any shareholder for any mistake of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services, including without limitation, any loss the Fund sustains with respect to the purchase, sale or retention of any security on behalf of the Fund. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation.

Guilherme Ribeiro Do Valee, Alain Gaston DeCoster and Laurence Kachig Russian are the Managing Members of the Adviser and may be deemed to control the Adviser.  Mr. Russian is the Fund’s Interested Trustee.

ADMINISTRATOR, FUND ACCOUNTANT AND COMPLIANCE SERVICES

UMB Fund Services, Inc. (“UMB”), 235 West Galena Street, Milwaukee, Wisconsin 53212, provides administrative, compliance and fund accounting services (collectively, the “Services”) to the Fund (the “Services Agreement”).

These services include, but are not limited to: (1) coordinating Board activities; (2) preparing quarterly, semi-annual and annual financial statements; (3) assisting the Adviser in monitoring compliance with the Fund’s investment restrictions and the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (4) preparing annual expense budgets, coordinating expense payments, and establishing expense accruals; (5) assisting in the preparation of or preparing, as applicable, the Fund’s regulatory filings and submitting such filings to the applicable regulator; (6) computing class NAVs; and (7) preparing tax work schedules for excise tax and tax provision purposes and calculating dividend and capital gain distributions for review and approval by the Fund’s officers and its independent accountants; (

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Pursuant to an administration and fund accounting agreement between the Fund and UMB Fund Services, Inc., the Fund pays UMB: (1) an asset based fee for fund accounting services, subject to an annual minimum fee; (2) an asset based fee for specified administration and compliance services, subject to an annual minimums fee; and (3) certain out of pocket and account expenses.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as the Fund’s principal underwriter pursuant to a Distribution Agreement.  Pursuant to the Distribution Agreement, the Distributor shall use commercially reasonable efforts to distribute the Fund’s Shares.  Under the Distribution Agreement, the Distributor shall use its best efforts to effect sales of the Fund’s Shares but is not obligated to sell any certain number of Shares.  The Distribution Agreement does not obligate the Distributor to buy any Fund Shares and the Distributor does not intend to make a market in the Fund’s Shares.  There is no sales charge for purchases of Founders’ Shares.

Under the Fund’s Distribution Agreement, the Distributor is also responsible for reviewing the Fund’s proposed advertising and sales literature for compliance with applicable laws and regulations, and for filing with appropriate regulators those advertising materials and sales literature it believes are in compliance with such laws and regulations.  Under the Distribution Agreement, the Distributor shall, at the request of the Fund, enter into agreements with Financial Institutions in order that such Financial Institutions may sell the Fund’s Shares.  For these services, the Adviser pays the Distributor, pursuant to a Distribution Services Agreement between the Distributor and the Adviser, an annual asset based fee, payable monthly based on the Founders’ Shares’ month end NAV (subject to a minimum annual fee), plus reasonable out-of-pocket expenses incurred by the Distributor in connection with providing these services.

The Distributor has agreed to waive fees and expense reimbursements payable to it under the Distribution Services Agreement to the extent that the payment of any such fees and expenses would cause total compensation payable to the Distributor under the Distribution Services Agreement to exceed 2.5% of the gross offering proceeds (the “Waiver”).  The Waiver remains in effect until the Distributor’s resignation or termination as the Fund’s principal underwriter unless amended prior to that time at the written request of the Trust and the Adviser in order to ensure continued compliance with underwriting compensation limitations applicable to closed-end investment companies.

CUSTODIAN

UMB Bank, N.A., 928 Grand Boulevard. Kansas City, Missouri 64106, is custodian of the Fund’s investments and may maintain Fund assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies).

The Portfolio Funds custody their assets with unaffiliated qualified custodians such as banks. These Portfolio Funds disseminate audited financial statements to investors at least annually.

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PORTFOLIO MANAGERS

Laurence K. Russian, Guilherme R. Valle, and Alain DeCoster are the Fund’s portfolio managers and are equally responsible for the day-to-day management of the Fund’s portfolio.

 (1)          Other Accounts Managed by the Portfolio Managers

The table below identifies, the number of accounts managed (excluding the Fund) by the Portfolio Managers and the total assets in such accounts, within each of the following categories: other pooled investment vehicles and other accounts.  The Portfolio Managers do not manage any other registered investment companies. Information in the table is shown as of ______, 2015. Asset amounts are approximate and have been rounded.

Team Member	Pooled Investment Vehicles				Other Accounts
	Number (Total)	Market Value Total	Number w/ Perf. Fee(1)	Market Value w/ Perf. Fee(1)	Number (Total)	Market Value (Total)	Number w/ Perf. Fee(1)	Market Value w/ Perf. Fee (1)
L. Russian
G. Valle
A. Coster

(1)	These columns represent the number and market value of Pooled Investment Vehicles and Other Accounts that pay the Adviser a performance-based fee.

(2)          Compensation

The Portfolio Managers are Managing Members and equity owners of the Adviser.  Their compensation consists of a fixed salary, bonus compensation and  their respective share of the Adviser’s earnings.  Each year, a bonus pool is established based on the net income of the Adviser and calculated pursuant to pre-set formula.  The bonus pool is then allocated to Adviser personnel by the Managing Members.  Participation in the bonus pool is at the discretion of the Managing Members and is based on subjective factors determined by the Managing Members in their sole discretion.

(3)          Ownership of Founders’ Shares

As of ____, 2015, each Portfolio Manager owned Founders’ Shares as summarized in the following table:

Investment Team Member	Dollar Range of Beneficial Ownership in Fund
L. Russian	None
G. Valle	None
A. Coster	None

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(4)          Potential Conflicts of Interest

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the team member is responsible, on the other. For example, the management of multiple accounts may result in a team member devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a team member spends on a single portfolio, it does periodically assess whether a team member has adequate time and resources to effectively manage all of the accounts for which he is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for a team member to devote more attention to those accounts that pay higher advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

The Adviser has adopted and implemented policies and procedures, including trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.

PORTFOLIO TRANSACTIONS

In most instances, the Fund will purchase securities of a Portfolio Fund directly from the Portfolio Fund.  Certain Portfolio Funds may, however, assess withdrawal penalties on liquidations of interests.  These transactions are generally not subject to other transaction expenses.  The Fund does not pay commissions or discounts upon the purchase of money market instruments which are acquired directly from the issuer. During the fiscal year ended March 31, 2015, the Fund did not pay any brokerage commissions.

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors but is not expected to exceed 100% per year.  An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased transaction costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate.  As of the date of this SAI, the Fund had not commenced operations and, therefore, no portfolio turnover information is available.
CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a code of ethics.  A code of ethics permits persons subject to the code to invest in securities that may be purchased or held by the Fund, including securities that may be purchased or held by a Portfolio Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics of the Fund, the Adviser and the Distributor are included as exhibits to the Fund’s registration statements filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The codes of ethics are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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VOTING OF PROXIES

A copy of the Fund’s proxy voting procedures is included in Exhibit B to this SAI. The proxy voting policies of the Adviser are included as Exhibit C to this SAI. Information regarding how the Fund voted proxies relating to securities of the Fund during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling (XXX) XXX-XXXX; and (ii) on the SEC’s website at http://www.sec.gov.

CERTAIN TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in Founders’ Shares.  This summary does not purport to be a complete description of the income tax considerations applicable to such an investment.  For example, the following does not describe tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions.  This summary assumes that shareholders hold Founders’ Shares as capital assets (generally, property held for investment).  The discussion is based upon the Internal Revenue Code (the “Code”), Treasury regulations and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  The Fund has neither sought nor will it seek any ruling from the IRS regarding this offering.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local income tax.  It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

A “U.S. Shareholder” is a beneficial owner of Founders’ Shares that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	a trust, if a court within the United States has primary supervision over its administration and one of more U.S. persons have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of Founders’ Shares that is not a U.S. Shareholder.

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If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Founders’ Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.  If a prospective shareholder is a partnership, a partner of such a partnership should consult its tax advisers with respect to the purchase, ownership and disposition of Founders’ Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Founders’ Shares will depend on the facts of its particular situation. Shareholders are encouraged to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

(1)          Election to be Taxed as a RIC

The Fund intends to elect to be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code.  As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes to shareholders as dividends.  To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to shareholders, for each taxable year, an amount equal to at least 90% of the Fund’s “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gain over realized net long-term capital loss, reduced by deductible expenses, which are referred to as the “Annual Distribution Requirement.”

(2)          Taxation as a RIC

If the Fund:

●	qualifies as a RIC; and
●	satisfies the Annual Distribution Requirement;

then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) distributed to shareholders.  The Fund will be subject to U.S. federal income tax at regular corporate rates on any income or capital gain not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s ordinary income for each calendar year, (2) 98.2% of the Fund’s capital gain net income for the one-year period generally ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years, which is referred to as the “Excise Tax Avoidance Requirement.”  The Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

35

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

●	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or currencies, which the Fund refers to as the “90% Income Test;” and
●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

-
at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer; and

-
no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, the securities of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships which the Fund refers to as the “Diversification Tests.”

The Fund may invest in Portfolio Funds that are “passive foreign investment companies” or “PFICs.”  A PFIC is an offshore investment fund that is treated as a corporation for U.S. tax purposes.  Subchapter M of the Code does not require the Fund to look through to the underlying investments held in the portfolios of PFICS in order to determine compliance with the RIC tax requirements.  Investments in PFICs may involve costs, including withholding taxes that the Fund would not incur if it invested in U.S. domestic investment funds.  Also, legislation enacted on March 18, 2010, commonly referred to as FATCA, generally will require a PFIC to register with the Internal Revenue Service by June 30, 2014 and agree to identify certain of its direct and indirect U.S. account holders in order to avoid a U.S. withholding tax of 30% on certain payments (including payments of gross proceeds) made with respect to actual and deemed U.S. investments.

The Fund may also be required to recognize taxable income from PFIC investments in circumstances in which the Fund does not receive cash. Specifically, the Fund may elect to mark-to-market at the end of each taxable year its shares in Portfolio Funds that are classified as PFICs for U.S. federal income tax purposes. As a result of the “mark-to-market election”, at the end of each taxable year the Fund would recognize as ordinary income any increase in the value of such interests, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Because any mark-to-market income will be included in investment company taxable income for each taxable year, the Fund may be required to make a distribution to shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though the Fund will not have received any corresponding cash amount.

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As an alternative to the “mark-to-market election”, in certain circumstances the Fund may be able make a Qualified Electing Fund (‘QEF”) election with respect to the shares of a PFIC in which it owns shares. If the Fund makes a QEF election, then the Fund must include in income for each year its pro rata share of the PFIC’s ordinary earnings and net capital gain, if any, for the PFIC’s taxable year that ends with or within the taxable year of the Fund, regardless of whether or not distributions were received from the PFIC by the Fund. Losses of the PFIC would not pass through to the Fund on a current basis; however, the Fund may ultimately recognize such losses on a disposition of the shares of the PFIC. The Fund would generally recognize capital gain or loss on the sale, exchange, or other disposition of the shares of a PFIC with respect to which the Fund made a QEF election. Such gain or loss will be treated as long-term capital gain or loss if the Fund’s holding period in the PFIC shares is greater than one year at the time of the sale, exchange or other disposition. In order for the Fund to make a QEF election, the PFIC must annually provide the Fund with certain information regarding the Fund’s share of the PFIC’s net ordinary earnings and net long term capital gain. The Fund may not be able to obtain such information from any Portfolio Fund. Therefore, there can be no assurance that the Fund will be able to make a QEF election with respect to any Portfolio Fund.

If the Fund borrows money, the Fund may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on the Fund’s payment of dividends may prevent the Fund from meeting the Annual Distribution Requirement, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% excise tax.

The Fund is permitted under the 1940 Act to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However the Fund, under the 1940 Act, is not permitted to make distributions to shareholders while its debt obligations and senior securities are outstanding unless certain asset coverage tests are met. Moreover, the Fund’s ability to dispose of assets to meet the distribution requirements may be limited by (1) the illiquid nature of its portfolio and (2) other requirements relating to the Fund’s status as a RIC, including the Diversification Tests.

If the Fund disposes of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund will be subject to tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to shareholders. In that case, all of the Fund’s income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to shareholders. In contrast, assuming the Fund qualifies as a RIC, its corporate-level U.S. federal income tax should be substantially reduced or eliminated.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

(3)          Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or long-term capital gain. Distributions of the Fund’s “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gain in excess of realized net long-term capital loss, reduced by deductible expenses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund’s “investment company taxable income” attributable to its investments in PFICs will not be eligible for the dividends received deduction allowed to corporate shareholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains, currently subject to reduced rates of U.S. federal income tax in the case of non-corporate U.S. Shareholders, regardless of the U.S. Shareholder’s holding period for its Founders’ Shares and regardless of whether paid in cash or reinvested in additional Founders’ Shares. The Fund may be able to make distributions of capital gains received from Portfolio Funds in which the Fund has made a QEF election.  Such distributions will generally be taxable to U.S. Shareholders as long-term capital gain regardless of whether the U.S. shareholder receive such payments in cash or reinvest the distributions into the Fund.  A U.S. Shareholder may be eligible for a reduced rate of taxation on long-term capital gain distributions received from the Fund, regardless of how long the U.S. Shareholder has held Founders’ Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s Founders’ Shares and, after the adjusted basis is reduced to zero, will constitute capital gain from the sale of Founders’ Shares to such U.S. Shareholder.

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Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8% “Medicare tax” imposed for taxable years beginning after 2012.  The tax applies to individuals who have net investment income and adjusted gross income in excess of certain thresholds, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals; the tax also applies to trusts and estates that have undistributed net investment income and adjusted gross income that would be subject to the maximum income tax rate for an estate or trust.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. Shareholders on December 31 of the year in which the dividend was declared. Shareholders who receive distributions in the form of Founders’ Shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions. Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional Founders’ Shares.

Pursuant to the Fund’s “opt out” dividend reinvestment plan, when the Fund declares a dividend, each shareholder that has not made a Distribution Election will automatically have their dividends reinvested in additional Founders’ Shares. To the extent shareholders make a Distribution Election, the Fund may pay any or all such dividends in a combination of cash and Founders’ Shares. Depending on the circumstances of the shareholder, the tax on the distribution may exceed the amount of the distribution received in cash, if any, in which case such shareholder would have to pay the tax using cash from other sources. A shareholder that receives Founders’ Shares pursuant to a distribution generally has a tax basis in such Founders’ Shares equal to the amount of cash that would have been received instead of Founders’ Shares as described above and a holding period in such Founders’ Shares that begins on the Business Day following the payment date for the distribution.

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A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Founders’ Shares. Such shareholder’s gain or loss is generally calculated by subtracting from the gross proceeds the cost basis of its Founders’ Shares sold or otherwise disposed of. Upon such disposition of such shareholder’s Founders’ Shares, the Fund will report the gross proceeds and cost basis to such Shareholder and the IRS. For each disposition, the cost basis will be calculated using the Fund’s default method of first-in, first-out, unless such shareholder instructs the Fund in writing to use a different calculation method permitted by the IRS, including average cost or specific Institutional Share lot identification. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each disposition of Founders’ Shares may not be changed after the settlement date of each such disposition of Founders’ Shares. If a shareholder holds its Founders’ Shares through a broker (or other nominee), such shareholder should contact that broker (nominee) with respect to reporting of cost basis and available elections for its account. Shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Any gain arising from a sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held its Founders’ Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Founders’ Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Founders’ Shares. In addition, all or a portion of any loss recognized upon a disposition of Founders’ Shares may be disallowed if other Founders’ Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 calendar days before or after the disposition.

In general, non-corporate U.S. Shareholders currently are subject to reduced rates of U.S. federal income tax on their net capital gain (generally, the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in Founders’ Shares). Such rate currently is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the same rates that apply to ordinary income; provided, however, that the maximum rate applicable to capital gains is 35%. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each U.S. Shareholder, as promptly as possible after the end of each calendar year, but in no event later than the Fund’s distribution of Form 1099, a notice detailing, on a per Institutional Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

The Fund may be required to withhold U.S. federal income tax, or “backup withholding,” currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. Shareholder (1) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund; provided that proper information is timely provided to the IRS.

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Taxation of Non-U.S. Shareholders

Whether an investment in Founders’ Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Founders’ Shares by a Non-U.S. Shareholder may have material and adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in Founders’ Shares.

Distributions of the Fund’s “investment company taxable income” to Non-U.S. Shareholders, subject to the discussion below, will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the U.S. of the Non-U.S. Shareholder, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders. In that case, the Fund will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to certain foreign entities, including foreign trusts and foreign partnerships, and Non-U.S. Shareholders are urged to consult their tax advisers in this regard.

Actual or deemed distributions by the Fund of capital gain dividends to a Non-U.S. Shareholder and gain realized by a Non-U.S. Shareholder upon the sale of Founders’ Shares will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax (a) unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the U.S. or (b) the Non-U.S. Shareholder is an individual, has been present in the U.S. for 183 calendar days or more during the taxable year, and certain other conditions are satisfied.

If the Fund distributes its net capital gain, if any, in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the tax the Fund pays on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in Founders’ Shares may not be appropriate for certain Non-U.S. Shareholders.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

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FATCA will generally impose a U.S. withholding tax of 30% on payments to certain foreign entities of U.S.-source dividends and the gross proceeds from dispositions of shares that produces U.S.-source dividends, unless various U.S. information reporting and due diligence requirements that are different from, and in addition to, the beneficial owner certification requirements described above have been satisfied. To avoid withholding under these provisions, certain Non-U.S. Shareholders may need to enter into information-sharing agreements with the IRS in which they agree to identify and report information to the IRS each year on their U.S. accounts and withhold on “passthrough payments” to certain accountholders or owners who do not provide information or comply with the FATCA requirements. Non-U.S. Shareholders should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and sale or disposition of Founders’ Shares. While these withholding tax provisions were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated in a notice issued on October 24, 2012, of a phased-in implementation of these provisions, with withholding on income payments, other than gross proceeds, to begin on January 1, 2014, and withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2017, and with withholding on certain “passthrough payments” to begin on January 1, 2017.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Founders’ Shares.

(4)          Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate rates. The Fund would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to non-corporate shareholders as ordinary dividend income eligible for the reduced rates of U.S. federal income tax to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Shareholders would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund were to fail to meet the RIC requirements in its first taxable year or, with respect to later years, for more than two consecutive years, and then to seek to requalify as a RIC, the Fund would be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund made a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten year period.

CERTAIN ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to assets subject to ERISA or a plan or other arrangement such as an IRA or Keogh plan subject to Section 4975 of the Code (collectively, the “Plans”) should consider, among other things, the matters described below in determining whether to cause the Plan to invest in the Fund.

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ERISA imposes general and specific responsibilities on persons who are “fiduciaries” for purposes of ERISA with respect to a Plan, including the duty of prudence, the suitable allocation of assets within and across different asset classes, the avoidance of prohibited transactions and other standards. In determining whether a particular investment is appropriate for a Plan, a fiduciary of a Plan must comply with rules adopted by the Department of Labor (the “DOL”), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of a Plan must: (1) give appropriate consideration to, among other things, the role that the investment plays in the Plan’s portfolio, taking into account whether the investment is designed reasonably to further the Plan’s purposes; (2) examine the risk and return factors associated with the investment; (3) assess the portfolio’s composition with regard to the suitable allocation of assets within and across different asset classes, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan; (4) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives; and (5) consider limitations imposed by ERISA on the fiduciary’s ability to delegate fiduciary responsibilities to other parties.

Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL’s regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its Plan, and whether the assets of the Plan would be suitably allocated within and across different asset classes if the investment is made. If a fiduciary of a Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the Plan, the fiduciary may be held personally liable for losses incurred by the Plan as a result of the breach.

Regulations promulgated by the DOL provide that, because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. As a result, (1) neither the Adviser nor the Investment Managers will be fiduciaries with respect to those Plans within the meaning of ERISA, such that these parties will not be subject to ERISA’s fiduciary standards described above in their activities and (2) transactions involving the assets and investments of the Fund will not be subject to the provisions of ERISA or Section 4975 of the Code, which might otherwise constrain the management of these entities.

The Fund will require a Plan proposing to invest in the Fund to represent: that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund’s investment objective, policies and strategies; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

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Certain prospective Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser.  The Adviser and its affiliates may be deemed to be a party in interest or disqualified person (as defined in ERISA and the Code, respectively) to and/or a fiduciary of any Plan to which it provides investment management, investment advisory or other services. ERISA and the Code prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which the fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Prior to a Plan’s investment in the Fund, each Fiduciary of the Plan that is responsible for the Plan’s investments will be required to execute a subscription document on behalf of the Plan and to personally represent that:

●	each Fiduciary is a “fiduciary” of such Plan within the meaning of Section 4975(e)(3) of the Code or other comparable non-ERISA laws and such person is authorized to execute the subscription document on behalf of the Plan;
●	the decision to invest in the Fund was made by each Fiduciary independent of the Adviser and the Adviser’s affiliates, and each Fiduciary has not relied on any individualized advice or recommendation of the Adviser, or the Adviser’s affiliates, as a primary basis for the decision to invest in the Fund;
●	the investment of Plan assets in the Fund is consistent with the provisions of the Plan, the Plan’s investment guidelines, if any, and all other documents that govern the Plan’s investments;
●	each Fiduciary responsible for the Plan’s investments has executed the subscription document;
●	each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision;
●	the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws;
●	the purchase of Institutional Share(s) by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and
●	unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

The provisions of ERISA and Section 4975 of the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion contained in this SAI, is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

VALUATION OF ASSETS

The Board has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value (the “Valuation Procedures”).  Under these procedures, the Adviser is responsible for determining the fair value of each Portfolio Fund as of each date upon which Founders’ Shares calculates its NAV (the “NAV Date”).  The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund and to make all fair value determinations in good faith.  All fair value determinations made by the Adviser are subject to the review and supervision of the Board through its Valuation Committee.  The Board’s Valuation Committee will be responsible for ensuring that the valuation process utilized by the Adviser is fair to the Fund and consistent with applicable regulatory guidelines.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date In accordance with the Valuation Procedures, fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by the Portfolio Fund’s Investment Manager or a third party administrator.  In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.  Any values reported as estimated or final values will reasonably reflect market values of securities for which market quotations are available or fair value as of the date the Fund determines its NAV.

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Prior to investing in a Portfolio Fund, the Adviser will conduct a due diligence of the valuation process utilized by the Portfolio Fund, its general partner, and where applicable, its third party administrator to confirm that the valuation process employed by the Portfolio Fund includes the use of market values where available and the principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund to value its own investments.  Although the Adviser reviews each Portfolio Fund’s valuation principals, neither the Adviser, nor the Board’s Valuation Committee will be able to confirm the accuracy of the NAV information provided by a Portfolio Fund (which are unaudited except for the NAV calculation as of fiscal year end).

Each Portfolio Fund will typically make available NAV information to its investors which represents the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. The valuations reported by the Portfolio Funds and upon which the Fund calculates the NAV of its Founders’ Shares may be subject to later adjustment based on information reasonably available at that time. For example, fiscal year-end NAV calculations of the Portfolio Funds are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of Founders’ Shares, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Founders’ Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations adversely affect the Founders’ Shares’ NAV, the outstanding Founders’ Shares will be adversely affected by prior repurchases to the benefit of shareholders who had their Founders’ Shares repurchased at a NAV per Share higher than the adjusted amount.

Conversely, any increases in the NAV per Institutional Share resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Founders’ Shares and to the detriment of shareholders who previously had their Founders’ Shares repurchased at a NAV per Institutional Share lower than the adjusted amount. The same principles apply to the purchase of Founders’ Shares. New shareholders may be affected in a similar way.

To the extent the Adviser invests the assets of the Fund in securities or other instruments that are not investments in Portfolio Funds, the Fund will generally value such assets as described below. Securities traded or dealt in one or more securities exchanges and not subject to restrictions against resale in the market are generally valued at the last quoted sale on the primary exchange on which the securities are traded, or in the absence of a sale, at the mean of the last bid and asked prices.  Securities not traded on any securities exchange for which over-the-counter market quotations are readily available shall be valued at the mean of the last bid and asked prices.  Debt securities may also be valued based on broker/dealer supplied quotations or pursuant to matrix pricing provided by a Board approved pricing service.  Matrix pricing is a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity.  Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s NAV per share. If market quotations are not readily available or deemed to be unreliable by the Adviser, securities and other assets will be valued at fair value by the Adviser as determined in good faith in accordance with the Valuation Procedures.

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In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for an asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser will reevaluate its fair value methodology for such securities to determine what, if any, adjustments should be made to the methodology.

Foreign securities are priced in their local currencies as of the close of their primary exchange or market or as of the close of the New York Stock Exchange, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange on the NAV Date as provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the times as of which determination of such values or exchange rates are made and the time as of which the NAV of the Founders’ Shares is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Fund’s Board.

Expenses of the Fund, including the Adviser’s management fees and the costs of any borrowings, are accrued on a monthly basis on the day that the NAV is calculated and are taken into account for the purpose of determining the NAV of the Founders’ Shares.

Prospective shareholders should be aware that situations involving uncertainties as to the value of Fund positions could have an adverse effect on the NAV of Founders’ Shares if the value judgments of the Adviser or the Portfolio Funds should prove incorrect. Also, Portfolio Funds will only provide determinations of their NAV on a periodic basis, typically monthly. Consequently, it may not be possible to determine the NAV of the Founders’ Shares more frequently.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

______________ serves as the independent registered public accounting firm of the Fund.  Its principal business address is _____________________ and the services that it provides to the Fund include audit services and tax services. _____ audits the annual financial statements of the Fund and provides the Fund with an audit opinion. _____ also reviews certain regulatory filings of the Fund.

________ serves as Counsel to the Independent Trustees and Legal Counsel of the Fund. Its principal business address is ____________.

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SUMMARY OF DECLARATION OF TRUST

The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this SAI or in the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Declaration of Trust a copy of which is included as an exhibit to the Trust’s Registration Statement filed with the SEC.

(1)	Liability of Shareholders

Under Delaware law and the Declaration of Trust, a shareholder will not be liable for the debts, obligations, liabilities and expenses of the Fund solely by reason of being a shareholder, except that the shareholder may be obligated to reimburse the Fund pursuant to the Declaration of Trust to repay any funds wrongfully distributed to the shareholder. The Trustees have no power to bind any shareholder personally or to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may from time to time personally agree to pay pursuant to the terms of the Declaration of Trust or by way of subscription for Shares or otherwise.

(2)	Duty of Care

The Declaration of Trust provides that neither the Trustees nor the officers of the Trust shall be liable to the Fund or any of its shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and the officers by the Trust, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Trustee will not be personally liable to any shareholder for the repayment of any balance in such shareholder’s account or for investments by such shareholder in the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification of a Trustee for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

(3)	Term, Dissolution and Liquidation

The Fund shall continue without limitation of time but subject to the following provisions.  The Board may without shareholder approval (unless such approval is required by the 1940 Act) in dissolution of the Fund or a class thereof liquidate, reorganize or dissolve the Fund or the class in any manner or fashion not inconsistent with applicable law, including, without limitation:

●
Sell and convey all or substantially all of the assets of the Fund or any class to another trust, partnership, limited liability company, association or corporation or other entity, or to a separate series or class of shares thereof, organized under the laws of any state or jurisdiction, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Fund or any class and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, limited liability company, association or corporation or of a series thereof; or

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●	At any time sell and convert into money all of the assets of the Fund or any class.

Following a sale or conversion in accordance with the foregoing, and upon making reasonable provision, in the determination of the Board, for the payment of all liabilities of the Fund or the affected class as required by applicable law, by such assumption or otherwise, the shareholders of each class involved in such sale or conversion shall be entitled to receive, as a class, when and as declared by the Board, the excess of the assets belonging to the Fund that are allocated to such class over the liabilities belonging to the Fund that are allocated to such class.  The assets so distributable to the shareholders of any particular class shall be distributed among such shareholders of that class in proportion to the number of Shares held by them and recorded on the books of the Fund.

Upon completion of the distribution of the remaining proceeds or the remaining assets as provided above, the Fund (in the case of a sale or conversion of the Fund as a whole) shall terminate and the Board and the Fund or any affected class shall be discharged of any and all further liabilities and duties under the Declaration of Trust and the right, title and interest of all parties with respect to the Fund or affected class shall be cancelled and discharged.

(4)	Merger, Consolidation, Incorporation

The Board, in order to change the form of organization and/or domicile of the Fund, may, without prior shareholder approval: (i) cause the Fund to merge or consolidate with or into one or more trusts, partnerships, limited liability companies, associations or corporations which is or are formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States, or (ii) cause the Fund to incorporate under the laws of Delaware.  Any other merger or consolidation of the Fund shall, in addition to the approval of the Trustees, require a majority shareholder vote (67% or more of the shares present at a meeting called to vote on the merger or consolidation if the holders of more than 50% of the outstanding shares are present or represented by proxy or 50% of the outstanding shares, whichever is less) except as otherwise permitted by the 1940 Act or other applicable laws and regulations.

(5)	Voting

Each shareholder has the right to cast a number of votes equal to the number of Founders’ Shares held by such shareholder at a meeting of shareholders called by the Board. The shareholders shall have power to vote only:  (a) for the election of one or more Trustees in order to comply with the provisions of the 1940 Act (including Section 16(a) thereof); (b) with respect to any contract entered into pursuant to Article V of the Declaration of Trust to the extent required by the 1940 Act; (c) with respect to termination of the Fund or any class to the extent required by applicable law; and (d) with respect to such additional matters relating to the Fund as may be required by the Declaration of Trust, the By-laws, or any registration of the Trust as an investment company under the 1940 Act or as the Board may consider necessary or desirable.

Except for the exercise of their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

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(6)	Reports to Shareholders

The Fund will furnish to shareholders as soon as practicable after the end of each taxable year such information as is necessary for such shareholders to complete federal and state income tax or information returns, along with any other tax information required by law. The Fund will send a semi-annual and an audited annual report to shareholders within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

(7)	Fiscal Year

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on April 30th.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance. The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices, risk measurement criteria and other information related to the portfolio’s performance. Comparisons may also be made to economic and financial trends and data that may be useful for investors to consider in determining whether to invest in the Fund.

FINANCIAL STATEMENTS OF THE FUND

[To be inserted by amendment]

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EXHIBIT A

FINANCIAL STATEMENTS OF ABS 3(C)(1) LP FOR THE FISCAL YEARS ENDED DECEMBER 31, 2014 and
DECEMBER 31, 2013 (AUDITED)

[financial statements to be filed by amendment]

A-1

EXHIBIT B

SCHEDULE OF INVESTMENTS (AS OF JULY 1, 2015) OF ABS 3(C)(1) LP (UNAUDITED)

B-1

EXHIBIT C

ABS GLOBAL EQUITY LONG/SHORT RIC
PROXY VOTING PROCEDURES

[To be filed by amendment]

C-1

EXHIBIT D

ABS INVESTMENT MANAGEMENT, LLC
PROXY VOTING PROCEDURES

[To be filed by amendment]

D-1

PART C: OTHER INFORMATION
Item 15	Indemnification

 Provisions relating to indemnification of the Registrant’s Trustees and officers are included in Registrant’s Declaration of Trust and Bylaws, which are incorporated herein by reference.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)	Agreement and Declaration of Trust dated June 23, 2015 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-2 on July 31, 2015).

(2)	By-Laws dated June 23, 2015 (Exhibit incorporated herein by reference as filed to Registrant’s Initial Registration Statement on Form N-2 on July 31, 2015).

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization (See Exhibit A to the Proxy Statement/Prospectus).

(5)	See Exhibits 1 & 2.

(6)	Investment Advisory Agreement between Registrant and ABS Investment Management LLC (the “Adviser”) dated [insert date] – to be filed by amendment.

(7)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC dated [insert date] – to be filed by amendment.

(8)	Not applicable.

(9)	Custody Agreement between the Registrant and UMB Bank, N.A. dated [insert date] – to be filed by amendment.

(10)	Not applicable.

(11)	Form of Opinion of counsel as to the legality of the securities being registered – to be filed by amendment.

(12)	Form of Opinion of counsel as to tax matters - to be filed by amendment.

(13(a))	Administration and Fund Accounting Agreement between Registrant and UMB Fund Services, Inc. dated [insert date] – to be filed by amendment.

(13(b))	Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. dated [insert date] – to be filed by amendment.

(13(c))	Expense Limitation Agreement between Registrant and ABS Investment Management, LLC dated [insert date] – to be filed by amendment.

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Item 16.	Exhibits (cont.)

(14)	Consent of Independent Registered Certified Public Accounting firm – to be filed by amendment.

(15)	Not applicable.

(16)	Not applicable.

(17)	Not applicable.

(2)(p)	Initial Capital Agreement(s) – to be filed by amendment.

All exhibits filed previously are herein incorporated by reference.

Item 17.	Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Greenwich, Connecticut, on the 10th day of September, 2015.

ABS GLOBAL EQUITY LONG/SHORT RIC

By:	/s/ Laurence K. Russian
Laurence K. Russian
Sole Trustee, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Laurence K. Russian	Sole Trustee, President and	September 10, 2015
Laurence K. Russian	Chief Executive Officer

/s/ David J. Finn	Treasurer and	September 10, 2015
David J. Finn	Principal Financial Officer

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